            [AIM LOGO           THE AIM FAMILY OF FUNDS--Registered  Trademark--
            APPEARS HERE]

           AIM INTERNATIONAL EQUITY FUND

           (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

PROSPECTUS
FEBRUARY 20, 1998

           AIM INTERNATIONAL EQUITY FUND (the "Fund") is a diversified, series investment portfolio of AIM International Funds, Inc. (the "Company"), an open-end, series, management investment company. The Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. There is no assurance that the Fund will attain its investment objective.

           This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated February 20, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling
           (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.

           THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                             PAGE                                                       PAGE
                                             ----                                                       ----
SUMMARY..................................       2          INVESTOR'S GUIDE TO THE AIM FAMILY OF
THE FUND.................................       4            FUNDS--Registered Trademark--..........     A-1
  Table of Fees and Expenses.............       4            Introduction to The AIM Family of
  Financial Highlights...................       6               Funds...............................     A-1
  Performance............................       8            How to Purchase Shares.................     A-1
  Investment Objective and Policies......       9            Terms and Conditions of Purchase of the
  Hedging Strategies and Other Investment                       AIM Funds...........................     A-2
     Techniques..........................      10            Special Plans..........................     A-9
  Risk Factors...........................      12            Exchange Privilege.....................    A-11
  Investment Restrictions................      13            How to Redeem Shares...................    A-13
  Management.............................      13            Determination of Net Asset Value.......    A-17
  Organization of the Company............      16            Dividends, Distributions and Tax
                                                                Matters.............................    A-18
                                                             General Information....................    A-20
                                                           APPLICATION INSTRUCTIONS.................     B-1



                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM International Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, series, management investment company. Currently the Company offers six separate series portfolios. This Prospectus relates to AIM INTERNATIONAL EQUITY FUND (the "Fund"). The Company also offers other classes of shares in five other investment portfolios, AIM ASIAN GROWTH FUND ("ASIAN FUND"), AIM EUROPEAN DEVELOPMENT FUND ("EUROPEAN FUND"), AIM GLOBAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND"), AIM GLOBAL GROWTH FUND ("GROWTH FUND") and AIM GLOBAL INCOME FUND ("INCOME FUND"), (collectively, with AIM INTERNATIONAL EQUITY FUND, the "Funds") each of which pursues unique investment objectives. All such other Funds offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about ASIAN FUND, EUROPEAN FUND, AGGRESSIVE GROWTH FUND, GROWTH FUND, or INCOME FUND, call (800) 347-4246. See "General Information."

  The investment objective of the Fund is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock, depositary receipts for stock and other securities having the characteristics of stock) of companies located outside the United States ("foreign companies") which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. Under normal market conditions, the Fund's assets will be invested in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin and may also invest to a limited extent in the securities of companies located in developing countries in various regions of the world.

  Over the past 30 years, securities of foreign companies ("foreign securities") have offered generally higher levels of capital growth than similar investments in the United States. The Fund's investment advisor believes that investment in foreign securities offers significant potential for long-term capital appreciation. Also, foreign equity markets often do not move in step with each other or with domestic equity markets. The Fund's investment advisor believes that a portfolio invested in a number of markets worldwide should thus achieve better long-term results for investors than one which is subject to the movements of a single market.

  The Fund intends to achieve its investment objective by using a fully managed investment policy providing for the selection of securities. The Fund will also seek to spread its investments among countries or regions in accordance with the investment advisor's assessment of prospects for relative economic growth, political conditions, currency exchange fluctuations and other relevant factors. For more complete information on the Fund's investment objective, policies and strategies, see "Investment Objective and Policies" and "Hedging Strategies and Other Investment Techniques."

  RISK FACTORS. THE FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING INTERNATIONAL DIVERSIFICATION AND WILLING TO BEAR THE RISKS ASSOCIATED WITH INVESTMENT IN FOREIGN SECURITIES, INCLUDING CURRENCY RISK, POLITICAL AND ECONOMIC RISK, REGULATORY RISK AND MARKET RISK. IT IS NOT DESIGNED AS A COMPLETE INVESTMENT PROGRAM. FOR A DISCUSSION OF THESE RISKS, SEE "RISK FACTORS."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement, AIM supervises all aspects of the

Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under an administrative services agreement (the "Administrative Services Agreement"), AIM is reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting and other administrative services for the Fund. Under a transfer agency and service agreement ("the Transfer Agency and Service Agreement"), A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services for the Fund.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year of the date such shares were purchased. Class C shares are subject to higher expenses than Class A shares.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. ("AIM Distributors") intends to reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. Class C shares redeemed after one year from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund declares and pays dividends from net investment income, if any, and makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A and Class B shares set forth in the table are based on the average net assets of the respective classes of the Fund for the year ended October 31, 1997. The fees and expenses for Class C shares set forth in the table are based on the estimated average net assets of Class C shares of the Fund for the period August 4 (date sales commenced) to October 31, 1997. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
    of offering price)......................................   5.50%       None       None
  Maximum sales load on reinvested dividends and
    distributions...........................................    None       None       None
  Deferred sales load (as a % of original purchase price or
    redemption proceeds, whichever is lower)................    None*     5.00%      1.00%
  Redemption fee............................................    None       None       None
  Exchange fee..............................................    None       None       None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees** (after fee waivers).....................   0.89%      0.89%      0.89%
  Rule 12b-1 distribution plan payments.....................   0.30%      1.00%      1.00%
  Other expenses............................................   0.28%      0.36%      0.36%
                                                               -----      -----      -----
      Total fund operating expenses**.......................   1.47%      2.25%      2.25%
                                                               =====      =====      =====

------------

* Purchases of $1 million or more are not subject to an initial sales charge. HOWEVER, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO CERTAIN REDEMPTIONS MADE WITHIN 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

** If management fees had not been waived, the management fees would have been 0.93% and total fund operating expenses would have been 1.51%, 2.28% and 2.28% for the Class A shares, Class B shares and Class C shares, respectively.

  EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

1 year....................................................    $ 69
3 years...................................................    $ 99
5 years...................................................    $131
10 years..................................................    $221

  THE EXAMPLES ABOVE ASSUME PAYMENT OF A SALES CHARGE AT THE TIME OF PURCHASE; ACTUAL EXPENSES MAY VARY FOR PURCHASES OF $1 MILLION OR MORE, WHICH ARE MADE AT NET ASSET VALUE AND ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE FOR 18 MONTHS FOLLOWING THE DATE SUCH SHARES WERE PURCHASED.

  An investor in the Fund would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

 1 year...................................................    $ 73
 3 years..................................................    $100
 5 years..................................................    $140
10 years..................................................    $239*

  An investor in the Fund would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period.

 1 year...................................................    $ 23
 3 years..................................................    $ 70
 5 years..................................................    $120
10 years..................................................    $239*

------------

* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 year....................................................    $33
 3 years...................................................    $70

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming no redemption at the end of each time period.

 1 year....................................................    $23
 3 years...................................................    $70

  As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares, Class B shares and Class C shares, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are per share income and capital changes for a Class A share of the Fund outstanding during each of the years in the five-year period ended October 31, 1997, and the period April 7, 1992 (effective date of registration statement) through October 31, 1992, and for a Class B share of the Fund outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994 and for a Class C share of the Fund outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Fund's financial statements and the related notes appears in the Statement of Additional Information.

                                                                                                              PERIOD
                                                                                                           APRIL 7, 1992
                                                               YEAR ENDED OCTOBER 31,                         THROUGH
                                             -----------------------------------------------------------    OCTOBER 31,
                                                1997            1996        1995       1994       1993         1992
                                             ----------      ----------   --------   --------   --------   -------------
CLASS A SHARE
Net asset value, beginning of period.......  $    15.37      $    13.65   $  13.50   $  12.18   $   8.88     $   8.74(h)
Income from investment operations:
  Net investment income....................        0.04(a)         0.04(a)    0.01       0.02       0.02         0.01
  Net gains on securities (both realized
    and unrealized)........................        1.68            2.07       0.62       1.31       3.29         0.13
                                             ----------      ----------   --------   --------   --------     --------
  Total from investment operations.........        1.72            2.11       0.63       1.33       3.31         0.14
                                             ----------      ----------   --------   --------   --------     --------
Less distributions:
  Dividends from net investment income.....       (0.02)          (0.01)     (0.04)     (0.01)     (0.01)          --
  Distributions from net realized gains....       (0.43)          (0.38)     (0.44)        --         --           --
                                             ----------      ----------   --------   --------   --------     --------
  Total distributions......................       (0.45)          (0.39)     (0.48)     (0.01)     (0.01)          --
                                             ----------      ----------   --------   --------   --------     --------
Net asset value, end of period.............  $    16.64      $    15.37   $  13.65   $  13.50   $  12.18     $   8.88
                                             ==========      ==========   ========   ========   ========     ========
Total return(b)............................       11.43%          15.79%      5.24%     10.94%     37.36%        1.65%
                                             ==========      ==========   ========   ========   ========     ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)...............................  $1,577,390      $1,108,395   $654,764   $708,159   $372,282     $122,663
                                             ==========      ==========   ========   ========   ========     ========
  Ratio of expenses to average net
    assets(c)..............................        1.47%(d)(e)     1.58%      1.67%      1.64%      1.78%        1.85%(i)
                                             ==========      ==========   ========   ========   ========     ========
  Ratio of net investment income to average
    net assets(f)..........................        0.24%(d)        0.25%      0.10%      0.22%      0.28%        0.27%(i)
                                             ==========      ==========   ========   ========   ========     ========
  Portfolio turnover rate..................          50%             66%        68%        67%        62%          23%
                                             ==========      ==========   ========   ========   ========     ========
  Average brokerage commission rate(g).....  $   0.0168      $   0.0192        N/A        N/A        N/A          N/A
                                             ==========      ==========   ========   ========   ========     ========

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than 1 year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.51%, 1.60%, 1.68 and 1.89% (annualized), respectively for 1997-1995 and
    1992.

(d) Ratios are based on average net assets of $1,416,524,861.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(f)After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 0.20%, 0.22%, 0.09% and 0.22% (annualized), respectively for 1997-1995 and 1992.

(g)The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(h)Net asset value at beginning of the period has been restated to reflect a
   1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.

(i)Annualized.

                                                                                                       PERIOD
                                                                                                    SEPTEMBER 15,
                                                                 YEAR ENDED OCTOBER 31,                THROUGH
                                                           -----------------------------------       OCTOBER 31,
                                                             1997           1996        1995            1994
                                                           --------       --------     -------      -------------
CLASS B SHARE
Net asset value, beginning of period.....................  $  15.13       $  13.54     $ 13.49         $ 13.42
Income from investment operations:
  Net investment income (loss)...........................     (0.09)(a)      (0.07)(a)   (0.09)          (0.01)
  Net gains on securities (both realized and
    unrealized)..........................................      1.66           2.04        0.61            0.08
                                                           --------       --------     -------         -------
  Total from investment operations.......................      1.57           1.97        0.52            0.07
                                                           --------       --------     -------         -------
Less distributions:
  Dividends from net investment income...................        --             --       (0.03)             --
  Distributions from net realized gains..................     (0.43)         (0.38)      (0.44)             --
                                                           --------       --------     -------         -------
  Total distributions....................................     (0.43)         (0.38)      (0.47)             --
                                                           --------       --------     -------         -------
Net asset value, end of period...........................  $  16.27       $  15.13     $ 13.54         $ 13.49
                                                           ========       ========     =======         =======
Total return(b)..........................................     10.61%         14.88%       4.35%           0.52%
                                                           ========       ========     =======         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted).................  $678,809       $368,355     $51,964         $ 4,833
                                                           ========       ========     =======         =======
  Ratio of expenses to average net assets(c).............      2.25%(d)(e)    2.35%       2.55%           2.53%(f)
                                                           ========       ========     =======         =======
  Ratio of net investment income (loss) to average net
    assets(g)............................................     (0.53)%(d)     (0.53)%     (0.78)%         (0.67)%(f)
                                                           ========       ========     =======         =======
  Portfolio turnover rate................................        50%            66%         68%             67%
                                                           ========       ========     =======         =======
  Average brokerage commission rate(h)...................  $ 0.0168       $ 0.0192         N/A             N/A
                                                           ========       ========     =======         =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 2.28%, 2.37% and 2.56%, respectively for 1997-1995.

(d) Ratios are based on average net assets of $558,130,289.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.24%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.57)%, (0.55)% and (0.79)%, respectively for 1997-1995.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                   PERIOD
                                                                AUGUST 4,
                                                                  THROUGH
                                                              OCTOBER 31,
                                                                     1997
                                                              -----------
CLASS C SHARES
Net asset value, beginning of period........................    $ 17.64
Income from investment operations:
  Net investment income (loss)..............................      (0.02)(a)
  Net gains (losses) on securities (both realized and
    unrealized).............................................      (1.35)
                                                                -------
  Total from investment operations..........................      (1.37)
                                                                -------
Less distributions:
  Dividends from net investment income......................         --
  Distributions from net realized gains.....................         --
                                                                -------
  Total distributions.......................................         --
                                                                -------
Net asset value, end of period..............................    $ 16.27
                                                                =======
Total return(b).............................................      (7.77)%
                                                                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $12,829
                                                                =======
  Ratio of expenses to average net assets(c)................       2.27%(d)(e)
                                                                =======
  Ratio of net investment income (loss) to average net
    assets(f)...............................................      (0.55)%(d)
                                                                =======
  Portfolio turnover rate...................................         50%
                                                                =======
  Average brokerage commission rate(g)......................    $0.0168
                                                                =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total return is not annualized.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 2.30% (annualized).

(d) Ratio is annualized and based on average net assets of $5,564,501.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.26%.

(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (0.59)% (annualized).

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charge) to which investments in the Fund's shares may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price assuming that all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses. The stated period for quotations of average annual total return will be for periods of one year and the life of the Fund (commencing as of the effective date of its registration statement).

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return.

  The performance of the Fund will vary from time to time, and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund, which is a fundamental policy that may be changed only with the approval of the Fund's shareholders, is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. There can be no assurance that the Fund will achieve its objective.

  The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described below and elsewhere in this Prospectus and in the Statement of Additional Information, without approval of the Fund's shareholders, except in those instances in which shareholder approval is expressly required.

  Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter-market. The Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings.

  If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

  AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

  AIM may invest a portion of the Fund's assets in (i) cash or high-grade short-term securities, including repurchase agreements, commercial paper, time deposits and master notes, denominated either in U.S. dollars or foreign currencies, (ii) U.S. government obligations or investment grade (high quality) corporate bonds or other debt securities, and (iii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM may invest, for temporary defensive purposes, all or substantially all of the Fund's assets in the securities described above. To the extent that the Fund is invested to a significant degree in cash, high-grade short-term securities, U.S. government obligations, investment grade (high quality) corporate bonds or other debt securities, or taxable municipal securities, its ability to achieve its investment objective of growth of capital may be adversely affected. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund intends to enter into repurchase agreements with sellers believed by AIM to present minimal credit risk. See "Investment Restrictions."

  Under normal market conditions, the Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

  Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of the Fund's total assets in foreign companies located in developing countries.

--------------------------------------------------------------------------------

HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES

  The Fund may, at such times as AIM deems appropriate and consistent with the investment objective of the Fund, write (sell) covered put or call options and may purchase put or call options on its portfolio securities. The Fund may also purchase and sell (i) options on domestic and foreign securities and currencies,
(ii) stock index options, (iii) stock, currency and interest rate futures, (iv) options on stock, currency, stock index and interest rate futures and (v) foreign forward currency exchange contracts. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Fund does not intend to hedge against currency, investment and interest rate risks during the coming year. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

  To a limited extent the Fund may employ certain investment techniques intended to provide liquidity for temporary or emergency purposes, provide flexibility in the purchase of new issues of securities, protect the Fund from a decline in the market value of its securities and permit the Fund to invest all of its assets. Those techniques include entering into reverse repurchase agreements, lending portfolio securities, purchasing securities on a "when-issued" basis, short sales "against the box" and investing in closed-end investment companies.

  OPTIONS. The Fund may purchase put or call options. Such options give the Fund the right for a fixed period of time to sell (in the case of purchase of a put option) or to buy (in the case of purchase of a call option) the number of units of the underlying security or obligation covered by the option at a fixed or determinable exercise price. Buying a put option hedges against the risk of a market decline. Buying a call option hedges against a market advance. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  The Fund also may write (sell) put or call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. A put option is "covered" if the Fund's custodian segregates liquid assets with a value equal to the exercise price of the put option. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put option is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium received from the initial sale of the put option. Prior to its expiration, a put or call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's portfolio securities and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the Fund's total assets. The Fund will not purchase put options (including options on securities indices and futures contracts) if, at the time of investment, the aggregate premiums paid for such options will exceed 5% of its total assets.

  FUTURES AND FORWARD CONTRACTS. Since substantially all of the securities held by the Fund may be denominated in foreign currencies, the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. The Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions or in exchange rates between currencies (including the U.S. dollar). Futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time and for a specified price. Futures contracts are traded on U.S. and foreign exchanges and generally contain standardized strike prices and expiration dates. Certain futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. In addition to purchasing or selling futures contracts on currencies and specific securities, interest rates and exchange rates, the Fund may purchase or sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. No more than 5% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts and asset coverage requirements are set forth above under "Options." Although the Fund is authorized to invest in futures contracts and related options with respect to foreign securities, stock indices, interest rates and currencies, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission for investment by United States investors.

  In attempting to manage its currency exposure, the Fund may buy and sell currencies, either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. The Fund may enter into transaction hedging forward contracts with respect to all or a substantial portion of its trades. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  There are risks associated with the use of futures and forward contracts and options thereon for hedging purposes. During certain market conditions, sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency against which the futures or forward contract or options thereon are being sold. In the futures and options on futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Risks in the use of futures contracts and options thereon also result from the possibility that changes in the market value of securities or currency may differ substantially from the changes anticipated by the Fund when hedged positions were established. Successful use of futures and forward contracts and options thereon is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Fund may lose the expected benefit of futures and forward transactions and options thereon if markets move in an unanticipated manner.

  OTHER HEDGING TECHNIQUES. For hedging purposes, the Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible reduced levels of income and lack of access to income during this period; and (d) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may invest in reverse repurchase agreements, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may em-ploy reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares.

  LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. If the Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate liquid assets in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

  SHORT SALES. The Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Fund will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the Fund's assets at any given time.

  ILLIQUID SECURITIES AND RULE 144A SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Unregistered securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of unregistered securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Company's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

--------------------------------------------------------------------------------

RISK FACTORS

  There can be no assurance that the Fund's investment objective will be attained. The Fund is designed for investors seeking international diversification, and is not intended as a complete investment program. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. Investors should consider carefully the following special factors before investing in the Fund.

  CURRENCY RISK. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

  POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

  MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without approval of the Fund's shareholders. The Fund may not:

          1. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          4. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

  A complete listing of investment restrictions applicable to the Fund, some of which may be changed by the Board of Directors without shareholder approval, is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Fund's shares, the agreement with State Street Bank and Trust Company as custodian, and the agreement with A I M Fund Services, Inc. as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997. AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.

  ADMINISTRATOR. AIM and the Company have entered into a Master Administrative Services Agreement, dated as of February 28, 1997, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund. AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge and Barrett K. Sides are primarily responsible for the day-to-day management of the Fund. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since 1989 and began working as an investment professional in 1987. Mr. Olsson is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. He has been associated with AIM and/or its subsidiaries since 1994 and began working as an investment professional in 1994. Prior to 1994, Mr. Olsson was a broker assistant trainee with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1991. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990.

  FEES AND EXPENSES. For the year ended October 31, 1997, the Fund paid AIM an amount for its advisory services which represented 0.89% of the Fund's average daily net assets. Although the fee payable to AIM under the Advisory Agreement is higher than that paid by most mutual funds which invest in domestic securities, it is competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fee is justified due to the higher costs and additional expenses associated with managing and operating a fund holding primarily foreign equity securities. For the year ended October 31, 1997, the Fund reimbursed AIM for administrative services costs pursuant to the Administrative Services Agreement an amount which represented 0.01% of the Fund's average daily net assets. The Class A shares' total expenses for such year were 1.47% of the Class A shares' average daily net assets. The Class B shares' total expenses for such year were 2.25% of the Class B shares' average daily net assets. The Class C shares' total expenses for the period August 4, 1997 (date sales commenced) through October 31, 1997 were 2.25% of the Class C shares' average daily net assets.

  In addition, the Company and A I M Fund Services, Inc. P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into a Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  FEE WAIVERS. AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time and without notice to investors. AIM has voluntarily agreed to waive its advisory fees under the Advisory Agreement in order to achieve the following annual fee structure for the Fund: 0.95% of the first $500 million of the Fund's average daily net assets; 0.90% of the next $500 million of the Fund's average daily net assets; and 0.85% of the Fund's average daily net assets exceeding $1 billion. For the fiscal year ended October 31, 1997, AIM waived advisory fees for the Fund which represented 0.04% of the Fund's average daily net assets.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of the Fund (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Fund. The address of A I M Distributors, Inc. is P.O. Box 4739, Houston, Texas 77021-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM

Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay Contingent Deferred Sales Charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.

  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.30% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and, if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end series management investment company. The Company currently consists of six investment portfolios: the Fund, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND and AIM GLOBAL INCOME FUND. The Board of Directors may authorize additional portfolios in the future. Shares of the Fund are offered to investors pursuant to this Prospectus, while shares of the Company's other portfolios are offered to investors pursuant to separate prospectuses. The authorized capital stock of the Company consists of 4,000,000,000 shares of common stock with a par value of $0.001 per share, of which 200,000,000 shares are designated Class A shares, 200,000,000 shares are designated Class B shares and 200,000,000 shares are designated Class C shares of each investment portfolio of the Company, and the balance of which are unclassified.

  Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific ex-penses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. As of February 2, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated was the owner of record of 33.13%, 36.84% and 47.42% of the outstanding Class A, Class B and Class C shares, respectively, of the Fund. As long as Merrill Lynch, Pierce, Fenner & Smith Incorporated owns over 25% of such shares, it may be presumed to be in "control" of the Class A, Class B and Class C shares of the Fund, as defined in the 1940 Act.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND(*)                      AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND(*)       AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND(*)           AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR MULTIFLEX FUND(*)                 AIM HIGH YIELD FUND
            AIM ADVISOR REAL ESTATE FUND(*)               AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(**)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT CASH FUND(**)
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND

 (*) Class B Shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE
     FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM REAL ESTATE FUND will not be available until on or about March 3, 1998.

(**) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
     AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                       MCF-02/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION--SM--: To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem
Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF-02/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $  100,000                   4.75           4.99         4.00
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-02/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%          1.01%        0.75%
 $100,000 but less than $  250,000                   0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

                                                                       MCF-02/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

                                                                       MCF-02/98

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-

                                                                       MCF-02/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,

                                                                       MCF-02/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) employees of Triformis Inc.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

                                                                       MCF-02/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan each withdrawal is made from the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and

                                                                       MCF-02/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF-02/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
                                ----------                                   -----------------
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A                       --------------
   AIM ADVISOR MULTIFLEX               AIM GROWTH FUND -- CLASS A            AIM MONEY MARKET FUND
     FUND -- CLASS A                   AIM HIGH INCOME MUNICIPAL                 -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH   FUND -- CLASS A  FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM EUROPEAN DEVELOPMENT            OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM WEINGARTEN FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                       MCF-02/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A, Class B, or Class C shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and
(h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received

                                                                       MCF-02/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                       MCF-02/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

  YEAR                                                 CONTINGENT DEFERRED
 SINCE                                                   SALES CHARGE AS
PURCHASE                                               % OF DOLLAR AMOUNT
  MADE                                                  SUBJECT TO CHARGE
--------                                               -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

                                                                       MCF-02/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59-1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be gen-
                                                                       MCF-02/98
uine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed

                                                                       MCF-02/98
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF-02/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such

                                                                       MCF-02/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                       MCF-02/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.

                                                                       MCF-02/98

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF-02/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.
      Transfers to Minors                                      Other Organization            Other Organization

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                   MCF-02/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").

                                                                   MCF-02/98

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

INT-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION



                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND



              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


                               11 Greenway Plaza
                                   Suite 100
                           Houston, Texas  77046-1173
                                 (713) 626-1919


                               -----------------


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
                   AND IT SHOULD BE READ IN CONJUNCTION WITH
                   A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
            A COPY OF WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS
                                 OR BY WRITING
      A I M DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739,
                          OR BY CALLING (800) 347-4246


                               -----------------

        Statement of Additional Information dated: February 20, 1998, Relating to the AIM International Equity Fund Prospectus dated
     February 20, 1998, the AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund Prospectus dated February 20, 1998, the AIM Asian Growth Fund Prospectus dated November 12, 1997, as revised January 2, 1998, and the AIM European Development Fund Prospectus dated
                November 12, 1997, as revised January 2, 1998

                               TABLE OF CONTENTS

                                                                                                                      PAGE

INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GENERAL INFORMATION ABOUT THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         The Company and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Yield Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Historical Portfolio Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         General Brokerage Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Allocation of Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 28(e) Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Brokerage Commissions Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

HEDGING STRATEGIES AND OTHER INVESTMENT POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Privatized Enterprises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Hedging Foreign Currency Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Writing Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Writing Covered Put Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Purchasing Put Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Purchasing Call Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Combined Option Positions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Stock Index Options and Futures and Financial Futures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Restrictions on the Use of Futures Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Restrictions on OTC Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Asset Coverage for Futures and Options Positions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Risk Factors in Options, Futures, Forward and Currency Transactions  . . . . . . . . . . . . . . . . . . . .  15
         Repurchase Agreements and Reverse Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Short Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Foreign Exchange Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Countries in Which Asian Fund and European Fund May Invest . . . . . . . . . . . . . . . . . . . . . . . . .  17

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Aggressive Growth Fund, Growth Fund, and Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Equity Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Asian Fund and European Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Remuneration of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         AIM Funds Retirement Plan for Eligible Directors/Trustees  . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Deferred Compensation Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Investment Advisory, Sub-Advisory and Administrative Services Agreements . . . . . . . . . . . . . . . . . .  31

THE DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

NET ASSET VALUE DETERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Reinvestment of Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Shareholder Inquiries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Principal Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS

                                  INTRODUCTION
         AIM International Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in the AIM Asian Growth Fund Prospectus dated November 12, 1997, as revised January 2, 1998; the AIM European Development Fund Prospectus dated November 12, 1997, as revised January 2, 1998; the AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund Prospectus, dated February 20, 1998 and the AIM International Equity Fund Prospectus dated February 20, 1998 (individually, a "Prospectus" and collectively, the "Prospectuses"). Copies of each Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Funds.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds (hereinafter defined). Some of the information required to be in this Statement of Additional Information is also included in each Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the applicable Prospectus. Additionally, each Prospectus and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from each Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company currently consists of six separate portfolios: AIM Asian Growth Fund (the "Asian Fund"), AIM European Development Fund ( the "European Fund"), AIM Global Aggressive Growth Fund (the "Aggressive Growth Fund"), AIM Global Growth Fund (the "Growth Fund") and AIM Global Income Fund ( the "Income Fund") and AIM International Equity Fund (the "Equity Fund") (individually, a
"Fund" and collectively, the "Funds").   Each portfolio of the Company offers
Class A, Class B and Class C shares. This Statement of Additional Information relates solely to the Funds.

         As used in each Prospectus, the term "majority of the outstanding shares" of the Company, of a particular Fund or of a class of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, such Fund or such class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to such Fund and, upon liquidation of the Fund, to participate proportionately in the Fund's net assets remaining after satisfaction of the Fund's outstanding liabilities. Fractional shares have proportionately the same rights, including voting rights, as are provided for full shares.

                                  PERFORMANCE

         Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors and can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

      Advertising Age                      Financial World                    Nation's Business
      Barron's                             Forbes                             New York Times
      Best's Review                        Fortune                            Pension World
      Broker World                         Hartford Courant Inc.              Pensions & Investments
      Business Week                        Institutional Investor             Personal Investor
      Changing Times                       Insurance Forum                    Philadelphia Inquirer
      Christian Science Monitor            Insurance Week                     USA Today
      Consumer Reports                     Investor's Daily                   U.S. News & World Report
      Economist                            Journal of the American            Wall Street Journal
      FACS of the Week                      Society of CLU & ChFC             Washington Post
      Financial Planning                   Kiplinger Letter                   CNN
      Financial Product News               Money                              CNBC
      Financial Services Week              Mutual Fund Forecaster             PBS

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

     Bank Rate Monitor                                  Stanger
     Donoghue's                                         Weisenberger
     Mutual Fund Values (Morningstar)                   Lipper Analytical Services

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in tables, graphs or similar illustrations. For Asian Fund and European Fund total returns may be quoted with or without taking the Class A shares' 5.50% maximum sales charge, the Class B shares' 5% maximum contingent deferred sales charge ("CDSC") or the Class C shares' 1% maximum CDSC into account. For Aggressive Growth Fund, Growth

Fund and Income Fund total returns may be quoted with or without taking the Class A shares' 4.75% maximum sales charge, the Class B shares' 5% maximum CDSC or the Class C shares' 1% maximum CDSC into account. For Equity Fund total returns may be quoted with or without taking the Class A shares' 5.50% maximum sales charge, the Class B shares' 5% maximum CDSC or the Class C shares' 1% maximum CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

YIELD QUOTATIONS

       The standard formula for calculating yield for the Income Fund, as described in the Prospectus, is as follows:
                                                   6
                       YIELD = 2[((a-b)/(c x d) +1) -1]

Where        a    =     dividends and interest earned during a stated 30-day
                        period.  For purposes of this calculation, dividends
                        are accrued rather than recorded on the ex-dividend
                        date.  Interest earned under this formula must
                        generally be calculated based on the yield to maturity
                        of each obligation (or, if more appropriate, based on
                        yield to call date).
             b    =     expenses accrued during period (net of reimbursement).
             c    =     the average daily number of shares outstanding during
                        the period.
             d    =     the maximum offering price per share on the last day of
                        the period.

         The yields for the Class A, Class B and Class C shares of Income Fund for the 30-day period ended October 31, 1997 were as follows:

                                        With          Without
                                      Waivers         Waivers
                                      -------         -------
     Class A  . . . . . . . . . . .     5.59%          5.06%
     Class B  . . . . . . . . . . .     5.38%          4.82%
     Class C  . . . . . . . . . . .     5.38%          4.82%

HISTORICAL PORTFOLIO RESULTS

         Total returns for each of the named Funds, with respect to its Class A shares, for the one- and five-year periods (or since inception, if shorter) ended October 31, 1997 (which include the maximum sales charge and reinvestment of all dividends and distributions), were as follows:


                                  Average Annual Total Return                       Cumulative Return
                                  ---------------------------                       -----------------
                                 Periods ended October 31, 1997                Periods ended October 31, 1997
                                 ------------------------------                ------------------------------
                                      One              Five                           One          Five
Class A Shares:                       Year             Years                         Year         Years
---------------                     --------           -----                       --------       -----

Aggressive Growth Fund                4.41%           17.41%*                        4.41%         65.16%*
Equity Fund                           5.33%           14.34%                         5.33%         95.45%
Growth Fund                          11.67%           16.55%*                       11.67%         61.39%*
Income Fund                           3.88%            9.84%*                        3.88%         34.11%*


* The inception date for the Class A shares of each of Aggressive Growth Fund, Growth Fund and Income Fund was September 15, 1994.

         Total returns for each of the named Funds, with respect to its Class B shares, for the one-year period ended October 31, 1997 and the period September 15, 1994 (inception date) through October 31, 1997 (which include the maximum contingent deferred sales charge and reinvestment of all dividends and distributions) were as follows:

                                  Average Annual Total Return                        Cumulative Return
                                  ---------------------------                        -----------------
                                 Periods ended October 31, 1997                  Periods ended October 31, 1997
                                 ------------------------------                  ------------------------------

                                      One              Since                          One         Since
Class B Shares:                       Year           Inception                       Year       Inception
---------------                     --------         ---------                     --------     ---------
Aggressive Growth Fund                4.11%            17.97%                        4.11%         67.61%
Equity Fund                           9.03%             8.83%                        9.03%         30.30%
Growth Fund                          11.65%            17.09%                       11.65%         63.76%
Income Fund                           3.48%            10.22%                        3.48%         35.55%

     Total returns for Class C shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund for the period August 4, 1997 (inception date) through October 31, 1997 (which include the maximum contingent deferred sales charge and reinvestment of all dividends and distributions) were as follows:

                                  Average Annual Total Return                        Cumulative Return
                                  ---------------------------                        -----------------
                                 Periods ended October 31, 1997                  Periods ended October 31, 1997
                                 ------------------------------                  ------------------------------

                                      One              Since                          One         Since
Class C Shares:                       Year           Inception                       Year       Inception
---------------                     --------         ---------                     --------     ---------
Aggressive Growth Fund                 N/A              N/A                          N/A           -8.48%
Equity Fund                            N/A              N/A                          N/A           -8.69%
Growth Fund                            N/A              N/A                          N/A           -6.69%
Income Fund                            N/A              N/A                          N/A            1.99%

         Average annual total return is not available for Class A, B and C shares of Asian Fund or European Fund as the inception date of the Class A, B and C shares of such Funds was November 3, 1997.

         During the one-year period ended October 31, 1997, a hypothetical $1,000 investment in the Class A shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,044.11, $1,053.32, $1,116.70 and $1,038.76, respectively, assuming the maximum sales charge was paid and all distributions were reinvested. For the period September 15, 1994 (inception date for Aggressive Growth Fund, Growth Fund and Income Fund) through October 31, 1997, and the five-year period ended October 31, 1997, for Equity Fund, a hypothetical $1,000 investment in the Class A shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,651.60, $1,986.22, $1,613.91 and $1,341.11, respectively, assuming the maximum sales charge was paid and all distributions were reinvested.

         During the one-year period ended October 31, 1997, a hypothetical $1,000 investment in the Class B shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,041.14, $1,056.11, $1,116.55 and $1,039.76, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested. For the period September 15, 1994 (inception date) through October 31, 1997, a hypothetical $1,000 investment in the Class B shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,302.97, $1,355.45, $1,637.62 and $1,676.12, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested.

         For the period August 4, 1997 (inception date) through October 31, 1997, a hypothetical $1,000 investment in the Class C shares of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $915.17, $913.11, $933.07, and $1,091.91, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested.


         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services. Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as indices of stocks comparable to those in which the Funds invest, as well as the following:


Standard & Poor's 500 Stock Index                         Dow Jones Industrial Average
Consumer Price Index                                      Morgan Stanley Capital International Indices,
Bond Buyer Index                                                  including:
NASDAQ                                                                     EAFE Index
COFI                                                                       Pacific Basin Index
First Boston High Yield Index                                              Pacific Ex Japan Index (a widely
The Financial Times - Actuaries World Indices (a                                   recognized series of
         wide range of comprehensive measures of                                   indices in international
         stock price performance for the world's                                   market
         major stock markets and regional areas)                                   performance)

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasuries
         30 year Treasuries
         90 Day Treasury Bills

         Advertising for the Income Fund may from time to time include discussions of general economic conditions and interest rates.

         From time to time, each Fund's advertising may include discussions of general domestic and international economic conditions and interest rates, and may make reference to international economic sources such as The Bundesbank (the German equivalent of the U.S. Federal Reserve Board). Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, each Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation. Also from time to time, sales literature and/or advertisements for the Funds may disclose (i) the largest holdings in the Funds' portfolios, (ii) certain selling group members and/or (iii) certain institutional shareholders.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

     A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

     AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These intra-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

     Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

     Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

     Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the [Company's directors] with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

     The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

     In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

BROKERAGE COMMISSIONS PAID


         For the fiscal years ended October 31, 1997, 1996 and 1995, Aggressive Growth Fund paid brokerage commissions of $6,227,671, $5,169,447 and $1,409,761, respectively. The increase in brokerage commissions from October 31, 1995 through October 31, 1997 was due to the increase in Aggressive Growth Fund's net assets during such period. For the fiscal year ended October 31, 1997, AIM allocated certain of Aggressive Growth Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $79,719,730 and the related brokerage commissions were $111,081.

         For the fiscal years ended October 31, 1997, 1996, and 1995, Equity Fund paid brokerage commissions of $6,002,915, $5,666,504 and $3,169,134, respectively. The increase in brokerage commissions from October 31, 1995 through October 31, 1997 was due to the increase in Equity Fund's net assets
during such period.   For the fiscal year ended October 31, 1997, AIM allocated
certain of Equity Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $5,879,466 and the related brokerage commissions were $2,967.

         For the fiscal years ended October 31, 1997, 1996 and 1995, Growth Fund paid brokerage commissions of $1,249,946, $826,284 and $161,100, respectively. The increase in brokerage commissions from October 31, 1995 through October 31, 1997 was due to the increase in Growth Fund's net assets during such period. For the fiscal year ended October 31, 1997, AIM allocated certain of Growth Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $22,934,086 and the related brokerage commissions were $17,539.

         For the fiscal years ended October 31, 1997, 1996 and 1995, Income Fund paid brokerage commissions of $162, $1,570 and $6,939, respectively. For the fiscal year ended October 31, 1997, none of Income Fund's brokerage transactions were allocated to broker-dealers that provided AIM with certain research, statistical and other information.


                HEDGING STRATEGIES AND OTHER INVESTMENT POLICIES

         The following discussion of certain investment strategies supplements the discussion set forth in the Prospectus under the heading "Hedging Strategies and Other Investment Techniques."

         Each Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options, futures transactions, options on futures and foreign forward exchange transactions. Each Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Funds may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Funds are authorized to enter into such options and futures transactions either on exchanges or in the OTC markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), AIM believes that, because the Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Funds will not subject the Funds to the risks frequently associated with the speculative use of options and futures transactions. While the Funds' use of hedging strategies is intended to reduce the volatility of the respective net asset value of each Fund's shares, a Fund's net asset value will nevertheless fluctuate. There can be no assurance that the hedging transactions of any of the Funds will be effective.

PRIVATIZED ENTERPRISES

         The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. European Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

         In certain jurisdictions, the ability of foreign entities, such as European Fund, to participate in privatizations may be limited by local law, or the price or terms on which European Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         In the case of the enterprises in which European Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.
The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         Prior to privatization, most of the state enterprises in which European Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

HEDGING FOREIGN CURRENCY RISKS

         Generally, the foreign exchange transactions of a Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Funds have authority to deal in forward foreign exchange between currencies (including the U.S. dollar) as a hedge against possible variations in the foreign exchange rate between such currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund's dealings in forward foreign exchange may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Funds will not attempt to hedge all of their respective portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by AIM.

         In addition to the forward exchange contracts, the Funds may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options as a short or long hedge against possible variations in foreign exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

WRITING COVERED CALL OPTIONS

         Each Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, a Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS

         Each Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

         When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         Each Fund may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that a Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, a Fund would expect to suffer a loss. This loss should be less than the loss a Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS

         Each Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by a Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. None of the Funds will purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of the Fund's total assets.

PURCHASING CALL OPTIONS

         Each Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Funds will purchase call options only in connection with "closing purchase transactions."

COMBINED OPTION POSITIONS

         Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, a Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contact. This technique, called a "straddle," enables a Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, a Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

STOCK INDEX OPTIONS AND FUTURES AND FINANCIAL FUTURES

         Each Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. A Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Funds' investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodities Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to a Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of "trade option" as set forth in CFTC Regulation 32.4, a Fund will not make such investments.

         Each Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests, if any. Transactions by a Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

         A Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Funds do not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions) a long futures position may be terminated without the corresponding purchase of securities.

         The Funds are also authorized to purchase and write call and put options on futures contracts and stock indices in connection with their hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which a Fund enters into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

         Each Fund is also authorized to engage in options and futures transactions on U.S. and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

         Each Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for U.S. dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the U.S. dollar will tend to be offset by an increase in the value of the put option.

         Certain differences exist between these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Funds will not speculate in foreign security or currency options, futures or related options. None of the Funds will hedge a currency substantially in excess of the market value of securities which any such Fund has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by such Fund but not yet delivered, the proceeds thereof in its denominated currency. None of the Funds will incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.
Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

         Regulations of the CFTC applicable to the Funds require that all of the Funds' futures and options on futures transactions constitute bona fide hedging transactions and that the Funds not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of such Fund's total assets. However, if an option is "in-the-money" (the price of the option exceeds the strike price), the in-the-money portion may be excluded in computing the 5% limit.

RESTRICTIONS ON OTC OPTIONS

         The Funds will engage in transactions involving OTC options, including over-the-counter stock index options, over-the-counter foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Funds will acquire only those OTC options for which AIM believes a Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

         The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have each adopted an operating policy pursuant to which each Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of (i) the market value of OTC options currently outstanding which are held by a Fund,
(ii) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by such Fund, (iii) margin deposits on the Fund's existing OTC options on futures contracts, and (iv) the market value of all other assets of the Fund which are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of Aggressive Growth Fund, Growth Fund and Income Fund, and 15% of the net assets of Equity Fund, European Fund and Asian Fund, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York, and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then such Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Funds and may be amended by the Board of Directors of the Company without approval of the Funds' respective shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         The Funds will not use leverage in their options and futures strategies. Such investments will be made for hedging purposes only. The Funds will hold securities or other options or futures positions whose values are expected to offset their obligations under the hedge strategies. None of the Funds will enter into an option or futures position that exposes a Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets with its custodian bank in the amount prescribed. The segregated liquid assets will not be sold while the futures or option strategy is outstanding, unless they are replaced with similar liquid assets. As a result, there is a possibility that segregation of a large percentage of a Fund's liquid assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS

         The use of options and futures transactions to hedge a Fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the option or future moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on AIM's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

         The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, AIM believes a Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

         The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. AIM does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Funds' portfolios.

         Because the Funds will engage in the options and futures transactions described above solely in connection with their hedging activities, AIM does not believe such options and futures transactions necessarily will have any significant effect on the portfolio turnover rate of any of the Funds.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

         A reverse repurchase agreement involves the sale of securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date, and interest payment. During the time a reverse repurchase agreement is outstanding, the applicable Fund will segregate liquid assets having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by a Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Funds may make secured loans of portfolio securities amounting to not more than 33-1/3% of each Fund's respective total assets. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the applicable Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have a right to call each of their respective loans and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Funds will not have the right to vote securities while they are being lent, but each Fund will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

SHORT SALES

         Each Fund may from time to time enter into short sales transactions.
A Fund will not make short sales of securities or maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by the Funds for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of a Fund's total assets be deposited or pledged as collateral for such sales at any time.

RULE 144A SECURITIES

         Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its total assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Funds.
The Funds attempt to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Funds from transferring cash out of such countries, and the Funds may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Funds hold foreign currencies.

COUNTRIES IN WHICH ASIAN FUND AND EUROPEAN FUND MAY INVEST

         The Asian Fund considers issuers of securities located in the following countries to be Asian issuers:



     Bangladesh          Indonesia      Philippines     Thailand
     China               Korea          Singapore       Vietnam
     Hong Kong           Malaysia       Sri Lanka
     India               Pakistan       Taiwan

         In addition to Asian issuers, Asian Fund may invest up to 20% of its total assets in securities of non-Asian issuers. The following is a list of some of the non-Asian countries in which Asian Fund may invest from time to time:

     Australia           New Zealand

         European Fund considers issuers of securities located in the following countries to be European issuers:


     Austria             Germany          Netherlands      Slovenia
     Belgium             Greece           Norway           Spain
     Croatia             Hungary          Poland           Sweden
     Czech Republic      Ireland          Portugal         Switzerland
     Denmark             Italy            Romania          Turkey
     Finland             Liechtenstein    Russia           Ukraine
     France              Luxembourg       Slovakia         United Kingdom



         In addition to European issuers, European Fund may invest up to 20% of its total assets in securities of non-European issuers. The following is a list of some of the non-European countries in which European Fund may invest from time to time:

     Bermuda             Israel           South Africa     United States
     Egypt

         The above lists may include foreign countries that have not yet been approved by the Company's board. Asian Fund and European Fund will only invest in foreign countries that have been approved by the board.

         The word "Development" in European Fund's name is designed to address the general restructuring taking place in Europe as well as a more dramatic political and economic restructuring taking place in regions such as Eastern Europe. Also consistent with the name, the Fund has the ability to invest a significant portion of its total assets in securities issued in emerging markets.


                            INVESTMENT RESTRICTIONS


AGGRESSIVE GROWTH FUND, GROWTH FUND, AND INCOME FUND

         The following fundamental policies and investment restrictions have been adopted by Aggressive Growth Fund, Growth Fund and Income Fund and, except as noted, such policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the applicable Fund, as defined in the 1940 Act.

The Funds may not:

                1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

                2. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell stock index and currency options, stock index futures, interest rate futures, financial futures and currency futures contracts and related options on such futures.

                3. Purchase any security on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

                4. Make loans, although the Funds may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

                5. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

                6. Underwrite securities of other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                8. Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will (unless and until SEC changes its position) apply to foreign government obligations unless the SEC permits their exclusion.

                9. Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, taken at market value, more than 5% of a Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction does not apply to the Income Fund.

                10. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction applies only to the Income Fund.

                11. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by a Fund, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.
                12. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements and dollar roll transactions (Income Fund only). With respect to Aggressive Growth Fund and Growth Fund, such permitted borrowings shall be used as a temporary defensive measure for extraordinary or emergency purposes. Permitted borrowings shall be in amounts not exceeding 33- 1/3% of a Fund's total assets, taken at market value, and each Fund may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. Whenever bank borrowings exceed 5% of the value of the total assets of Aggressive Growth Fund or Growth Fund, such Fund will not make any additional purchases of securities for investment purposes.

       The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions, the Funds will not:

                13. Make investments for the purpose of exercising control or management.

                14. Lend portfolio securities in excess of 33-1/3% of total assets, taken at market value; provided that loans of portfolio securities shall be made in accordance with the guidelines set forth under the heading "Lending of Portfolio Securities."

                15. Invest in securities which are illiquid if more than 15% of a Fund's total assets, taken at market value, would be invested in such securities.

                16. Effect short sales of securities, except that a Fund may make short sales "against the box" to the extent that the value of the securities sold short, in the aggregate, does not represent more than 10% of the Fund's total assets, taken at market value, at any given time.

       Percentage restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total assets.

EQUITY FUND

                The following fundamental policies and investment restrictions have been adopted by Equity Fund and, except as noted, such policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

The Fund may not:

                1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

                2. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

                3. Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

                4. Make loans, although the Fund may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

                5. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

                6. Underwrite securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                8. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the Securities and Exchange Commission permits their exclusion.

                9. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                10. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                11.      Issue senior securities, except as provided in
                          restriction number 5 above.

       The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions, the Fund will not:

                12. Make investments for the purpose of exercising control or management.

                13. Lend its portfolio securities in excess of 33-1/3% of its total assets, taken at market value; provided that loans of portfolio securities shall be made in accordance with the guidelines set forth under the heading "Lending of Portfolio Securities."

                14. Invest in securities which are illiquid if more than 15% of the Fund's total assets, taken at market value, would be invested in such securities.

                15. Effect short sales of securities, except that the Fund may make short sales "against the box" to the extent that the value of the securities sold short, in the aggregate, does not represent more than 10% of the Fund's total assets, taken at market value, at any given time.

       Percentage restrictions apply as of the time of investment without regard to later increases or decreases in the values of securities or total assets.

ASIAN FUND AND EUROPEAN FUND

       The following fundamental policies and investment restrictions have been adopted by Asian Fund and European Fund and, except as noted, such policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the applicable Fund, as defined in the 1940 Act.

The Funds may not:

                1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

                2. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell stock index and currency options, stock index futures, interest rate futures, financial futures and currency futures contracts and related options on such futures.

                3. Purchase any security on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

                4. Make loans, although the Funds may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

                5. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

                6. Underwrite securities of other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                7. Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will (unless and until SEC changes its position) apply to foreign government obligations unless the SEC permits their exclusion.

                8. Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, taken at market value, more than 5% of a Fund's total assets, taken at market value, would be invested in the securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                9. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by a Fund, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

       The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions, each of the Funds will not:

                10. Make investments for the purpose of exercising control or management.

                11. Lend its portfolio securities in excess of 33-1/3% of its total assets, taken at market value; provided that loans of portfolio securities shall be made in accordance with the guidelines set forth under the heading "Lending of Portfolio Securities."

                12. Invest in securities which are illiquid if more than 15% of a Fund's total assets, taken at market value, would be invested in such securities.

                13. Effect short sales of securities, except that the Fund may make short sales "against the box" to the extent that the value of the securities sold short, in the aggregate, does not represent more than 10% of the Fund's total assets, taken at market value, at any given time.


       The following non-fundamental policies apply to all Funds. Subject to the investment restriction on lending portfolio securities, number 13 for Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund and number 11 for Asian Fund and European Fund, the Funds may from time to time lend securities from their respective portfolios to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the applicable Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Funds will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. See the information under the caption "Hedging Strategies and Other Investment Techniques -- Lending of Portfolio Securities" above.


       Each Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on the Funds' portfolio strategies.

                                   MANAGEMENT


DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth below.


                                       POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
                                       -------------------    ---------------------------------------------
        NAME, ADDRESS AND AGE              REGISTRANT         5 YEARS
        ---------------------              ----------         -------
  *CHARLES T. BAUER (78)                   Director and       Chairman of the Board of Directors,
   11 Greenway Plaza, Suite 100              Chairman         A I M Management Group Inc., A I M Advisors,
   Houston, TX 77046                                          Inc., A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc. and Fund Management Company;
                                                              and Vice Chairman and Director, AMVESCAP PLC.


  BRUCE L. CROCKETT (53)                     Director         Director, ACE Limited (insurance company).
  906 Frome Lane                                              Formerly, Director, President and Chief
  McLean, VA 22102                                            Executive Officer, COMSAT Corporation; and
                                                              Chairman, Board of Governors of INTELSAT
                                                              (international communications company).


  OWEN DALY II (73)                          Director         Director, Cortland Trust Inc. (investment
  Six Blythewood Road                                         company). Formerly, Director, CF & I Steel
  Baltimore, MD  21210                                        Corp., Monumental Life Insurance Company and
                                                              Monumental General Insurance Company; and
                                                              Chairman of the Board of Equitable
                                                              Bancorporation.

  JACK FIELDS (46)                           Director         Chief Executive Officer, Texana Global, Inc.
  Jetero Plaza, Suite E                                       Formerly, Member of the U. S. House of
  8810 Will Clayton Parkway                                   Representatives.
  Humble, TX 77338




----------------
* A director who is an interested person of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
                                       -------------------    ---------------------------------------------
        NAME, ADDRESS AND AGE               REGISTRANT        5 YEARS
        ---------------------               ----------        -------
 **CARL FRISCHLING (60)                      Director         Partner, Kramer, Levin, Naftalis & Frankel
   919 Third Avenue                                           (law firm).  Director, ERD Waste, Inc. (waste
   New York, NY  10022                                        management company), Aegis Consumer Finance
                                                              (auto leasing company) and Lazard Funds, Inc.
                                                              (investment companies).  Formerly, Partner,
                                                              Reid & Priest (law firm); and, prior thereto,
                                                              Partner, Spengler Carlson Gubar Brodsky &
                                                              Frischling (law firm).


  *ROBERT H. GRAHAM  (51)                  Director and       Director, President and Chief Executive
   11 Greenway Plaza, Suite 100             President         Officer, A I M Management Group Inc.;
   Houston, TX 77046                                          Director and President, A I M Advisors, Inc.;
                                                              Director and Senior Vice President,
                                                              A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc. and Fund Management Company;
                                                              and Director, AMVESCAP PLC.


  JOHN F. KROEGER (73)                       Director         Director, Flag Investors International Fund,
  37 Pippins Way                                              Inc., Flag Investors Emerging Growth Fund,
  Morristown, NJ  07960                                       Inc., Flag Investors Telephone Income Fund,
                                                              Inc., Flag Investors Equity Partners  Fund,
                                                              Inc., Total Return U.S. Treasury Fund, Inc.,
                                                              Flag Investors Intermediate Term Income Fund,
                                                              Inc., Managed Municipal Fund, Inc., Flag
                                                              Investors Value Builder Fund, Inc., Flag
                                                              Investors Maryland Intermediate Tax-Free
                                                              Income Fund, Inc., Flag Investors Real Estate
                                                              Securities Fund, Inc., Alex. Brown Cash
                                                              Reserve Fund, Inc. and North American
                                                              Government Bond Fund, Inc. (investment
                                                              companies).  Formerly, Consultant, Wendell &
                                                              Stockel Associates, Inc. (consulting firm).

  LEWIS F. PENNOCK  (55)                     Director         Attorney in private practice in Houston,
  6363 Woodway, Suite 825                                     Texas.
  Houston, TX  77057





----------------
** A director who is an "interested person" of the Company as defined in the 1940 Act.

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
                                       -------------------    ---------------------------------------------
        NAME, ADDRESS AND AGE               REGISTRANT        5 YEARS
        ---------------------               ----------        -------
  IAN W. ROBINSON (74)                     Director           Formerly, Executive Vice President and Chief
  183 River Drive                                             Financial Officer, Bell Atlantic Management
  Tequesta, FL  33469                                         Services, Inc. (provider of centralized
                                                              management services to telephone companies);
                                                              Executive Vice President, Bell Atlantic
                                                              Corporation (parent of seven telephone
                                                              companies); and Vice President and Chief
                                                              Financial Officer, Bell Telephone Company of
                                                              Pennsylvania and Diamond State Telephone
                                                              Company.


  LOUIS S. SKLAR (58)                        Director         Executive Vice President, Development and
  Transco Tower, 50th Floor                                   Operations, Hines Interests Limited
  2800 Post Oak Blvd.                                         Partnership (real estate development).
  Houston, TX  77056


***JOHN J. ARTHUR  (53)                    Senior Vice        Director, Senior Vice President and
   11 Greenway Plaza, Suite 100           President and       Treasurer, A I M Advisors, Inc.; and Vice
   Houston, TX   77046                      Treasurer         President and Treasurer, A I M Management
                                                              Group Inc., A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund
                                                              Services, Inc. and Fund Management Company.

  GARY T. CRUM  (50)                       Senior Vice        Director and President, A I M Capital
  11 Greenway Plaza, Suite 100              President         Management, Inc.; Director and Senior Vice
  Houston, TX 77046                                           President, A I M Management Group Inc. and
                                                              A I M Advisors, Inc.; and Director,
                                                              A I M Distributors, Inc. and AMVESCAP PLC.




-----------------
***   Mr. Arthur and Ms. Relihan are married to each other.

                                       POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
                                       -------------------    ---------------------------------------------
        NAME, ADDRESS AND AGE               REGISTRANT        5 YEARS
        ---------------------               ----------        -------
***CAROL F. RELIHAN  (43)                  Senior Vice        Director, Senior Vice President, General
   11 Greenway Plaza, Suite 100           President and       Counsel and Secretary, A I M Advisors, Inc.;
   Houston, TX   77046                      Secretary         Vice President, General Counsel and
                                                              Secretary, A I M Management Group Inc.;
                                                              Director, Vice President and General Counsel,
                                                              Fund Management Company; Vice President,
                                                              A I M Capital Management, Inc. and
                                                              A I M Distributors, Inc.; and General Counsel
                                                              and Vice President, A I M Fund Services, Inc.

  DANA R. SUTTON  (39)                  Vice President and    Vice President and Fund Controller,
  11 Greenway Plaza, Suite 100         Assistant Treasurer    A I M Advisors, Inc.; and Assistant Vice
  Houston, TX 77046                                           President and Assistant Treasurer, Fund
                                                              Management Company.


  ROBERT G. ALLEY  (49)                   Vice President      Senior Vice President, A I M Capital
  11 Greenway Plaza, Suite 100                                Management, Inc.; and Vice President,
  Houston, TX 77046                                           A I M Advisors, Inc.

  MELVILLE B. COX (54)                   Vice President       Vice President and Chief Compliance Officer,
  11 Greenway Plaza, Suite 100                                A I M Advisors, Inc., A I M Capital
  Houston, TX 77046                                           Management, Inc., A I M Distributors, Inc.,
                                                              A I M Fund Services, Inc. and Fund Management
                                                              Company.

  JONATHAN C. SCHOOLAR (36)               Vice President      Senior Vice President, A I M Capital
  11 Greenway Plaza, Suite 100                                Management, Inc.; and Vice President,
  Houston, TX 77046                                           A I M Advisors, Inc.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.





-----------------
***   Mr. Arthur and Ms. Relihan are married to each other.

       The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

       The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

REMUNERATION OF DIRECTORS

       Each director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each director who
is not also an officer of the Company is compensated for his   services
according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

                Set forth below is information regarding compensation paid or accrued for each director of the Company:

                                                              RETIREMENT
                                                               BENEFITS                    TOTAL
                                        AGGREGATE              ACCRUED                  COMPENSATION
                                      COMPENSATION         BY ALL APPLICABLE         FROM ALL APPLICABLE
             DIRECTOR                FROM COMPANY(1)         AIM FUNDS(2)(3)             AIM FUNDS(4)
             --------                ---------------       -----------------         -------------------
  Charles T. Bauer                  $              0       $               0        $                  0

  Bruce L. Crockett                            6,760                  67,774                      84,000

  Owen Daly II                                 6,760                 103,542                      84,000

  Jack Fields                                  4,548                       0                      71,000

  Carl Frischling(5)                           6,760                  96,520                      84,000

  Robert H. Graham                                 0                       0                           0

  John F. Kroeger                              6,760                  94,132                      82,500

  Lewis F. Pennock                             6,760                  55,777                      84,000

  Ian W. Robinson                              6,760                  85,912                      84,000

  Louis S. Sklar                               6,680                  84,370                      83,500

----------------

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 1997, including interest earned thereon, was $28,167.

(2) During the fiscal year ended October 31, 1997, the total amount of expenses allocated to the Company in respect of such retirement benefits was $27,879. Data reflect compensation earned for the calendar year ended December 31, 1997.

(3) As used herein, "Applicable AIM Funds" means the regulated investment companies managed by AIM.

(4) Each Director serves as director or trustee of a total of eleven registered investment companies advised by AIM (comprised of over 45 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1997.

(5) The Company paid the law firm of Kramer, Levin, Naftalis & Frankel $27,224 in legal fees for services provided to the Funds during the fiscal year ended October 31, 1997. Mr. Frischling, a Director of the Company, is a partner in such firm.


AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

       Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Applicable AIM Funds. Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments.
If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

       Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10,10, 0, 20, 19, 16, 10 and 8 years, respectively.


                  ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


              Number of Years                    Annual Retainer
              of Service with            Paid by all Applicable AIM Funds
              the Applicable
                 AIM Funds                           $80,000
              ---------------            --------------------------------


                    10                               $60,000

                     9                               $54,000

                     8                               $48,000

                     7                               $42,000

                     6                               $36,000

                     5                               $30,000


DEFERRED COMPENSATION AGREEMENTS

       Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.


INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

       AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom.

       AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

       The Company, on behalf of the Funds, has entered into a Master Investment Advisory Agreement ("Investment Advisory Agreement") and a Master Administrative Services Agreement ("Administrative Services Agreement"), both dated February 28, 1997, as amended, with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Sub- Advisory Agreement") with INVESCO Global Asset Management Limited ("IGAM") with respect to Asian Fund and European Fund. In addition, IGAM has entered into a Sub-Sub-Advisory Agreement with INVESCO Asia Limited ("IAL") with respect to Asian Fund and a Sub-Sub-Advisory Agreement with INVESCO Asset Management Limited ("IAML") with respect to European Fund. See "Management" in the Prospectus.

       The Investment Advisory Agreement and, with respect to Asian Fund and European Fund, the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements provide that each Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM (or IGAM, IAL and IAML), including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to directors and shareholders meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of a Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to each Fund's shareholders; and all other charges and costs of a Fund's operations unless otherwise expressly provided.


       The Investment Advisory Agreement for the Funds and the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements for Asian Fund and European Fund, each provides that such agreement will continue in effect for two years, and from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement and the Sub-Advisory Agreement each provides that the Funds or AIM and, with respect to the Sub-Sub-Advisory Agreements each provides that the applicable Fund, Sub-Sub-Advisor or the Sub-Advisor, may terminate such agreement on sixty (60) days' written notice without penalty. The

Investment Advisory Agreement, Sub-Advisory Agreement and Sub-Sub-Advisory Agreements each terminates automatically in the event of its assignment. Under the Investment Advisory Agreement, AIM is entitled to receive from each Fund a fee calculated at the following annual rates based on the average daily net assets of the Fund:


                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND

                Net Assets                                                        Annual Rate
                ----------                                                        -----------
                First $ 500 million . . . . . . . . . . . . . . . . . . . . . .      0.95%
                Over $ 500 million  . . . . . . . . . . . . . . . . . . . . . .      0.90%


                                            AIM GLOBAL AGGRESSIVE GROWTH FUND

                Net Assets                                                        Annual Rate
                ----------                                                        -----------

                First $1 billion  . . . . . . . . . . . . . . . . . . . . . . .      0.90%
                Over $1 billion . . . . . . . . . . . . . . . . . . . . . . . .      0.85%


                                                  AIM GLOBAL GROWTH FUND

                Net Assets                                                        Annual Rate
                ----------                                                        -----------

                First $1 billion  . . . . . . . . . . . . . . . . . . . . . . .      0.85%
                Over $1 billion . . . . . . . . . . . . . . . . . . . . . . . .      0.80%


                                                  AIM GLOBAL INCOME FUND

                Net Assets                                                        Annual Rate
                ----------                                                        -----------

                First $1 billion  . . . . . . . . . . . . . . . . . . . . . . .      0.70%
                Over $1 billion . . . . . . . . . . . . . . . . . . . . . . . .      0.65%

                                              AIM INTERNATIONAL EQUITY FUND

                Net Assets                                                        Annual Rate
                ----------                                                        -----------

                First $1 billion  . . . . . . . . . . . . . . . . . . . . . . .      0.95%
                Over $1 billion . . . . . . . . . . . . . . . . . . . . . . . .      0.90%

       AIM has voluntarily agreed to waive advisory fees under the Investment Advisory Agreement in order to achieve the following annual fee structure for Equity Fund: 0.95% of the first $500 million of Equity Fund's average daily net assets; 0.90% of the next $500 million of Equity Fund's average daily net assets; and 0.85% of Equity Fund's average daily net assets exceeding $1 billion. AIM may terminate such fee waiver at any time without notice to Shareholders.

         AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. Any fee waivers will be shared proportionately by the sub-advisor. Fee waivers or reductions other than those contained in the Advisory Agreement, Sub-Advisory Agreement or Sub-Sub-Advisory Agreements, may be modified or terminated at any time and without notice to investors.

         For the fiscal years ended October 31, 1997, 1996 and 1995, AIM received advisory fees, net of advisory fee waivers from each Fund as follows:

                                            1997                   1996                1995
                                            ----                   ----                ----
         Aggressive Growth Fund         $  19,996,061         $  8,571,918         $  1,106,108
         Equity Fund                    $  17,546,102         $ 10,085,495         $  6,148,093
         Growth Fund                    $   2,895,282         $  1,163,814         $    125,323
         Income Fund                    $      44,375         $      -0-           $      -0-

         Under the Sub-Advisory Agreement, IGAM is entitled to receive from AIM with respect to each of Asian Fund and European Fund, a fee calculated at the following annual rates based on the average daily net assets of the Fund:

                 Net Assets                                                          Annual Rate
                 ----------                                                          -----------
                First $ 500 million . . . . . . . . . . . . . . . . . . . . . .          0.20%
                Over $ 500 million  . . . . . . . . . . . . . . . . . . . . . .         0.175%

       Under the Sub-Sub-Advisory Agreements IAL, with respect to Asian Fund, and IAML, with respect to European Fund, are each entitled to receive from IGAM an annual fee equal to 100% of the fee received by the Sub-Advisor with respect to the applicable Fund.

       For the fiscal years ended October 31, 1997, 1996 and 1995, AIM waived advisory fees for each Fund as follows:



                                            1997                  1996                   1995
                                            ----                  ----                   ----
         Aggressive Growth Fund         $     -0-             $    -0-              $      -0-
         Equity Fund                    $   738,005           $ 299,147             $    77,672
         Growth Fund                    $     -0-             $    -0-              $    19,558
         Income Fund                    $   302,278           $ 182,596             $    55,087

         The Administrative Services Agreement for the Funds provides that AIM may perform, or arrange for the performance of, certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Investment Advisory Agreement. For such services, AIM is entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Services Agreement provides that such agreement will continue in effect for two years, and shall continue in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors, and by the affirmative note of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

         For the fiscal years ended October 31, 1997, 1996 and 1995, AIM received reimbursement of administrative services costs from each Fund as follows:

                                             1997               1996                       1995
                                             ----               ----                       ----
         Aggressive Growth Fund         $   109,161           $  86,330             $     25,218
         Equity Fund                    $   105,163           $  94,250             $     29,858
         Growth Fund                    $    87,673           $  78,151             $     21,984
         Income Fund                    $    74,031           $  74,433             $     29,858

         In addition, the Transfer Agency and Service Agreement for the Funds provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Funds, maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

         For the fiscal years ended October 31, 1997, 1996 and 1995, AFS received transfer agency and shareholder services fees with respect to each Fund as follows:


                                                        1997                   1996               1995
                                                        ----                   ----               ----
                 Aggressive Growth Fund            $  3,429,751           $ 1,474,675         $ 258,683
                 Equity Fund                       $  1,774,819           $ 1,170,699         $ 757,067
                 Growth Fund                       $    479,472           $   216,804         $  33,579
                 Income Fund                       $     72,578           $    40,282         $   9,321


                             THE DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Company has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that for Aggressive Growth Fund, Growth Fund and Income Fund the Class A shares pay 0.50% per annum of their average daily net assets, for Equity Fund the Class A shares pay 0.30% per annum of their average daily net assets and for Asian Fund and European Fund the Class A shares pay 0.35% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of each Fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class A and Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class A and Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.


         For the fiscal year ended October 31, 1997, the Funds paid the following amounts under the Class A and C Plan and the Class B Plan:


                                                                                                     % of Class
                                                                                                    Average Daily
                                                                                                     Net Assets
                                                                                           ------------------------------
                                           Class A      Class B        Class C*             Class A    Class B    Class C
                                           ------------------------------------------------------------------------------
         Aggressive Growth Fund            $ 5,877,002  $ 11,173,566   $    6,233             0.50%    1.00%      1.00%
         Equity Fund                       $ 4,249,575  $  5,581,303   $   13,568             0.30%    1.00%      1.00%
         Growth Fund                       $   778,588  $  1,847,507   $    1,532             0.50%    1.00%      1.00%
         Income Fund                       $   137,912  $    219,155   $      240             0.50%    1.00%      1.00%


An estimate by category of actual fees paid by the Funds with regard to the Class A shares under the Class A and C Plan during the year ended October 31, 1997 follows:

                                                  Aggressive          Equity         Growth          Income
                                                 Growth Fund           Fund           Fund            Fund
                                                 -----------       -------------    -----------       ---------
CLASS A

    Advertising   . . . . . . . . . . . .        $   140,844       $     439,918    $    23,330       $    4,444

    Printing and mailing prospectuses,
    semi-annual reports and annual
    reports (other than to current
    shareholders)   . . . . . . . . . . .        $    12,986       $      39,902    $     2,029       $     -0-

    Seminars  . . . . . . . . . . . . . .        $    38,957       $     120,702    $     7,100       $    1,111

    Compensation to Underwriters to partially
    offset other marketing expenses   . .        $     -0-         $       -0-      $     -0-         $    -0-

    Compensation to Dealers including
    finder's fees   . . . . . . . . . . .        $ 5,684,215       $   3,650,053    $   746,129       $  132,357


    Compensation to Sales Personnel   . .        $      -0-        $        -0-     $      -0-        $    -0-

    Annual Report Total   . . . . . . . .        $ 5,877,002       $   4,249,575    $   778,588       $  137,912






--------------
*     The Class C shares of all Funds commenced sales on August 4, 1997.

         An estimate by category of actual fees paid by the Funds under the Class B Plan during the year ended October 31, 1997 as follows:



                                                  Aggressive           Equity          Growth         Income
                                                 Growth Fund            Fund            Fund            Fund
                                                 -----------       ------------     ------------     ----------
CLASS B

    Advertising   . . . . . . . . . . . .        $ 1,170,558       $   574,366      $   191,750      $  20,522

    Printing and mailing prospectuses,
    semi-annual reports and annual
    reports (other than to current
    shareholders)   . . . . . . . . . . .        $   108,051       $    51,943      $    16,978      $   1,954

    Seminars  . . . . . . . . . . . . . .        $   320,152       $   156,827      $    51,932      $   6,840

    Compensation to Underwriters to partially
    offset upfront dealer commissions and
    other marketing costs   . . . . . . .        $ 8,380,175       $ 4,185,977      $ 1,385,630      $ 164,366

    Compensation to Dealers   . . . . . .        $ 1,194,630       $   612,190      $   201,217      $  25,473

    Compensation to Sales Personnel   . .        $       -0-       $       -0-      $       -0-      $     -0-

    Annual Report Total   . . . . . . . .        $11,173,566       $ 5,581,303      $ 1,847,507      $ 219,155



         An estimate by category of actual fees paid by the Funds with regard to the Class C shares under the Class A and C Plan during the period August 4, 1997 (inception date) through October 31, 1997 as follows:


                                                  Aggressive          Equity           Growth            Income
                                                 Growth Fund           Fund             Fund              Fund
                                                 -----------       -----------       ----------         -------
CLASS C

    Advertising   . . . . . . . . . . . .        $     1,095       $     2,652       $      310         $    10

    Printing and mailing prospectuses,
    semi-annual reports and annual
    reports (other than to current
    shareholders)   . . . . . . . . . . .        $        70       $       222       $       68         $     1

    Seminars  . . . . . . . . . . . . . .        $       388       $       411       $      -0-         $   -0-

    Compensation to Underwriters to partially
    offset upfront dealer commissions and
    other marketing costs   . . . . . . .        $     4,675       $    10,176       $    1,149         $   180

    Compensation to Dealers   . . . . . .        $         5       $       107       $        5         $    49

    Compensation to Sales Personnel   . .        $       -0-       $       -0-       $      -0-         $   -0-

    Annual Report Total   . . . . . . . .        $     6,233       $    13,568       $    1,532         $   240

         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and their respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1998 and each year thereafter, as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated by the vote of a majority of the Independent Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of Aggressive Growth Fund, Income Fund, and Growth Fund, of up to 0.35% of average daily net assets of the Class A shares of Asian Fund and European Fund, and of up to 0.30% of average daily net assets of the Class A shares of Equity Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A and Class C shares of the Funds was approved by the Board of Directors on June 11, 1997. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds was also approved by the Board of Directors on December 11, 1996. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.


         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares.
AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Funds and their Class B shareholders to pay contingent deferred sales charges.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal years ended October 31, 1997, 1996 and 1995:


                                         1997                         1996                       1995
                                         ----                         ----                       -----
                                 Sales      Amount          Sales        Amount        Sales         Amount
                               Charges      Retained       Charges       Retained    Charges        Retained
                            ------------   ----------   -------------  ----------    --------       --------
Aggressive Growth Fund       $12,462,271    $2,200,552    $17,453,757    $3,270,278    $4,770,524     $779,090
Equity Fund                  $ 7,481,513    $1,172,508    $ 8,663,571    $1,489,975    $3,662,531     $565,101
Growth Fund                  $ 1,621,736    $  286,414    $ 2,044,262    $  388,799    $  473,172     $ 82,337
Income Fund                  $   348,033    $   59,763    $   325,210    $   57,096    $  156,910     $ 27,115

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders for the fiscal years ended October 31, 1997, 1996 and 1995 for Class A and Class B shares and for the period August 4, 1997 (inception date) through October 31, 1997 for Class C shares:


                                         1997                         1996                  1995
                                         ----                         ----                  ----
Aggressive Growth Fund                  $133,018                    $ 84,130               $ 68,427
Equity Fund                             $ 91,984                    $ 39,753               $106,168
Growth Fund                             $ 25,870                    $ 14,106               $ 25,155
Income Fund                             $  3,397                    $  4,924               $  3,877


                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of each Fund may be purchased appears in the Prospectus under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of Class A shares of each Fund is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Fund's Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Prospectus.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchange Privilege."


         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "How to Redeem Shares." AIM may redeem all shares of Aggressive Growth Fund, Equity Fund and Growth Fund in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund (Telephone: (800) 959-4246) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of a Fund next determined after the repurchase order is received. Such arrangement is subject to timely receipt by A I M Fund Services, Inc., the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE ") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.


                         NET ASSET VALUE DETERMINATION

         In accordance with current SEC rules and regulations, the net asset value per share of a Fund is determined once daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern Time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading of the NYSE will generally be used. Each Class' net asset value per share is determined by subtracting the Class' liabilities (e.g., the expenses) from the Class' assets, and dividing the result by the total number of Class shares outstanding. Determination of the Class' net asset value per share is made in accordance with generally accepted accounting principles.

         Equity securities listed or traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates fair market value.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans -- Automatic Dividend Investment Plan." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Qualification as a Regulated Investment Company. As stated in the Funds' Prospectus, each Fund intends to qualify each year as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for tax treatment as a regulated investment company under the Code, each Fund is required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

         At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         Fund Distributions. Under the Code, each Fund is exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

         Each Fund also intends to distribute to shareholders substantially all of the excess of its net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

         Treasury regulations permit a regulated investment company in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) offset a net ordinary loss (but not below the net capital gain) for any calendar year in determining its capital gain net income for the one-year period ending on October 31 of such calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

         Investment in Foreign Financial Instruments. Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

         Hedging Transactions. Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at 20%) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         The Funds may engage in certain hedging transactions (such as short sales "against the box") that may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated Financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain in the taxable year which includes such date unless the closed transaction exception applies).

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.


         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

         PFIC Investments. Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.
The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         Each Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under one such election (the "QEF Election"), a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. For Taxable years beginning after December 31, 1997, each Fund will alternatively be able to make an election to mark any shares of PFIC stock that it holds to market (the "Section 1296 Election"). If the Section 1296 election is made with respect to any PFIC stock, a Fund will recognize ordinary income to the extent that the fair market value of such PFIC stock at the close of any taxable year exceeds its adjusted basis and will also recognize ordinary income in the event that it disposes of any shares of such PFIC stock at a gain. In each case, such ordinary income will be treated as dividend income for purposes of the Income Requirement. A Fund making the
Section 1296 Election with respect to any PFIC stock will similarly recognize a deductible ordinary loss to the extent that the adjusted basis of such PFIC stock exceeds its fair market value at the close of any taxable year and will also recognize a deductible ordinary loss in the event that it disposes of such PFIC stock at a loss. However, the amount of any ordinary loss recognized by a Fund making a Section 1296 Election with respect to any PFIC stock may not exceed the amount of ordinary income previously recognized by such Fund by reason of marking such PFIC stock to market. If either the QEF Election or the
Section 1296 Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. The Funds' intentions to qualify annually as regulated investment companies may limit their ability to invest and hold PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Redemption or Exchange of Shares. Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20% if the shares sold or redeemed were held for more than 18 months. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         If a shareholder exercises the exchange privilege within 90 days of acquiring Class A shares, then the loss such shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent the sales charge paid upon the purchase of Class A shares reduces any charge such shareholder would have owed upon purchase of the new Class A shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new Class A shares. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Class A shares, Class B shares or Class C shares are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

         Foreign Income Taxes. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gains from the sale of stock and securities and certain currency fluctuation gains and losses will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

         Backup Withholding. Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Company or who, to the Company's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

         Foreign Shareholders. Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

         A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

         Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.
An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

         Miscellaneous Considerations; Effect of Future Legislation. The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 1, 1998. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting investments in the Funds.

                           MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Board of Directors will issue to shareholders at least semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of each Fund.

LEGAL MATTERS

         Legal matters for the Company are passed upon by Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Under its contract with the Company relating to each Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by each Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by each Fund, and performs certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of AIM, P.O. Box 4739, Houston, Texas 77210-4739, is a transfer and dividend disbursing agent for the Class A, Class B and Class C shares of each of the Funds. Each Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank National Association), 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each of the Company's portfolios as of February 2, 1998, and the amount of outstanding shares held by such holders are set forth below:

                                                                        Percent           Percent Owned
                                Name and Address                       Owned of           of Record and
Fund                            of Record Owner                      Record Only*          Beneficially
----                            ---------------                      ------------          ------------
AIM International               Merrill Lynch, Pierce,                  33.13%**               -0-
Equity Fund -                   Fenner & Smith
     Class A shares             FBO The Sole Benefit
                                  of Customers
                                Fund Administration
                                4800 Deer Lake Dr. East
                                 3rd Floor
                                Jacksonville, FL  32246

     Class B shares              Merrill Lynch, Pierce,                36.84%**                -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL  32246

     Class C shares              Merrill Lynch, Pierce,                47.42%**                -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

AIM Global Aggressive            Merrill Lynch, Pierce,                 15.62%                 -0-
Growth Fund -                    Fenner & Smith
     Class A shares              FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246




------------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*          Beneficially
----                             ---------------                     ------------          ------------
     Class B shares              Merrill Lynch, Pierce,                26.14%**                -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

     Class C shares              Merrill Lynch, Pierce,                46.94%**                -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

AIM Global Growth                Merrill Lynch, Pierce,                 12.45%                 -0-
Fund -                           Fenner & Smith
     Class A shares              FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

     Class B shares              Merrill Lynch, Pierce,                 22.43%                 -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246





------------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*          Beneficially
----                             ---------------                     ------------          ------------
     Class C shares              Merrill Lynch, Pierce                 36.29%**                -0-
                                 Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

AIM Global Income Fund -         Merrill Lynch, Pierce                  10.86%                 -0-
     Class B shares              Fenner & Smith
                                 FBO The Sole Benefit
                                  of Customers
                                 Fund Administration
                                 4800 Deer Lake Dr. East
                                  3rd Floor
                                 Jacksonville, FL 32246

     Class C shares              Dain Rauscher Incorporated               -0-                 21.31%
                                 FBO Guarantee & Trust Co.
                                 Cust. J. Stuart Johnson IRA
                                 3000 Penn Avenue W. Ext.
                                 Warren, PA 16365

                                 Merrill Lynch Pierce                   12.45%                 -0-
                                  Fenner & Smith
                                 FBO The Sole Benefit of Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Dr. East  3rd Floor
                                 Jacksonville, FL 32246

                                 Karl Walker &                            -0-                 11.14%
                                 Peggy Walker C/PROP
                                 RT 2, Box 186
                                 Hockley, TX 77447

                                 Joyce N. Wilson                          -0-                 6.19%
                                 TRST. Wilson Family Trust
                                 2524 E. Ames Ave.
                                 Anaheim, CA 92806-4701




-----------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*          Beneficially
----                             ---------------                     ------------          ------------
Class B Shares                   PaineWebber                              -0-                 5.97%
                                 FBO Robert S. Carpenter &
                                 Alma Lee Carpenter TTEES
                                 FBO Robert S. Charit.
                                 Remnder TR
                                 9 Lowell Road
                                 Wellesley, MA 02181-2723

                                 Donaldson Lufkin, Jenrette              5.68%                 -0-
                                 Securities Corporation Inc.
                                 P. O. Box 2052
                                 Jersey City, NJ 07303-9998

AIM European
Development Fund -
     Class A shares              Jonathan C. Schoolar                     -0-                26.00%**
                                 3722 Tartan Lane
                                 Houston, TX 77025

                                 INVESCO Trust Company                  25.04%**               -0-
                                 Attn: Sheila Wendland
                                 7800 E. Union Avenue
                                 Denver, CO 80237-0000

                                 Michael J. Cemo                          -0-                 12.18%
                                 5604 Buffalo Speedway
                                 Houston, TX 77005

                                 Obie & Co.                               -0-                 7.68%
                                 FBO Charles T. Bauer
                                 02 001 1365200
                                 PO Box 200547
                                 Mutual Fund Unti 16-HCB-09
                                 Houston, TX 77216-0547

                                 Joel Dobberpuhl and                      -0-                 6.77%
                                 Holly Dobberpuhl JTWROS
                                 9006 Ensemble Ct
                                 Houston, TX 77040-0000





---------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*            Beneficially
----                             ---------------                     ------------          ------------
Class B shares                   Merrill Lynch Pierce                   29.60%*                -0-
                                  Fenner & Smith
                                 FBO The Sole Benefit of Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Dr. East 3rd Floor
                                 Jacksonville, FL 32246

                                 PaineWebber for the Benefit of           -0-                 10.48%
                                 William F. Manus and
                                 Maryette Manus JT TEN
                                 11 Meeker Street
                                 West Orange, NJ 07052-4328

                                 Fahnestock & Co. Inc.                    -0-                 7.04%
                                 FBO A013235138
                                 Jack Sweeney
                                 125 Broad Street
                                 New York, NY 10004

                                 Interstate/Johnson Lane                  -0-                 7.04%
                                 FBO 238-82128-19
                                 Interstate Tower
                                 P. O. Box 1220
                                 Charlotte, NC 28201-1220

                                 Interstate/Johnson Lane                  -0-                 5.26%
                                 FBO 238-82073-14
                                 Interstate Tower
                                 P. O. Box 1220
                                 Charlotte, NC 28201-1220

                                 Interstate/Johnson Lane                  -0-                 5.06%
                                 FBO 238-75290-15
                                 Interstate Tower
                                 P. O. Box 1220
                                 Charlotte, NC 28201-1220





---------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.


                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*          Beneficially
----                             ---------------                     ------------          ------------
     Class C shares              Donaldson Lufkin Jenrette             67.08%**                -0-
                                 Securities Corporation Inc.
                                 P. O. Box 2052
                                 Jersey City, NJ 07303-9998

                                 Interstate/Johnson Lane                  -0-                39.32%**
                                 FBO 238-75485-10
                                 Interstate Tower
                                 P. O. Box 1220
                                 Charlotte, NC 28201-1220

AIM Asian Growth Fund -
     Class A shares              INVESCO Trust Company                 29.65%**                -0-
                                 Attn: Sheila Wendland
                                 7800 E Union Ave.
                                 Denver, CO 80237-0000

                                 Arthur Dale Griffin III                  -0-                 10.73%
                                 36 Windemere Lane
                                 Houston, TX 77063

                                 Jonathan C. Schoolar                     -0-                 10.57%
                                 3722 Tartan Lane
                                 Houston, TX 77025

                                 Obie & Co                                -0-                 10.36%
                                 FBO Charles T. Bauer
                                 02 001 1365200
                                 PO Box 200547
                                 Mutual Fund Unti 16-HCB-09
                                 Houston, TX 77216-0547

     Class B shares              Merrill Lynch Pierce                   23.18%                 -0-
                                  Fenner & Smith
                                 FBO The Sole Benefit of Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Dr. East 3rd Floor
                                 Jacksonville, FL 32246





---------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                        Percent           Percent Owned
                                 Name and Address                      Owned of           of Record and
Fund                             of Record Owner                     Record Only*          Beneficially
----                             ---------------                     ------------          ------------
                                 John Hamilton Mueller TTEE               -0-                 14.29%
                                 John Hamilton Mueller Revocable
                                 Living Trust
                                 DTD 02-26-88
                                 3110 E. Fernan Hill Rd
                                 Coeur D Alene, ID 83814-7564

                                 Thomas F. Weigel and                     -0-                 12.50%
                                 Kathleen M. Weigel JTWROS
                                 309 4th Ave NW
                                 Mandan, ND 58554-0000

                                 Donaldson Lufkin Jenrette               8.58%                 -0-
                                 Securities Corporation Inc.
                                 P. O. Box 2052
                                 Jersey City, NJ 07303-9998

     Class C shares              Interstate/Johnson Lane                  -0-                54.87%**
                                 FBO 238-75485-10
                                 Interstate Tower
                                 P. O. Box 1220
                                 Charlotte, NC 28201-1220

                                 NFSC FEBO # X33-102920                   -0-                45.13%**
                                 Gregory S. Beck
                                 8217 W 146th Ter
                                 Overland Park, KS 66223

         As of February 2, 1998, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of Aggressive Growth Fund, Growth Fund, Equity Fund, Income Fund, Class B and Class C shares of Asian Fund and Class B and Class C shares of European Fund. Also as February 2, 1998, the directors and officers of the Company as a group owned 12.62% and 29.43% of the outstanding Class A shares of Asian Fund and European Fund, respectively.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the portfolios of the Company have filed with the SEC under the 1933 Act and the 1940 Act, and reference is hereby made to the Registration Statement for further information with respect to each portfolio of the Company and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.



---------------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                                      APPENDIX A



                    DESCRIPTION OF MONEY MARKET OBLIGATIONS

         The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1.       GOVERNMENT OBLIGATIONS.

         U.S. GOVERNMENT DIRECT OBLIGATIONS --Bills, notes, and bonds issued by the U.S. Treasury.

         U.S. GOVERNMENT AGENCIES SECURITIES --Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U. S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U. S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

         FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2.       BANK INSTRUMENTS.

         BANKERS' ACCEPTANCES --A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

         TIME DEPOSITS --A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

          EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

         YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3.       COMMERCIAL INSTRUMENTS.

         COMMERCIAL PAPER --The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

         VARIABLE RATE MASTER DEMAND NOTES --Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with the issuers. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice.

4. REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

                                                                      APPENDIX B



                     DESCRIPTION OF CORPORATE BOND RATINGS

         Investment grade debt securities are those rating categories indicated by an asterisk (*).

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS ARE AS FOLLOWS:

                                      *Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      *Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                       *A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      *Baa

         Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A groups when assigning ratings to industrial development bonds and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD AND POOR'S RATINGS SERVICES CLASSIFICATIONS ARE AS FOLLOWS:

                                      *AAA

         Debt rated 'AAA' has the highest rating assigned by Standard & Poor's ("S&P"). Capacity to pay interest and repay principal is extremely strong.

                                      *AA

         Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                       *A

         Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                      *BBB

         Debt rated 'BBB' regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.


                               BB, B, CCC, CC, C

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB


         Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

                                       B

         Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                      CCC

         Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

                                       CC

         The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                                       C

         The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                                       C1

         The rating 'C1' is reserved for income bonds on which no interest is being paid.

                                       D

         Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                             PLUS (+) OR MINUS (-)

         The rating from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

DUFF & PHELPS FIXED-INCOME RATINGS ARE AS FOLLOWS:

                                      *AAA

         Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                *AA+, AA AND AA-

         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                 *A+, A AND A-

         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              *BBB+, BBB AND BBB-

         Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                BB+, BB AND BB-

         Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                  B+, B AND B-

         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                      CCC

         Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

         Preferred stock with dividend arrearages.

FITCH INVESTORS SERVICE, INC.'S BOND RATINGS ARE AS FOLLOWS:

                                      *AAA

         Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      *AA

         Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+.'

                                       *A

         Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      *BBB

         Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                       B

         Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                      CCC

         Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                       C

         Bonds are in imminent default in payment of interest or principal.

                                 DDD, DD, AND D

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                               PLUS (+) MINUS (-)

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

                              FINANCIAL STATEMENTS





                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC COMMON STOCKS-31.90%

AEROSPACE/DEFENSE-0.27%

BE Aerospace, Inc.(a)                  137,500   $    3,867,188
---------------------------------------------------------------
Precision Castparts Corp.               50,000        2,940,625
---------------------------------------------------------------
                                                      6,807,813
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.02%

Borg-Warner Automotive, Inc.             8,000          436,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.30%

Bank United Corp.-Class A              150,000        6,300,000
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                         50,000        1,187,500
---------------------------------------------------------------
                                                      7,487,500
---------------------------------------------------------------

BIOTECHNOLOGY-0.09%

Curative Health Services, Inc.(a)       75,000        2,259,375
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.46%

Heftel Broadcasting Corp.(a)           130,000        8,645,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)           65,500        2,742,812
---------------------------------------------------------------
                                                     11,387,812
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.36%

ADC Telecommunications, Inc.(a)        130,000        4,306,250
---------------------------------------------------------------
Brightpoint, Inc.(a)                   218,750        7,218,750
---------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                             179,500        5,429,875
---------------------------------------------------------------
MasTec, Inc.(a)                        200,000        6,487,500
---------------------------------------------------------------
P-COM, Inc.(a)                         200,000        4,025,000
---------------------------------------------------------------
REMEC, Inc.(a)                          75,000        1,903,125
---------------------------------------------------------------
Tellabs, Inc.(a)                        84,800        4,579,200
---------------------------------------------------------------
                                                     33,949,700
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.53%

Concord EFS, Inc.(a)                   199,737        5,929,692
---------------------------------------------------------------
Dell Computer Corp.(a)                  50,000        4,006,250
---------------------------------------------------------------
IDX Systems Corp.(a)                   100,000        3,375,000
---------------------------------------------------------------
                                                     13,310,942
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.23%

International Network Services(a)      100,000        2,200,000
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         100,000        3,400,000
---------------------------------------------------------------
                                                      5,600,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.10%

Network Appliance, Inc.(a)              50,000        2,512,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.18%

Advanced Fibre Communications,
  Inc.(a)                              200,000        5,812,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
Analysts International Corp.            81,000   $    3,655,125
---------------------------------------------------------------
Computer Task Group, Inc.              107,400        3,034,050
---------------------------------------------------------------
Electronic Arts, Inc.(a)                77,200        2,615,150
---------------------------------------------------------------
Engineering Animation, Inc.(a)         126,800        5,595,050
---------------------------------------------------------------
HBO & Co.                              111,800        4,863,300
---------------------------------------------------------------
JDA Software Group, Inc.(a)             50,000        1,562,500
---------------------------------------------------------------
NOVA Corp.(a)                          150,000        4,031,250
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              125,000        4,234,375
---------------------------------------------------------------
Simulation Sciences, Inc.(a)           300,000        5,475,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             104,200        3,458,139
---------------------------------------------------------------
Veritas Software Corp.(a)              112,500        4,682,813
---------------------------------------------------------------
Viasoft, Inc.(a)                        54,100        2,218,100
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                  21,600          626,400
---------------------------------------------------------------
Wind River Systems(a)                   60,750        2,331,282
---------------------------------------------------------------
                                                     54,195,034
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.33%

Action Performance Companies,
  Inc.(a)                              100,000        2,562,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)              222,800        5,542,150
---------------------------------------------------------------
                                                      8,104,650
---------------------------------------------------------------

CONSUMER FINANCE-0.87%

AmeriCredit Corp.(a)                   100,000        2,906,250
---------------------------------------------------------------
Delta Financial Corp.(a)                43,300          790,225
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              150,100        8,255,500
---------------------------------------------------------------
IMC Mortgage Co.(a)                    200,000        3,475,000
---------------------------------------------------------------
Money Store, Inc. (The)                100,000        2,837,500
---------------------------------------------------------------
SLM Holding Corp.                       25,000        3,509,375
---------------------------------------------------------------
                                                     21,773,850
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.12%

Patterson Dental Co.(a)                 76,900        3,076,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.25%

Berg Electronics Corp.(a)              152,800        3,571,700
---------------------------------------------------------------
HADCO Corp.(a)                          60,000        3,322,500
---------------------------------------------------------------
Kemet Corp.(a)                         100,000        2,175,000
---------------------------------------------------------------
Sanmina Corp.(a)                       111,000        8,297,250
---------------------------------------------------------------
Sawtek Inc.(a)                         150,000        5,100,000
---------------------------------------------------------------
SCI Systems, Inc.(a)                   150,000        6,600,000
---------------------------------------------------------------
Solectron Corp.(a)                      51,000        2,001,750
---------------------------------------------------------------
                                                     31,068,200
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.43%

Benchmarq Microelectronics,
  Inc.(a)                              250,000        5,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (COMPONENT
  DISTRIBUTORS)-(CONTINUED)

Computer Products, Inc.(a)             200,000   $    5,450,000
---------------------------------------------------------------
                                                     10,637,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.55%

CellStar Corp.(a)                      275,000        9,332,812
---------------------------------------------------------------
Perkin-Elmer Corp.                      55,500        3,468,750
---------------------------------------------------------------
ThermoQuest Corp.(a)                    45,000          804,375
---------------------------------------------------------------
                                                     13,605,937
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.17%

Alliance Semiconductor Corp.(a)        150,000        1,125,000
---------------------------------------------------------------
Altera Corp.(a)                         75,000        3,328,125
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     100,000        3,700,000
---------------------------------------------------------------
Burr-Brown Corp.(a)                    115,400        3,490,850
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)         270,000        3,037,500
---------------------------------------------------------------
Dallas Semiconductor Corp.             100,000        4,887,500
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              300,000        3,468,750
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)          55,100        2,758,444
---------------------------------------------------------------
Linear Technology Corp.                 91,000        5,721,625
---------------------------------------------------------------
Micrel, Inc.(a)                        100,000        3,587,500
---------------------------------------------------------------
National Semiconductor Corp.(a)        130,000        4,680,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    100,000        2,637,500
---------------------------------------------------------------
Sipex Corp.(a)                         300,000        9,862,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)          37,500        1,626,562
---------------------------------------------------------------
                                                     53,911,856
---------------------------------------------------------------

ENTERTAINMENT-0.09%

Regal Cinemas, Inc.(a)                 100,000        2,300,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-1.15%

BMC Industries, Inc.                   110,000        3,540,625
---------------------------------------------------------------
Credence Systems Corp.(a)              100,000        2,950,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)             100,000        4,300,000
---------------------------------------------------------------
Electroglas, Inc.(a)                   200,000        3,800,000
---------------------------------------------------------------
Photronics, Inc.(a)                    125,000        5,359,375
---------------------------------------------------------------
Silicon Valley Group, Inc.(a)          175,000        5,031,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      100,000        3,743,750
---------------------------------------------------------------
                                                     28,725,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.28%

Amresco, Inc.(a)                       100,000        3,137,500
---------------------------------------------------------------
SunAmerica, Inc.                       105,000        3,773,438
---------------------------------------------------------------
                                                      6,910,938
---------------------------------------------------------------

FOOTWEAR-0.05%

Wolverine World Wide, Inc.              59,925        1,318,350
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.40%

Dura Pharmaceuticals, Inc.(a)           57,900        2,800,912
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-GENERIC &
OTHER)-(CONTINUED)
Medicis Pharmaceutical Corp.(a)        150,000   $    7,218,750
---------------------------------------------------------------
                                                     10,019,662
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.58%

Health Management Associates,
  Inc.-Class A(a)                      335,700        8,182,688
---------------------------------------------------------------
Tenet Healthcare Corp.(a)               75,000        2,292,187
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       89,800        3,956,812
---------------------------------------------------------------
                                                     14,431,687
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.25%

HEALTHSOUTH Corp.(a)                   150,000        3,834,375
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)        63,200        2,346,300
---------------------------------------------------------------
                                                      6,180,675
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.45%

Concentra Managed Care, Inc.(a)         99,115        3,233,627
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        40,000        2,255,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)            45,100        1,164,144
---------------------------------------------------------------
PhyCor, Inc.(a)                         49,950        1,151,972
---------------------------------------------------------------
Wellpoint Health Networks,
  Inc.(a)                               75,000        3,431,250
---------------------------------------------------------------
                                                     11,235,993
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.35%

Physician Sales & Service,
  Inc.(a)                               50,000        1,225,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        70,000        5,075,000
---------------------------------------------------------------
ResMed, Inc.(a)                         40,000        1,120,000
---------------------------------------------------------------
Sybron International Corp.(a)           32,800        1,316,100
---------------------------------------------------------------
                                                      8,736,100
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.05%

American HomePatient, Inc.(a)          100,000        2,575,000
---------------------------------------------------------------
First Commonwealth, Inc.(a)             45,000          652,500
---------------------------------------------------------------
FPA Medical Management, Inc.(a)        200,000        4,825,000
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        110,000        2,571,250
---------------------------------------------------------------
Omnicare, Inc.                         173,300        4,819,906
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              123,000        2,129,438
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)        15,200          642,200
---------------------------------------------------------------
Renal Care Group, Inc.(a)               92,400        3,095,400
---------------------------------------------------------------
Renal Treatment Centers, Inc.(a)        50,000        1,659,375
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                              32,300        1,001,300
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                               62,667        1,930,916
---------------------------------------------------------------
Transition Systems, Inc.(a)             14,700          297,675
---------------------------------------------------------------
                                                     26,199,960
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.23%

Ethan Allen Interiors, Inc.            160,000        5,670,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOUSEWARES-0.48%

Central Garden and Pet Co.(a)           75,000   $    1,968,750
---------------------------------------------------------------
Helen of Troy Ltd.(a)                  600,000        9,975,000
---------------------------------------------------------------
                                                     11,943,750
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.25%

CapMAC Holdings, Inc.                   35,000        1,050,000
---------------------------------------------------------------
CMAC Investment Corp.                   24,400        1,334,375
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           137,550        3,215,231
---------------------------------------------------------------
Vesta Insurance Group, Inc.             12,000          697,500
---------------------------------------------------------------
                                                      6,297,106
---------------------------------------------------------------

LODGING (HOTELS)-0.07%

Prime Hospitality Corp.(a)              30,000          611,250
---------------------------------------------------------------
Suburban Lodges of America,
  Inc.(a)                               20,000          495,000
---------------------------------------------------------------
Wyndham Hotel Corp.(a)                  16,700          750,456
---------------------------------------------------------------
                                                      1,856,706
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.13%

DT Industries, Inc.                    105,000        3,150,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.59%

Halter Marine Group, Inc.(a)           187,700        9,819,056
---------------------------------------------------------------
US Filter Corp.(a)                     120,150        4,821,019
---------------------------------------------------------------
                                                     14,640,075
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.27%

Daisytek International Corp.(a)         50,000        1,906,250
---------------------------------------------------------------
Herman Miller, Inc.                    100,000        4,887,500
---------------------------------------------------------------
                                                      6,793,750
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-4.55%

Camco International, Inc.              100,000        7,225,000
---------------------------------------------------------------
Cliffs Drilling Co.(a)                 100,000        7,268,750
---------------------------------------------------------------
Cooper Cameron Corp.(a)                100,000        7,225,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        100,000        6,225,000
---------------------------------------------------------------
ENSCO International, Inc.              140,000        5,888,750
---------------------------------------------------------------
EVI, Inc.(a)                           200,000       12,837,500
---------------------------------------------------------------
Falcon Drilling Company, Inc.(a)       150,000        5,456,250
---------------------------------------------------------------
Global Industries Ltd.(a)              250,000        5,031,250
---------------------------------------------------------------
Global Marine, Inc.(a)                 125,000        3,890,625
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)                              140,000        4,147,500
---------------------------------------------------------------
Maverick Tube Corp.(a)                  77,200        2,721,300
---------------------------------------------------------------
National-Oilwell, Inc.(a)              150,000       11,484,375
---------------------------------------------------------------
Newpark Resources, Inc.(a)             200,000        8,300,000
---------------------------------------------------------------
Pride International, Inc.(a)           178,800        5,900,400
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.                                156,600        4,972,050
---------------------------------------------------------------
Varco International, Inc.(a)           107,500        6,550,781
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)
Veritas DGC, Inc.(a)                   200,000   $    8,187,500
---------------------------------------------------------------
                                                    113,312,031
---------------------------------------------------------------

PERSONAL CARE-0.28%

Rexall Sundown, Inc.(a)                321,000        7,021,875
---------------------------------------------------------------

RESTAURANTS-0.60%

Apple South, Inc.                      150,800        2,808,650
---------------------------------------------------------------
Foodmaker, Inc.(a)                     300,000        4,931,250
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              100,000        2,800,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                               22,500          665,156
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)             96,600        2,052,750
---------------------------------------------------------------
Starbucks Corp.(a)                      50,000        1,650,000
---------------------------------------------------------------
                                                     14,907,806
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.17%

Eagle Hardware & Garden, Inc.(a)       250,000        4,250,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.75%

CompUSA, Inc.(a)                       172,000        5,633,000
---------------------------------------------------------------
MicroAge, Inc.(a)                      250,000        5,500,000
---------------------------------------------------------------
Tech Data Corp.(a)                     166,600        7,413,700
---------------------------------------------------------------
                                                     18,546,700
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.14%

Men's Wearhouse, Inc. (The)(a)          87,400        3,386,750
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.13%

Quality Food Centers, Inc.(a)           67,900        3,233,738
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.29%

CDW Computer Centers, Inc.(a)           85,800        5,319,600
---------------------------------------------------------------
Micro Warehouse, Inc.(a)               134,700        2,020,500
---------------------------------------------------------------
                                                      7,340,100
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.65%

Garden Ridge Corp.(a)                   75,000        1,003,125
---------------------------------------------------------------
Genesco Inc.(a)                        200,000        2,537,500
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       200,000        2,450,000
---------------------------------------------------------------
Inacom Corp.(a)                         50,000        1,540,625
---------------------------------------------------------------
Michaels Stores, Inc.(a)               100,000        3,006,250
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           200,000        4,875,000
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)          67,000        2,060,250
---------------------------------------------------------------
Pier 1 Imports, Inc.                   397,500        7,254,375
---------------------------------------------------------------
Staples, Inc.(a)                       235,800        6,189,750
---------------------------------------------------------------
Tiffany & Co.                           50,200        1,982,900
---------------------------------------------------------------
Viking Office Products, Inc.(a)        106,100        2,539,769
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                75,000        3,009,375
---------------------------------------------------------------
Zale Corp.(a)                          100,000        2,525,000
---------------------------------------------------------------
                                                     40,973,919
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (SPECIALTY-APPAREL)-0.42%

Gap, Inc.                               58,400   $    3,106,150
---------------------------------------------------------------
Pacific Sunwear of California(a)       112,500        3,107,813
---------------------------------------------------------------
TJX Companies, Inc.                    140,500        4,162,312
---------------------------------------------------------------
                                                     10,376,275
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.10%

Dime Bancorp, Inc.                     100,000        2,400,000
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.28%

CKS Group, Inc.(a)                     190,000        6,887,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.27%

ABR Information Services, Inc.(a)       75,000        1,762,500
---------------------------------------------------------------
Caribiner International, Inc.(a)       100,000        4,456,250
---------------------------------------------------------------
Cerner Corp.(a)                        202,000        4,898,500
---------------------------------------------------------------
Children's Comprehensive
  Services, Inc.(a)                    186,200        3,360,328
---------------------------------------------------------------
Equity Corp. International(a)          255,000        5,195,625
---------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)                              245,000        4,165,000
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                       40,000        1,665,000
---------------------------------------------------------------
Rental Service Corp.(a)                 92,900        2,485,075
---------------------------------------------------------------
Strayer Education, Inc.                 75,000        3,581,250
---------------------------------------------------------------
                                                     31,569,528
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.31%

Insight Enterprises, Inc.(a)           150,000        5,868,750
---------------------------------------------------------------
SunGard Data Systems Inc.(a)            80,200        1,894,725
---------------------------------------------------------------
                                                      7,763,475
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.89%

Affiliated Computer Services,
  Inc.(a)                              128,400        3,226,050
---------------------------------------------------------------
BDM International Inc.(a)              126,500        2,798,813
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)              81,900        2,549,137
---------------------------------------------------------------
Computer Data Systems, Inc.             75,100        3,107,262
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                               85,000        3,330,938
---------------------------------------------------------------
Envoy Corp.(a)                         100,000        2,800,000
---------------------------------------------------------------
National Data Corp.                     75,000        2,770,312
---------------------------------------------------------------
PMT Services, Inc.(a)                  100,000        1,612,500
---------------------------------------------------------------
                                                     22,195,012
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.36%

RemedyTemp, Inc.- Class A(a)            38,000          874,000
---------------------------------------------------------------
Robert Half International,
  Inc.(a)                              111,000        4,544,063
---------------------------------------------------------------
Romac International, Inc.(a)           100,000        2,000,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)             49,500        1,553,062
---------------------------------------------------------------
                                                      8,971,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.18%

Billing Information Concepts(a)         79,600        3,124,300
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)
USLD Communications Corp.(a)            64,200   $    1,271,963
---------------------------------------------------------------
                                                      4,396,263
---------------------------------------------------------------

TEXTILES (APPAREL)-0.85%

Jones Apparel Group, Inc.(a)           100,000        5,087,500
---------------------------------------------------------------
Liz Claiborne, Inc.                     69,000        3,497,437
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           125,000        3,328,125
---------------------------------------------------------------
Quicksilver, Inc.(a)                   100,000        3,075,000
---------------------------------------------------------------
St. John Knits, Inc.                    75,000        3,014,062
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 87,900        3,477,544
---------------------------------------------------------------
                                                     21,479,668
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.18%

Mohawk Industries, Inc.(a)              75,000        2,306,250
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)              50,000        2,050,000
---------------------------------------------------------------
                                                      4,356,250
---------------------------------------------------------------

TRUCKING-0.24%

Caliber System, Inc.                    25,000        1,303,125
---------------------------------------------------------------
Hub Group, Inc.(a)                     100,000        3,050,000
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)       50,000        1,600,000
---------------------------------------------------------------
                                                      5,953,125
---------------------------------------------------------------

WASTE MANAGEMENT-0.33%

Thermo Instrument Systems Inc.(a)       20,000          721,250
---------------------------------------------------------------
USA Waste Services, Inc.(a)            200,000        7,400,000
---------------------------------------------------------------
                                                      8,121,250
---------------------------------------------------------------
    Total Domestic Common Stocks                    793,976,811
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-61.07%

ARGENTINA-2.22%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                     500,439       12,127,826
---------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Money Center)(a)              461,000        4,840,500
---------------------------------------------------------------
Disco S.A.-ADR (Retail-Food
  Chains)(a)                            69,500        2,814,750
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil &
  Gas-Refining & Marketing)          2,004,489       12,555,697
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                          268,500        7,551,562
---------------------------------------------------------------
YPF S.A.-ADR (Oil-International
  Integrated)                          479,600       15,347,200
---------------------------------------------------------------
                                                     55,237,535
---------------------------------------------------------------

AUSTRALIA-0.48%

QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)      2,055,929        9,614,782
---------------------------------------------------------------
QBE Insurance Group Ltd.-Bonus
  shares
 (Insurance-Property-Casualty)(a)      513,982        2,342,248
---------------------------------------------------------------
                                                     11,957,030
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

AUSTRIA-0.38%

VA Technologie A.G. (Engineering
  & Construction)                       53,200   $    9,439,946
---------------------------------------------------------------

BELGIUM-0.74%

Barco Industries
  (Manufacturing-Diversified)           41,000        7,909,040
---------------------------------------------------------------
COLRUYT S.A. (Retail-Food Chains)        8,800        4,720,923
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            1,650        5,701,352
---------------------------------------------------------------
                                                     18,331,315
---------------------------------------------------------------

BRAZIL-3.94%

Banco Bradesco S.A. (Banks-Major
  Regional)                          1,316,000        9,788,380
---------------------------------------------------------------
CESP-Companhia Energetica de Sao
  Paulo (Electric Companies)(a)         65,000        4,068,212
---------------------------------------------------------------
Cia. Riograndense de
  Telecomunicacoes-Pfd.
  (Telephone) (Acquired 08/06/97;
  Cost $181,844)(a)(b)                   1,425          109,847
---------------------------------------------------------------
Cia. Riograndense de
  Telecomunicacoes-Pfd.
  (Telephone)                           65,000        5,011,565
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar (Retail-Food Chains)          326,500        6,219,330
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-ADR (Retail-Food Chains)      120,519        2,229,602
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)          196,000        7,822,577
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)                           240,000        2,897,546
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                           400,000        4,775,000
---------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                            39,041        7,224,263
---------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Companies)(a)               13,600        2,319,198
---------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  Rts. (Electric Companies)(a)           3,265           11,848
---------------------------------------------------------------
Multicanal Participacoes S.A.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)   315,000                                 1,949,063
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras (Oil &
  Gas-Exploration & Production)         46,200        8,590,866
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)          44,700       11,677,264
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)         94,700        9,612,050
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)         278,200        7,580,950
---------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)            259,500        6,192,975
---------------------------------------------------------------
                                                     98,080,536
---------------------------------------------------------------

CANADA-6.45%

ATI Technologies, Inc.
  (Computers-Hardware)(a)              160,000        3,303,651
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)
ATS Automation Tooling Systems,
  Inc.
  (Manufacturing-Diversified)
  (Acquired 09/22/97; Cost
  $2,432,112)(a)(b)                     70,000   $    2,446,163
---------------------------------------------------------------
ATS Automation Tooling Systems,
  Inc.
  (Manufacturing-Diversified)(a)       110,000        3,843,971
---------------------------------------------------------------
Biovail Corporation International
  (Health Care-Drugs-Generic &
  Other)(a)                            160,000        4,620,000
---------------------------------------------------------------
Canadian Fracmaster Ltd. (Oil &
  Gas-Exploration & Production)        155,000        2,557,030
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration &
  Production)(a)                       345,000       10,036,542
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                       355,998        6,820,127
---------------------------------------------------------------
CGI Group, Inc.
  (Services-Computer Systems)(a)       135,000        3,836,343
---------------------------------------------------------------
C-MAC Industries Inc.
  (Electronics-Component
  Distributors)(a)                     200,000        2,909,143
---------------------------------------------------------------
Discreet Logic, Inc.
  (Communications Equipment)(a)        175,000        3,423,438
---------------------------------------------------------------
Enerflex Systems Ltd.
  (Manufacturing- Specialized)          96,000        2,724,660
---------------------------------------------------------------
Ensign Resource Service Group,
  Inc. (Oil & Gas-Drilling &
  Equipment)                           200,000        7,287,047
---------------------------------------------------------------
Extendicare, Inc.-Class A (Health
  Care-Long Term Care)(a)              350,000        5,389,009
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                      85,000        2,816,547
---------------------------------------------------------------
Geac Computer Corporation Ltd.
  (Services-Computer Systems)(a)       581,400       17,367,537
---------------------------------------------------------------
Gulf Canada Resources Ltd.
  (Oil-International
  Integrated)(a)                       250,000        2,093,750
---------------------------------------------------------------
Hummingbird Communications Ltd.
  (Computers-Software &
  Services)(a)                          72,000        2,567,141
---------------------------------------------------------------
Imax Corp. (Communications
  Equipment)(a)                        150,000        3,806,250
---------------------------------------------------------------
IPSCO, Inc. (Iron & Steel)              60,000        2,596,942
---------------------------------------------------------------
JDS Fitel Inc. (Manufacturing
  Specialized)(a)                      200,000       11,459,183
---------------------------------------------------------------
Leitch Technology Corp.
  (Electronics-Instrumentation)
  (Acquired 06/25/97; Cost
  $376,739)(a)(b)                       16,500          504,594
---------------------------------------------------------------
Leitch Technology Corp.
 (Electronics-Instrumentation)(a)      147,000        4,495,477
---------------------------------------------------------------
Linamar Corp. (Machinery
  Diversified)                          58,000        3,656,508
---------------------------------------------------------------
MDS, Inc.-Class B (Health
  Care-Specialized Services)           218,000        5,034,874
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        370,200        3,244,027
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Savings & Loan Companies)           120,000        4,150,850
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)            25,000        2,242,188
---------------------------------------------------------------
Philip Services Corp. (Waste
  Management)(a)                       200,000        3,500,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CANADA-(CONTINUED)
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)         250,000   $    7,687,500
---------------------------------------------------------------
Prudential Steel Ltd. (Oil &
  Gas-Drilling & Equipment)            200,000        8,372,654
---------------------------------------------------------------
Royal Group Technologies Ltd.
  (Manufacturing-Specialized)(a)       105,000        2,674,637
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           300,000        4,959,733
---------------------------------------------------------------
Shaw Industries Ltd. (Oil &
  Gas-Exploration & Production)         14,200          574,307
---------------------------------------------------------------
Suncor, Inc. (Oil-International
  Integrated)                          210,000        7,561,997
---------------------------------------------------------------
                                                    160,563,820
---------------------------------------------------------------

CHILE-1.12%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)           287,300        7,972,575
---------------------------------------------------------------
Distribucion y Servicio D&S
  S.A.-ADR (Retail-Food
  Chains)(a)                           650,000       11,415,625
---------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)(a)           580,900        8,495,663
---------------------------------------------------------------
                                                     27,883,863
---------------------------------------------------------------

DENMARK-0.56%

Bang & Olufsen Holding A/S-Class
  B (Electronics-Component
  Distributors)                         90,000        5,487,721
---------------------------------------------------------------
Kobenhavns Lufthavne A/S
  (Shipping)                            35,000        4,188,199
---------------------------------------------------------------
Olicom A/S
  (Computers-Networking)(a)            150,000        4,312,500
---------------------------------------------------------------
                                                     13,988,420
---------------------------------------------------------------

FINLAND-0.71%

KCI Konecranes
  (Machinery-Diversified)               76,750        2,893,007
---------------------------------------------------------------
Hartwall OY A.B.
  (Beverages-Alcoholic)                 80,000        6,572,272
---------------------------------------------------------------
TT Tieto OY -Class B
  (Computers-Software & Services)       74,000        8,296,525
---------------------------------------------------------------
                                                     17,761,804
---------------------------------------------------------------

FRANCE-1.91%

BERTRAND FAURE (Auto Parts &
  Equipment)                           110,000        6,636,328
---------------------------------------------------------------
Christian Dalloz
  (Manufacturing-Diversified)           11,400        1,353,790
---------------------------------------------------------------
Compagnie Generale de Geophysique
  S.A. (Services-Commercial &
  Consumer)(a)                          26,000        3,605,946
---------------------------------------------------------------
Coflexip S.A. (Metal Fabricators)       48,161        5,310,171
---------------------------------------------------------------
Coflexip S.A.-ADR (Metal
  Fabricators)                          15,900          874,500
---------------------------------------------------------------
Dassault Systemes S.A.-ADR
  (Computers-Software & Services)      200,000        6,000,000
---------------------------------------------------------------
Grand Optical Photoservice
  (Services- Commercial &
  Consumer)                             26,400        4,251,828
---------------------------------------------------------------
ISIS (Oil-International
  Integrated) (Acquired 10/23/97;
  Cost $2,222,817)(a)(b)                19,400        2,270,186
---------------------------------------------------------------
Labinal S.A. (Aerospace/Defense)         8,300        2,151,172
---------------------------------------------------------------
LDC S.A. (Foods)                         7,500        1,209,206
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)
Le Carbone-Lorraine (Housewares)         9,100   $    2,413,730
---------------------------------------------------------------
Moulinex (Household Furnishings &
  Appliances)(a)                       250,000        5,634,291
---------------------------------------------------------------
Penauille Polyservices
  (Services-Facilities &
  Environmental)                         5,300        1,068,591
---------------------------------------------------------------
Vallourec S.A.
  (Manufacturing-Diversified)           73,000        4,796,429
---------------------------------------------------------------
                                                     47,576,168
---------------------------------------------------------------

GERMANY-1.79%

BETA Systems Software A.G.
  (Computers-Software &
  Services)(Acquired 06/26/97;
  Cost $289,738)(a)(b)                   5,000          478,996
---------------------------------------------------------------
Boewe Systec A.G. (Office
  Equipment & Supplies)                 75,000        2,220,803
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           185,000        4,414,607
---------------------------------------------------------------
Fresenius A.G.-Pfd. (Health
  Care-Medical Products &
  Supplies)                             26,000        4,392,835
---------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Textile-Apparel)                      1,750        2,214,997
---------------------------------------------------------------
IWKA A.G. (Machinery-Diversified)        8,100        2,017,534
---------------------------------------------------------------
Plettac A.G.
  (Manufacturing-Diversified)           10,000        1,817,285
---------------------------------------------------------------
Plettac A.G.-Rts.
  (Manufacturing-Diversified)(a)        10,000              581
---------------------------------------------------------------
Porsche A.G. (Automobiles)               6,300        9,272,506
---------------------------------------------------------------
ProSieben Media A.G.-Pfd.
  (Broadcasting-Television, Radio, &
  Cable)(a)                             54,000        2,649,287
---------------------------------------------------------------
SCHMALBACH LUBECA A.G.
  (Containers-Metal & Glass)            20,000        3,715,853
---------------------------------------------------------------
Schwarz Pharma A.G. (Health
  Care-Drugs-Generic & Other)           85,000        6,020,844
---------------------------------------------------------------
SKW Trostberg A.G.
  (Chemicals-Diversified)               77,600        2,667,240
---------------------------------------------------------------
Vossloh A.G.
  (Manufacturing-Specialized)           50,200        2,541,551
---------------------------------------------------------------
                                                     44,424,919
---------------------------------------------------------------

GREECE-0.12%

Titan Cement Co. S.A.
  (Construction-Cement &
  Aggregates)                           60,000        2,932,041
---------------------------------------------------------------

HONG KONG-4.94%

Asia Satellite Telecommunications Holdings
  Ltd.
  (Telecommunications-Cellular/Wireless)   1,530,000      3,680,786
---------------------------------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd.-ADR
  (Telecommunications-Cellular/Wireless)     177,300      4,144,389
---------------------------------------------------------------
China Resources Enterprise Ltd.
  (Manufacturing-Diversified)        5,414,000       14,845,347
---------------------------------------------------------------
China Telecom (Hong Kong) Ltd.
  ADR
  (Telecommunications-Cellular &
  Wireless)(a)                         202,000        6,539,750
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)            9,100,000       10,593,029
---------------------------------------------------------------
Esprit Asia Holdings Ltd.
  (Retail-Specialty- Apparel)       10,520,000        3,741,835
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HONG KONG-(CONTINUED)
First Pacific Company Ltd.
  (Distributors-Food & Health)      13,326,033   $    8,402,562
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                      6,723,840       12,697,156
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,255,000       15,604,023
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)             4,968,000       13,558,145
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                       3,080,000        6,095,066
---------------------------------------------------------------
Shanghai Industrial Holdings Ltd.
  (Manufacturing-Diversified)        2,532,000       11,265,705
---------------------------------------------------------------
South China Morning Post Ltd.
  (Publishing-Newspapers)            8,168,000        7,078,264
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                   625,000        4,607,773
---------------------------------------------------------------
                                                    122,853,830
---------------------------------------------------------------

HUNGARY-0.19%

Richter Gedeon Rt.-GDR (Health
  Care-Drugs-Major
  Pharmaceuticals)                      50,000        4,650,000
---------------------------------------------------------------

INDONESIA-0.58%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                       310,000        6,510,000
---------------------------------------------------------------
PT Indosat (Telephone)                 808,000        1,821,082
---------------------------------------------------------------
PT Indosat-ADR (Telephone)              87,500        2,072,656
---------------------------------------------------------------
PT Ramayana Lestari Sentosa
  (Retail- Department Stores)        2,324,000        3,932,427
---------------------------------------------------------------
                                                     14,336,165
---------------------------------------------------------------

ITALY-0.26%

Autogrill S.p.A (Restaurants)(a)       775,000        3,556,852
---------------------------------------------------------------
Gewiss S.p.A. (Electrical
  Equipment)                           150,000        2,923,804
---------------------------------------------------------------
                                                      6,480,656
---------------------------------------------------------------

IRELAND-0.72%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                           7,600          583,300
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       200,000        9,975,000
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a)(Services- Data
  Processing)                          125,000        7,468,750
---------------------------------------------------------------
                                                     18,027,050
---------------------------------------------------------------

ISRAEL-2.60%

Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)(a)              550,000        6,393,750
---------------------------------------------------------------
Crystal Systems Solutions
  (Computers- Software &
  Services)(a)                         110,000        2,310,000
---------------------------------------------------------------
ESC Medical Systems Ltd. (Health
  Care- Medical Products &
  Supplies)(a)                         300,000       11,775,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ISRAEL-(CONTINUED)
NICE-Systems Ltd. ADR
  (Communications Equipment)(a)        113,000   $    5,268,625
---------------------------------------------------------------
Orbotech, Ltd.
  (Computers-Software & Services)      138,000        5,899,500
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class
  A (Beverages-Non-Alcoholic)          574,400       17,806,400
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)                          87,500        2,701,563
---------------------------------------------------------------
Teledata Communication Ltd.
  (Communications Equipment)(a)         70,100        2,173,100
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          198,500        9,279,875
---------------------------------------------------------------
Tower Semiconductor Ltd.
  (Electronics-Semiconductors)         100,000        1,175,000
---------------------------------------------------------------
                                                     64,782,812
---------------------------------------------------------------

JAPAN-2.78%

Aderans Co. Ltd. (Personal Care)       394,000       10,607,063
---------------------------------------------------------------
Bellsystem 24, Inc.
  (Services-Commercial &
  Consumer)                             48,000        6,620,690
---------------------------------------------------------------
Capcom Co., Ltd.
  (Computers-Software & Services)      201,000        3,340,257
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 222,000       11,399,751
---------------------------------------------------------------
FCC Co. Ltd. (Auto Parts &
  Equipment)                           143,110        2,259,319
---------------------------------------------------------------
Fujitsu Denso Ltd. (Electrical
  Equipment)                           340,000        5,311,175
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            185,250        5,248,878
---------------------------------------------------------------
Noritsu Koki Co. Ltd.
  (Photography/Imaging)                315,600       10,489,406
---------------------------------------------------------------
77 Bank (Banks-Major Regional)         770,000        7,293,727
---------------------------------------------------------------
Shohkoh Fund & Co.
  (Financial-Diversified)               20,600        6,675,529
---------------------------------------------------------------
                                                     69,245,795
---------------------------------------------------------------

MEXICO-4.62%

Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)    6,454,900       11,162,320
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            363,700       15,707,294
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                   683,000        3,958,712
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)              2,852,700       20,072,665
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(a)         5,850,000       11,581,395
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)               5,844,600        5,645,945
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.
  (Beverages- Alcoholic)             1,056,000        7,820,823
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   424,700       13,165,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,460,500       10,783,945
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MEXICO-(CONTINUED)
Organizacion Soriana S.A. de C.V.
  (Retail-Department Stores)         2,900,000   $    9,649,374
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.
  (Oil & Gas-Drilling &
  Equipment)(a)                        125,000        2,523,438
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                            156,100        2,985,413
---------------------------------------------------------------
                                                    115,057,024
---------------------------------------------------------------

NETHERLANDS-4.43%

Aalberts Industries N.V.
  (Manufacturing-Diversified)          115,000        3,014,937
---------------------------------------------------------------
Beter Bed Holding N.V. (Household
  Furnishings & Appliances)            115,000        2,505,537
---------------------------------------------------------------
Brunel International N.V.
  (Services- Employment)
  (Acquired 06/19/97; Cost
  $1,997,948)(a)(b)                     95,000        2,006,181
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            517,200       12,174,113
---------------------------------------------------------------
Draka Holding N.V. (Metal
  Fabricators)                          60,000        2,898,790
---------------------------------------------------------------
Fugro N.V. (Services-Commercial &
  Consumer)                            180,000        6,350,760
---------------------------------------------------------------
Gamma Holding N.V.
  (Textiles-Apparel)                    53,000        2,839,042
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      300,000        9,904,713
---------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)          114,000        7,010,868
---------------------------------------------------------------
Internatio-Muller N.V.
  (Manufacturing-Diversified)          288,000        9,152,511
---------------------------------------------------------------
Koninklijke Ahrend Groep N.V.
  (Household Furnishings &
  Appliances)                          210,000        6,998,197
---------------------------------------------------------------
Koninklijke Van Ommeren N.V.
  (Shipping)                           122,000        4,367,242
---------------------------------------------------------------
NORIT N.V. (Chemicals Specialty)       200,000        3,224,311
---------------------------------------------------------------
Nutreco Holding N.V.
  (Agricultural Products)(a)           235,000        5,277,363
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                 67,000        7,643,832
---------------------------------------------------------------
Ordina Beheer N.V.-W.I.
  (Services-Commercial &
  Consumer)(a)                         400,000        6,469,225
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                            292,500       11,675,895
---------------------------------------------------------------
Simac Techniek N.V.
  (Electronics-Instrumentation)         25,000        3,197,270
---------------------------------------------------------------
Vedior N.V. (Services-Commercial & Consumer)
  (Acquired 06/05/97; Cost
  $1,500,539)(a)(b)                     75,000        1,541,333
---------------------------------------------------------------
Vedior N.V. (Services-Commercial
  & Consumer)                          100,000        2,055,112
---------------------------------------------------------------
                                                    110,307,232
---------------------------------------------------------------

NORWAY-2.56%

ASK A.S.A. (Computer
  Peripherals)(a)                      405,000        3,627,785
---------------------------------------------------------------
Blom A.S.A. (Services-Facilities
  & Environmental)(a)                  244,000        2,412,933
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NORWAY-(CONTINUED)
Blom A.S.A.-Rts.
  (Services-Facilities &
  Environmental)(a)                     34,268   $        4,911
---------------------------------------------------------------
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil &
  Gas-Refining & Marketing)(a)         250,000        5,625,305
---------------------------------------------------------------
Ekornes A.S.A. (Household
  Furnishings & Appliances)            300,000        2,751,741
---------------------------------------------------------------
Farstad Shipping A.S.A.
  (Shipping)                           406,000        2,612,635
---------------------------------------------------------------
Fred. Olsen Energy A.S.A. (Oil &
  Gas-Drilling & Equipment)
  (Acquired 10/07/97; Cost
  $3,100,584)(a)(b)                    152,900        3,856,795
---------------------------------------------------------------
Merkantildata A.S.A.
  (Services-Commercial &
  Consumer)                            150,000        5,052,025
---------------------------------------------------------------
NetCom A.S.A.
  (Cellular/Wireless
  Telecommunications) (a)              150,000        3,633,158
---------------------------------------------------------------
Saevik Supply A.S.A.
  (Oil-International
  Integrated)(a)                       160,000        3,668,988
---------------------------------------------------------------
Seateam Technology A.S.A.
  (Oil & Gas-Exploration &
  Production)(a)                       150,000        3,009,717
---------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil &
  Gas-Drilling & Equipment)            160,000        4,838,479
---------------------------------------------------------------
Smedvig A.S.A.-Class B (Oil &
  Gas-Drilling & Equipment)            140,000        4,133,345
---------------------------------------------------------------
Tandberg A.S.A. (Communications
  Equipment)(a)                        110,000        1,734,170
---------------------------------------------------------------
Tandberg Television A.S.A.
  (Communications Equipment)(a)        440,000        4,225,070
---------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing Specialized)          486,000       12,537,621
---------------------------------------------------------------
                                                     63,724,678
---------------------------------------------------------------

PERU-0.47%

Telefonica del Peru S.A.-ADR
  (Telephone)                          486,500        9,608,375
---------------------------------------------------------------
Telefonica del Peru S.A.-Class B
  (Telephone)                        1,026,000        2,044,442
---------------------------------------------------------------
                                                     11,652,817
---------------------------------------------------------------

PHILIPPINES-0.98%

DMCI Holdings Inc.
  (Homebuilding)(a)                 23,400,000        1,848,236
---------------------------------------------------------------
International Container Terminal
  Services, Inc. (Air Freight)(a)   12,225,000        2,413,963
---------------------------------------------------------------
Ionics Circuit Inc.
  (Electronics-Component
  Distributors)                      6,040,000        3,535,402
---------------------------------------------------------------
Metro Pacific Corp.
  (Manufacturing-Diversified)       36,247,820        2,413,113
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)            194,920        4,811,142
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        159,400        3,865,450
---------------------------------------------------------------
SM Prime Holdings Inc. (Land
  Development)                      32,000,000        5,596,615
---------------------------------------------------------------
                                                     24,483,923
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

PORTUGAL-1.51%

Cimpor-Cimentos de Portugal S.A.
  (Construction-Cement &
  Aggregates)                          250,000   $    6,326,415
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric
  Companies)(a)                        158,500        5,537,594
---------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail General Merchandise)          56,000        3,662,212
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)      265,000       10,872,761
---------------------------------------------------------------
Semapa (Building Materials)            110,000        2,539,664
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Cellular/Wireless
  Telecommunications) (a)               34,900        3,149,725
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.-ADR
  (Cellular/Wireless
  Telecommunications) (a)               60,000        5,425,078
---------------------------------------------------------------
                                                     37,513,449
---------------------------------------------------------------

SINGAPORE-0.80%

City Developments Ltd. (Land
  Development)                         789,000        3,306,286
---------------------------------------------------------------
Creative Technology Limited
  (Computers-Peripherals)(a)           100,000        2,543,750
---------------------------------------------------------------
DBS Land Ltd. (Land Development)     3,205,000        5,453,587
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)             1,236,000        4,120,000
---------------------------------------------------------------
Wing Tai Holdings Ltd. (Land
  Development)                       3,600,000        4,571,429
---------------------------------------------------------------
                                                     19,995,052
---------------------------------------------------------------

SOUTH AFRICA-0.54%

Dimension Data Holdings Ltd.
  (Computers-Software &
  Services)(a)                       1,500,000        6,233,766
---------------------------------------------------------------
Persetel Holdings Ltd.
  (Computers-Software & Services)      760,000        4,777,143
---------------------------------------------------------------
Protea Furnishers Ltd. (Household
  Furnishings & Appliances)          4,700,000        2,441,559
---------------------------------------------------------------
                                                     13,452,468
---------------------------------------------------------------

SPAIN-1.12%

Azkoyen S.A.
  (Manufacturing-Specialized)           17,000        1,870,970
---------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)         1,475,000        7,908,847
---------------------------------------------------------------
Mapfre Vida (Insurance-Life &
  Health)                               54,000        3,303,774
---------------------------------------------------------------
Prosegur, CIA de Seguridad S.A.
  (Services- Commercial &
  Consumer)                            400,000        4,482,024
---------------------------------------------------------------
Tele Pizza, S.A. (Restaurants)(a)      100,000        6,867,395
---------------------------------------------------------------
Vidrala S.A.
  (Manufacturing-Specialized)           80,000        3,514,127
---------------------------------------------------------------
                                                     27,947,137
---------------------------------------------------------------

SWEDEN-1.27%

AB Lindex
  (Retail-Specialty-Apparel)           130,000        3,662,265
---------------------------------------------------------------
Allgon A.B.-Class B (Electronic
  Components/Miscellaneous)             57,000          913,230
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SWEDEN-(CONTINUED)
Assa Abloy A.B.-Class B (Metal
  Fabricators)                         230,000   $    5,251,071
---------------------------------------------------------------
B.T. Industries A.B.
  (Machinery-Diversified)              130,000        2,777,073
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)(a)                          94,400        3,377,775
---------------------------------------------------------------
Hemkopskedjan A.B. (Retail-Food
  Chains)(a)(b)                        100,000        1,034,727
---------------------------------------------------------------
Hoganas A.B. (Metals Mining)           170,000        6,309,831
---------------------------------------------------------------
Munters A.B.(Services-Facilities
  & Environmental)(a) (b)              185,000        1,877,195
---------------------------------------------------------------
Scandic Hotels A.B.
  (Lodging-Hotels)(a)                   39,500          896,541
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           122,360        5,414,430
---------------------------------------------------------------
                                                     31,514,138
---------------------------------------------------------------

SWITZERLAND-2.33%

Ares-Serono Group-Class B (Health
  Care-Drugs-Generic & Other)            4,000        7,570,077
---------------------------------------------------------------
Georg Fischer A.G. (Auto Parts &
  Equipment)                             1,800        2,398,715
---------------------------------------------------------------
Gurit-Heberlein A.G. (Chemicals
  Diversified)                           1,400        4,424,210
---------------------------------------------------------------
Kuoni Reisen A.G.
  (Services-Commercial &
  Consumer)                              1,600        6,056,061
---------------------------------------------------------------
Mikron Holding A.G.
  (Machinery-Diversified)(a)            17,000        2,828,781
---------------------------------------------------------------
Mikron Holding A.G. Wts.,
  expiring 12/10/97
  (Machinery-Diversified)(a)            17,000           29,138
---------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)               24,500       10,585,610
---------------------------------------------------------------
Saurer A.G.
  (Machinery-Diversified)               18,500       12,234,244
---------------------------------------------------------------
Selecta Group (The) (Retail-Speciality)
  (Acquired 05/12/97; Cost
  $2,339,099)(a)(b)                     16,150        2,260,596
---------------------------------------------------------------
Sika Finanz A.G. (Engineering &
  Construction)                         16,500        4,854,847
---------------------------------------------------------------
Sulzer Medica (Health
  Care-Medical Products &
  Supplies)(a)                         120,600        3,226,050
---------------------------------------------------------------
TAG Heuer International S.A.
  (Consumer Jewelry, Novelties &
  Gift)(a)                              13,900        1,588,287
---------------------------------------------------------------
                                                     58,056,616
---------------------------------------------------------------

TAIWAN-0.11%

ASE Test Ltd.
  (Electronics-Semiconductors)(a)       49,100        2,688,225
---------------------------------------------------------------

UNITED KINGDOM-7.55%

Aegis Group PLC
 (Services-Advertising/Marketing)    6,000,000        6,090,233
---------------------------------------------------------------
Airtours PLC (Services-Commercial
  & Consumer)                          815,000       16,134,922
---------------------------------------------------------------
Alexon Group PLC
  (Textiles-Apparel)(a)                555,000        2,206,828
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

UNITED KINGDOM-(CONTINUED)
Amersham International PLC
  (Health Care-Drugs-Generic &
  Other)                               245,000   $    9,423,293
---------------------------------------------------------------
Avis Europe PLC
  (Services-Commercial &
  Consumer) (Acquired 03/26/97;
  Cost $2,977,263)(b)                1,484,550        3,711,149
---------------------------------------------------------------
Blacks Leisure Group PLC (Retail
  General Merchandise)                 200,000        1,469,709
---------------------------------------------------------------
British-Borneo Petroleum
  Syndicate PLC (Oil &
  Gas/Exploration & Production)      1,080,000        8,624,977
---------------------------------------------------------------
Capita Group PLC (Services
  Commercial & Consumer)               570,000        2,945,458
---------------------------------------------------------------
Compass Group PLC (Services
  Commercial & Consumer)               335,000        3,571,804
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Equipment & Supplies)        114,700        4,243,900
---------------------------------------------------------------
Dewhirst Group PLC
  (Textiles-Apparel)                   404,000        1,721,640
---------------------------------------------------------------
Dr. Solomon's Group PLC-ADR
  (Computers-Software &
  Services)(a)                         109,600        3,356,500
---------------------------------------------------------------
FirstBus PLC (Shipping)              1,350,000        4,552,575
---------------------------------------------------------------
Games Workshop Group PLC (Leisure
  Time- Products)                      165,000        1,896,277
---------------------------------------------------------------
Goode Durrant PLC (Manufacturing
  Diversified)                         214,000        1,784,421
---------------------------------------------------------------
Graseby PLC (Electronics
  Instrumentation)                     425,000        1,493,827
---------------------------------------------------------------
Holliday Chemical Holdings PLC
  (Chemicals Specialty)                675,000        2,151,714
---------------------------------------------------------------
Independent Insurance Group PLC
  (Insurance-Property-Casualty)        185,000        3,569,413
---------------------------------------------------------------
Jarvis Hotels PLC
  (Lodging-Hotels)                     675,000        1,653,423
---------------------------------------------------------------
JBA Holdings PLC (Computer
  Software & Services)                 150,000        2,378,211
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time- Products)                      105,000        2,853,853
---------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                         430,000        4,112,165
---------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Retail-General Merchandise)         880,500        4,778,932
---------------------------------------------------------------
Manchester United PLC (Leisure
  Time-Products)                       500,000        5,360,411
---------------------------------------------------------------
Mayflower Corp. PLC (The)
  (Auto Parts & Equipment)             890,000        2,971,463
---------------------------------------------------------------
Micro Focus Group PLC ADR
  (Computer Software/Services)(a)       80,000        2,685,000
---------------------------------------------------------------
Millennium & Copthorne Hotels PLC
  (Lodging-Hotels)                     350,000        2,266,640
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                            500,000       12,604,097
---------------------------------------------------------------
Parity PLC (Services Commercial &
  Consumer)                            350,000        3,388,216
---------------------------------------------------------------
PizzaExpress PLC (Restaurants)         387,000        4,876,162
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)
Powerscreen International PLC
  (Machinery-Diversified)              515,000   $    6,035,328
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                           1,000,000       11,576,475
---------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)      300,000        3,623,940
---------------------------------------------------------------
Scholl PLC (Health
  Care-Diversified)                    200,000          934,507
---------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial &
  Consumer)                            300,000        2,753,187
---------------------------------------------------------------
SEMA Group PLC (Manufacturing
  Diversified)                         500,000       11,232,536
---------------------------------------------------------------
Senior Engineering Group PLC
  (Metal Fabricators)                1,100,000        3,063,572
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                           790,000        9,662,330
---------------------------------------------------------------
Stanley Leisure PLC (Leisure
  Time-Products)                       425,000        2,185,478
---------------------------------------------------------------
Taylor Woodrow PLC (Engineering &
  Construction)                      1,450,000        4,451,910
---------------------------------------------------------------
TBI PLC (Land Development)             500,000          721,433
---------------------------------------------------------------
Weir Group PLC (The)
  (Machinery-Diversified)              600,000        2,793,454
---------------------------------------------------------------
                                                    187,911,363
---------------------------------------------------------------

VENEZUELA-0.29%

Cia. Anonima Nacional Telefonos
  de Venezuela
  (Telecommunications-Long
  Distance)                            165,000        7,218,750
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity
      Interests                                   1,520,076,577
---------------------------------------------------------------

DOMESTIC PREFERRED STOCK-0.23%

LODGING (HOTELS)-0.23%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                 76,000        5,776,000
---------------------------------------------------------------

DOMESTIC CONVERTIBLE CORPORATE NOTES-0.15%

ADVERTISING/BROADCASTING-0.06%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11(c)    $  2,350,000        1,439,210
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.09%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                   2,100,000        2,396,415
---------------------------------------------------------------
    Total Domestic Convertible
      Corporate
      Notes                                           3,835,625
---------------------------------------------------------------

FOREIGN CONVERTIBLE CORPORATE BONDS-0.12%

HONG KONG-0.12%

New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01 (Acquired
  04/10/97-04/11/97; Cost
  $2,172,563)(b)                     1,850,000        1,748,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
FOREIGN CONVERTIBLE CORPORATE        AMOUNT          VALUE
  BONDS-(CONTINUED)
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01                        $  1,170,000   $    1,105,650
---------------------------------------------------------------
    Total Foreign Convertible
      Corporate
      Bonds                                           2,853,900
---------------------------------------------------------------

REPURCHASE AGREEMENT(D)-5.40%
SBC Warburg Inc., 5.40%,
  11/03/97(e)                     $134,491,340   $  134,491,340
---------------------------------------------------------------
TOTAL INVESTMENTS-98.87%                          2,461,010,253
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.13%                                  28,169,726
---------------------------------------------------------------
NET ASSETS-100.00%                                2,489,179,979
===============================================================

Investment Abbreviations:

ADR  - American Depository Receipt
Conv. - Convertible
GDR - Global Depository Receipt
LYON - Liquid Yield Option Notes
Pfd.  - Preferred
Rts.  - Rights
Sr.  - Senior
Sub.  - Subordinated
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $20,934,090, which represented 0.84% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $300,135,000. Collateralized by $295,632,000 U.S. Government obligations, 5.25% to 8.875% due 12/31/97 to 08/15/02 with an aggregate market value at 10/31/97 of $306,259,515.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $1,987,194,427)                             $2,461,010,253
------------------------------------------------------------
Foreign currencies, at market value (cost
  $19,159,068)                                    19,307,806
------------------------------------------------------------
Receivables for:
  Investments sold                                11,150,791
------------------------------------------------------------
  Capital stock sold                              18,652,156
------------------------------------------------------------
  Dividends and interest                           1,503,948
------------------------------------------------------------
Investment for deferred compensation plan             17,360
------------------------------------------------------------
Other assets                                          69,112
------------------------------------------------------------
    Total assets                               2,511,711,426
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           11,143,700
------------------------------------------------------------
  Capital stock reacquired                         6,695,997
------------------------------------------------------------
  Deferred compensation                               17,360
------------------------------------------------------------
Accrued advisory fees                              1,984,585
------------------------------------------------------------
Accrued administrative services fees                   8,156
------------------------------------------------------------
Accrued directors' fees                                6,600
------------------------------------------------------------
Accrued distribution fees                          1,704,146
------------------------------------------------------------
Accrued transfer agent fees                          542,373
------------------------------------------------------------
Accrued operating expenses                           428,530
------------------------------------------------------------
    Total liabilities                             22,531,447
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,489,179,979
============================================================

NET ASSETS:

Class A                                       $1,242,504,885
============================================================
Class B                                       $1,241,999,324
============================================================
Class C                                       $    4,675,770
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     71,884,207
============================================================
CLASS B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     73,069,124
============================================================
CLASS C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        275,023
============================================================
CLASS A:

  Net asset value and redemption price per
    share                                     $        17.28
============================================================
  Offering price per share:
    (Net asset value $17.28 divided by 95.25%)$        18.14
============================================================
CLASS B:

  Net asset value and offering price per
    share                                     $        17.00
============================================================
CLASS C:

  Net asset value and offering price per
    share                                     $        17.00
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $1,998,577 foreign
  withholding tax)                               $ 17,106,552
-------------------------------------------------------------
Interest                                            2,731,848
-------------------------------------------------------------
    Total investment income                        19,838,400
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      19,996,061
-------------------------------------------------------------
Administrative services fees                          109,161
-------------------------------------------------------------
Directors' fees                                        20,096
-------------------------------------------------------------
Distribution fees-Class A                           5,877,002
-------------------------------------------------------------
Distribution fees-Class B                          11,173,566
-------------------------------------------------------------
Distribution fees-Class C                               6,233
-------------------------------------------------------------
Custodian fees                                      1,728,899
-------------------------------------------------------------
Transfer agent fees-Class A                         2,809,254
-------------------------------------------------------------
Transfer agent fees-Class B                         3,311,554
-------------------------------------------------------------
Transfer agent fees-Class C                             1,951
-------------------------------------------------------------
Other                                               1,293,733
-------------------------------------------------------------
    Total expenses                                 46,327,510
-------------------------------------------------------------
Less: Expenses paid indirectly                        (61,449)
-------------------------------------------------------------
    Net expenses                                   46,266,061
-------------------------------------------------------------
Net investment income (loss)                      (26,427,661)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                           (60,146,645)
-------------------------------------------------------------
  Foreign currencies                               (1,044,469)
-------------------------------------------------------------
                                                  (61,191,114)
-------------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                           272,184,029
-------------------------------------------------------------
  Foreign currencies                                  217,562
-------------------------------------------------------------
                                                  272,401,591
-------------------------------------------------------------
    Net gain (loss) on investment securities
      and foreign
      currencies                                  211,210,477
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $184,782,816
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997               1996
OPERATIONS:

  Net investment income (loss)                                $  (26,427,661)    $   (8,221,031)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                       (61,191,114)       (32,408,407)
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
foreign currencies                                               272,401,591        171,434,202
-----------------------------------------------------------------------------------------------
         Net increase in net assets resulting from
  operations                                                     184,782,816        130,804,764
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
  Class A                                                                 --           (766,625)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --           (520,242)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        221,978,537        657,118,189
-----------------------------------------------------------------------------------------------
  Class B                                                        350,877,196        635,669,948
-----------------------------------------------------------------------------------------------
  Class C                                                          5,007,454                 --
-----------------------------------------------------------------------------------------------
         Net increase in net assets                              762,646,003      1,422,306,034
-----------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                            1,726,533,976        304,227,942
-----------------------------------------------------------------------------------------------
End of period                                                 $2,489,179,979     $1,726,533,976
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,116,538,293     $1,557,038,579
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (36,158)           (14,054)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and
    foreign currencies                                          (101,414,669)       (32,181,471)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           474,092,513        201,690,922
-----------------------------------------------------------------------------------------------
                                                              $2,489,179,979     $1,726,533,976
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide above-average long-term growth of capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of global equity securities including securities of selected companies with relatively small market capitalization.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, capital was decreased by $18,363,473, undistributed net investment income was increased by $26,405,557 and undistributed net realized gains decreased by $8,042,084 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $91,801,587 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $109,161 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $3,429,751 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan"), (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, will pay AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, Class A shares and Class B shares and the period August 4, 1997 through October 31, 1997 Class C shares paid AIM Distributors $5,877,002, $11,173,566 and $6,233, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,200,552 from the sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $133,018 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $8,986 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $8,359 for the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and custodian fees of $29,827 and $23,263, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $61,449 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $1,686,305,972 and $1,247,124,354, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows.

Aggregate unrealized appreciation of
  investment securities                     $ 600,581,618
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (136,378,875)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 464,202,743
=========================================================

Cost of investments for tax purposes is $1,996,807,510.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                  1997                          1996
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   ----------   --------------
Sold:
  Class A               41,562,019   $ 712,389,030   50,205,954   $  748,519,743
---------------------  -----------   -------------   ----------   --------------
  Class B               31,043,322     516,329,374   45,280,451      673,914,740
---------------------  -----------   -------------   ----------   --------------
  Class C*                 281,009       5,113,170           --               --
---------------------  -----------   -------------   ----------   --------------
Issued as
  reinvestment of
  dividends:
  Class A                       --              --       56,549          727,221
---------------------  -----------   -------------   ----------   --------------
  Class B                       --              --       38,442          491,285
---------------------  -----------   -------------   ----------   --------------
Reacquired:
  Class A              (28,025,133)   (490,410,493)  (6,124,044)     (92,128,775)
---------------------  -----------   -------------   ----------   --------------
  Class B               (9,784,297)   (165,452,178)  (2,588,161)     (38,736,077)
---------------------  -----------   -------------   ----------   --------------
  Class C*                  (5,986)       (105,716)          --               --
---------------------  -----------   -------------   ----------   --------------
                        35,070,934   $ 577,863,187   86,869,191   $1,292,788,137
=====================  ===========   =============   ==========   ==============

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding for the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997           1996           1995           1994
                                                              ----------    ------------   ------------   ------------
CLASS A:
Net asset value, beginning of period                          $    15.76      $  13.09       $  10.22       $  10.00
------------------------------------------------------------  ----------      --------       --------       --------
Income from investment operations:
  Net investment income (loss)                                     (0.15)(a)      (0.09)(a)      (0.09)(a)         --
------------------------------------------------------------  ----------      --------       --------       --------
  Net gains on securities (both realized and unrealized)            1.67          2.81           2.96           0.22
------------------------------------------------------------  ----------      --------       --------       --------
         Total from investment operations                           1.52          2.72           2.87           0.22
------------------------------------------------------------  ----------      --------       --------       --------
Less distributions:
  Distributions from net realized gains                               --         (0.05)            --             --
------------------------------------------------------------  ----------      --------       --------       --------
Net asset value, end of period                                $    17.28      $  15.76       $  13.09       $  10.22
============================================================  ==========      ========       ========       ========
Total return(b)                                                     9.65%        20.83%         28.08%          2.20%
============================================================  ==========      ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,242,505      $919,319       $186,029       $ 18,410
============================================================  ==========      ========       ========       ========
Ratio of expenses to average net assets                             1.75%(c)(d)   1.83%          2.11%         2.02%(e)(f)
============================================================  ==========      ========       ========       ========
Ratio of net investment income (loss) to average net assets       (0.88)%(c)      (0.62)%       (0.68)%         0.27%(f)(g)
============================================================  ==========      ========       ========       ========
Portfolio turnover rate                                               57%           44%            64%             2%
============================================================  ==========      ========       ========       ========
Average brokerage commission rate paid(h)                     $   0.0131      $ 0.0155            N/A            N/A
============================================================  ==========      ========       ========       ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $1,175,400,376.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.03% (annualized) for 1994.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (1.74)% (annualized) for 1994.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997           1996           1995           1994
                                                              ----------    ------------   ------------   ------------
CLASS B:
Net asset value, beginning of period                          $    15.58      $  13.02       $  10.21       $  10.00
------------------------------------------------------------  ----------      --------       --------       --------
Income from investment operations:
  Net investment income (loss)                                     (0.24)(a)     (0.17)(a)      (0.14)(a)         --
------------------------------------------------------------  ----------      --------       --------       --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.66          2.78           2.95           0.21
------------------------------------------------------------  ----------      --------       --------       --------
         Total from investment operations                           1.42          2.61           2.81           0.21
------------------------------------------------------------  ----------      --------       --------       --------
Less distributions:
  Distributions from net realized gains                               --         (0.05)            --             --
------------------------------------------------------------  ----------      --------       --------       --------
Net asset value, end of period                                $    17.00      $  15.58       $  13.02       $  10.21
============================================================  ==========      ========       ========       ========
Total return(b)                                                     9.11%        20.09%         27.52%          2.10%
============================================================  ==========      ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,241,999      $807,215       $118,199       $  6,201
============================================================  ==========      ========       ========       ========
Ratio of expenses to average net assets                             2.30%(c)(d)   2.37%          2.62%          2.54%(e)(f)
============================================================  ==========      ========       ========       ========
Ratio of net investment income (loss) to average net assets        (1.44)%(c)    (1.16)%        (1.19)%        (0.25)%(f)(g)
============================================================  ==========      ========       ========       ========
Portfolio turnover rate                                               57%           44%            64%             2%
============================================================  ==========      ========       ========       ========
Average brokerage commission rate paid(h)                     $   0.0131      $ 0.0155            N/A            N/A
============================================================  ==========      ========       ========       ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $1,117,630,574.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.
(e) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.43% (annualized) for 1994.
(f) Annualized.
(g) After fee waivers and expense reimbursements. Ratio of net investment income
    (loss) to average net assets prior to fee waivers and/or expense reimbursements is (2.14)% (annualized) for 1994.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                                                              ----------
CLASS C:
Net asset value, beginning of period                          $    18.39
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
------------------------------------------------------------  ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.35)
------------------------------------------------------------  ----------
         Total from investment operations                          (1.39)
------------------------------------------------------------  ----------
Less distributions:
  Distributions from net realized gains                               --
------------------------------------------------------------  ----------
Net asset value, end of period                                $    17.00
============================================================  ==========
Total return(b)                                                    (7.56)%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $    4,676
============================================================  ==========
Ratio of expenses to average net assets                             2.36%(c)(d)
============================================================  ==========
Ratio of net investment income (loss) to average net assets        (1.50)%(c)
============================================================  ==========
Portfolio turnover rate                                               57%
============================================================  ==========
Average brokerage commission rate paid(e)                     $   0.0131
============================================================  ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are annualized and based on average net assets of $2,556,355.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1997, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                      MARKET
                                      SHARES          VALUE
DOMESTIC COMMON STOCKS-29.98%

AGRICULTURAL PRODUCTS-0.41%

DIMON, Inc.                               25,000   $    648,437
---------------------------------------------------------------
Universal Corp.                           26,000        999,375
---------------------------------------------------------------
                                                      1,647,812
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.13%

NationsBank Corp.                          9,000        538,875
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.94%

BankAmerica Corp.                         17,000      1,215,500
---------------------------------------------------------------
Chase Manhattan Corp.                     11,500      1,326,812
---------------------------------------------------------------
Citicorp                                  10,000      1,250,625
---------------------------------------------------------------
                                                      3,792,937
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.21%

Crompton & Knowles Corp.                  34,600        873,650
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.49%

Lucent Technologies, Inc.                 15,500      1,277,781
---------------------------------------------------------------
Tellabs, Inc.(a)                          13,000        702,000
---------------------------------------------------------------
                                                      1,979,781
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.52%

Compaq Computer Corp.                     29,000      1,848,750
---------------------------------------------------------------
Dell Computer Corp.(a)                    21,000      1,682,625
---------------------------------------------------------------
Digital Equipment Corp.(a)                30,000      1,501,875
---------------------------------------------------------------
International Business Machines Corp.     11,500      1,127,719
---------------------------------------------------------------
                                                      6,160,969
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.67%

Bay Networks, Inc.(a)                     45,000      1,423,125
---------------------------------------------------------------
Cisco Systems, Inc.(a)                    16,000      1,312,500
---------------------------------------------------------------
                                                      2,735,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.21%

EMC Corp.(a)                              15,000        840,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.15%

BMC Software, Inc.(a)                     11,400        688,275
---------------------------------------------------------------
Computer Associates International, Inc.   19,000      1,416,687
---------------------------------------------------------------
Compuware Corp.(a)                        21,000      1,388,625
---------------------------------------------------------------
Microsoft Corp.(a)                         9,000      1,170,000
---------------------------------------------------------------
                                                      4,663,587
---------------------------------------------------------------

CONSUMER FINANCE-1.12%

FIRSTPLUS Financial Group, Inc.(a)        11,500        632,500
---------------------------------------------------------------
Green Tree Financial Corp.                32,000      1,348,000
---------------------------------------------------------------
Household International, Inc.             10,000      1,132,500
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
CONSUMER FINANCE-(CONTINUED)

SLM Holding Corp.                         10,000   $  1,403,750
---------------------------------------------------------------
                                                      4,516,750
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.56%

AmeriSource Health Corp.-Class A(a)       25,000      1,484,375
---------------------------------------------------------------
Cardinal Health, Inc.                     10,650        790,762
---------------------------------------------------------------
                                                      2,275,137
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.76%

General Electric Co.                      23,000      1,484,937
---------------------------------------------------------------
Solectron Corp.(a)                        25,400        996,950
---------------------------------------------------------------
Symbol Technologies, Inc.                 15,000        596,250
---------------------------------------------------------------
                                                      3,078,137
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.27%

Waters Corp.(a)                           25,000      1,100,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.65%

Intel Corp.                               18,000      1,386,000
---------------------------------------------------------------
Texas Instruments, Inc.                   11,500      1,226,906
---------------------------------------------------------------
                                                      2,612,906
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.55%

Applied Materials, Inc.(a)                25,700        857,737
---------------------------------------------------------------
KLA-Tencor Corp.(a)                       15,000        659,062
---------------------------------------------------------------
Teradyne, Inc.(a)                         18,400        688,850
---------------------------------------------------------------
                                                      2,205,649
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.27%

American Express Co.                      15,000      1,170,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.          31,800      1,204,425
---------------------------------------------------------------
Federal National Mortgage Association     27,200      1,317,500
---------------------------------------------------------------
MBIA, Inc.                                 2,400        143,400
---------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover
  & Co.                                   25,900      1,269,100
---------------------------------------------------------------
SunAmerica, Inc.                             450         16,172
---------------------------------------------------------------
                                                      5,120,597
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.06%

Abbott Laboratories                       12,300        754,144
---------------------------------------------------------------
Bristol-Myers Squibb Co.                  11,500      1,009,125
---------------------------------------------------------------
Johnson & Johnson                         19,500      1,118,812
---------------------------------------------------------------
Warner-Lambert Co.                         9,900      1,417,556
---------------------------------------------------------------
                                                      4,299,637
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.28%

Watson Pharmaceuticals, Inc.(a)           35,800      1,136,650
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.53%

Merck & Co., Inc.                          8,000   $    714,000
---------------------------------------------------------------
Pfizer, Inc.                               4,200        297,150
---------------------------------------------------------------
Schering-Plough Corp.                     20,000      1,121,250
---------------------------------------------------------------
                                                      2,132,400
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.35%

Quorum Health Group, Inc.(a)              41,250      1,000,312
---------------------------------------------------------------
Tenet Healthcare Corp.(a)                 13,900        424,819
---------------------------------------------------------------
                                                      1,425,131
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.26%

HEALTHSOUTH Corp.(a)                      41,000      1,048,063
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.22%

Baxter International Inc.                 21,000        971,250
---------------------------------------------------------------
Becton, Dickinson & Co.                   30,000      1,381,875
---------------------------------------------------------------
Boston Scientific Corp.(a)                22,500      1,023,750
---------------------------------------------------------------
Guidant Corp.                              4,400        253,000
---------------------------------------------------------------
Stryker Corp.                             23,000        855,313
---------------------------------------------------------------
Sybron International Corp.(a)             10,700        429,337
---------------------------------------------------------------
                                                      4,914,525
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.18%

Maytag Corp.                              22,200        740,925
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.36%

Dial Corp.                                51,000        860,625
---------------------------------------------------------------
Procter & Gamble Co. (The)                 9,000        612,000
---------------------------------------------------------------
                                                      1,472,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.38%

AFLAC Inc.                                10,400        529,100
---------------------------------------------------------------
Conseco Inc.                              18,000        785,250
---------------------------------------------------------------
Torchmark Corp.                            6,000        239,250
---------------------------------------------------------------
                                                      1,553,600
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.73%

Ace, Ltd.                                 13,900      1,291,831
---------------------------------------------------------------
Allmerica Financial Corp.                  4,200        196,875
---------------------------------------------------------------
American International Group, Inc.         5,250        535,828
---------------------------------------------------------------
Travelers Group, Inc.                     13,000        910,000
---------------------------------------------------------------
                                                      2,934,534
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.32%

Everest Reinsurance Holdings, Inc.        34,000      1,279,250
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.30%

Merrill Lynch & Co., Inc.                 17,900      1,210,488
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
INVESTMENT MANAGEMENT-0.47%

Franklin Resources, Inc.                   5,900   $    530,263
---------------------------------------------------------------
T. Rowe Price Associates, Inc.            20,500      1,358,125
---------------------------------------------------------------
                                                      1,888,388
---------------------------------------------------------------

LODGING-HOTELS-0.51%

Doubletree Corp.(a)                        8,700        362,137
---------------------------------------------------------------
ITT Corp.                                 22,500      1,680,469
---------------------------------------------------------------
                                                      2,042,606
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.76%

Caterpillar Inc.                          16,000        820,000
---------------------------------------------------------------
Deere & Co.                               21,000      1,105,125
---------------------------------------------------------------
Dover Corp.                               17,000      1,147,500
---------------------------------------------------------------
                                                      3,072,625
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.96%

Carlisle Companies, Inc.                   7,500        324,375
---------------------------------------------------------------
Eaton Corp.                               16,000      1,546,000
---------------------------------------------------------------
Thermo Electron Corp.(a)                  26,000        970,125
---------------------------------------------------------------
Tyco International Ltd.                   16,000        604,000
---------------------------------------------------------------
U.S. Industries, Inc.                     16,050        431,344
---------------------------------------------------------------
                                                      3,875,844
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.21%

U.S. Filter Corp.(a)                      21,000        842,625
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.70%

Halliburton Co.                           23,000      1,371,375
---------------------------------------------------------------
Nabors Industries, Inc.(a)                21,000        863,625
---------------------------------------------------------------
Schlumberger Ltd.                          6,600        577,500
---------------------------------------------------------------
                                                      2,812,500
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.27%

Exxon Corp.                               18,000      1,105,875
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.24%

Bowater, Inc.                             23,000        961,688
---------------------------------------------------------------

PERSONAL CARE-0.66%

Avon Products, Inc.                       19,400      1,270,700
---------------------------------------------------------------
Gillette Co.(The)                         15,500      1,380,469
---------------------------------------------------------------
                                                      2,651,169
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.29%

Xerox Corp.                               14,900      1,181,756
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.21%

Starwood Lodging Trust                    14,000        837,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.68%

CompUSA, Inc.(a)                          39,500      1,293,625
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tech Data Corp.(a)                        33,000   $  1,468,500
---------------------------------------------------------------
                                                      2,762,125
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.90%

Fred Meyer, Inc.(a)                       37,400      1,068,238
---------------------------------------------------------------
Federated Department Stores, Inc.(a)      26,000      1,144,000
---------------------------------------------------------------
Proffitt's, Inc.(a)                       50,000      1,434,375
---------------------------------------------------------------
                                                      3,646,613
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.55%

CVS Corp.                                 21,000      1,287,563
---------------------------------------------------------------
Rite Aid Corp.                            16,000        950,000
---------------------------------------------------------------
                                                      2,237,563
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.73%

Kroger Co.(a)                             50,000      1,631,250
---------------------------------------------------------------
Safeway, Inc.(a)                          23,000      1,336,875
---------------------------------------------------------------
                                                      2,968,125
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.18%

Wal-Mart Stores, Inc.                     20,900        734,113
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.77%

Bed Bath & Beyond, Inc.(a)                25,000        793,750
---------------------------------------------------------------
Office Depot, Inc.(a)                     64,000      1,320,000
---------------------------------------------------------------
Payless ShoeSource, Inc.(a)               17,700        986,775
---------------------------------------------------------------
                                                      3,100,525
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.26%

TJX Companies, Inc. (The)                 35,000      1,036,875
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.58%

Ahmanson (H.F.) & Co.                     25,000      1,475,000
---------------------------------------------------------------
Washington Mutual, Inc.                   12,500        855,469
---------------------------------------------------------------
                                                      2,330,469
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.85%

HFS, Inc.(a)                              21,000      1,480,500
---------------------------------------------------------------
Service Corp. International               64,800      1,972,350
---------------------------------------------------------------
                                                      3,452,850
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.88%

Equifax, Inc.                             36,000      1,118,250
---------------------------------------------------------------
First Data Corp.                          26,000        755,625
---------------------------------------------------------------
Fiserv, Inc.(a)                           14,100        630,975
---------------------------------------------------------------
National Data Corp.                       29,000      1,071,188
---------------------------------------------------------------
                                                      3,576,038
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.11%

AccuStaff, Inc.(a)                        16,000        457,000
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-0.69%

MCI Communications Corp.                  45,000   $  1,597,500
---------------------------------------------------------------
WorldCom, Inc.(a)                         34,930      1,174,521
---------------------------------------------------------------
                                                      2,772,021
---------------------------------------------------------------

TELEPHONE-0.22%

Bell Atlantic Corp.                       10,900        870,638
---------------------------------------------------------------

TOBACCO-0.25%

Philip Morris Companies, Inc.             25,000        990,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.17%

USA Waste Services, Inc.(a)               19,000        703,000
---------------------------------------------------------------
    Total Domestic Common Stocks                    121,201,271
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-60.34%

ARGENTINA-1.77%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)       45,609      1,105,305
---------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Money Center)(a)                 75,000        787,500
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil
  & Gas-Refining & Marketing)            311,717      1,952,530
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                             43,300      1,217,812
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)          65,600      2,099,200
---------------------------------------------------------------
                                                      7,162,347
---------------------------------------------------------------

AUSTRALIA-0.72%

Boral Ltd. (Engineering & Construction)  369,000        970,527
---------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Beverages-Non-Alcoholic)              115,510        869,187
---------------------------------------------------------------
QBE Insurance Group Ltd.- Bonus Shares
(Insurance-Property-Casualty)(a)          45,281        206,349
---------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)          181,125        847,052
---------------------------------------------------------------
                                                      2,893,115
---------------------------------------------------------------

AUSTRIA-0.66%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                               9,400      1,336,383
---------------------------------------------------------------
VA Technologie A.G. (Engineering
  & Construction)                          7,400      1,313,075
---------------------------------------------------------------
                                                      2,649,458
---------------------------------------------------------------

BELGIUM-0.86%

Barco Industries
  (Manufacturing-Diversified)              5,700      1,099,549
---------------------------------------------------------------
COLRUYT S.A. (Retail-Food Chains)          1,100        590,116
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)                520      1,796,790
---------------------------------------------------------------
                                                      3,486,455
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
BRAZIL-0.88%

Companhia Energetica de Minas
  Gerais (Electric Companies)             31,000   $  1,237,244
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)            7,100        720,650
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)            58,800      1,602,300
---------------------------------------------------------------
                                                      3,560,194
---------------------------------------------------------------

CANADA-1.65%

Bank of Montreal (Banks-Money Center)     20,500        885,107
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                              8,800        474,650
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration & Production)(a) 48,000      1,396,388
---------------------------------------------------------------
Magna International, Inc.-Class A
  (Machinery-Diversified)                  8,750        576,773
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)               4,200        376,688
---------------------------------------------------------------
Philip Services Corp.
  (Waste Management)(a)                   54,000        945,000
---------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)          56,000      2,016,532
---------------------------------------------------------------
                                                      6,671,138
---------------------------------------------------------------

CHILE-0.54%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)              30,600        849,150
---------------------------------------------------------------
Quinenco S.A.-ADR (Financial
  Diversified)(a)                         89,600      1,310,400
---------------------------------------------------------------
                                                      2,159,550
---------------------------------------------------------------

DENMARK-0.36%

Novo Nordisk A/S -Class B
  (Health Care/Drugs-Generic & Other)     13,500      1,461,106
---------------------------------------------------------------

FINLAND-0.52%

Enso Oy-R Shares(Paper & Forest
  Products)                               96,000        911,149
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-Cellular/Wireless)  13,800      1,205,741
---------------------------------------------------------------
                                                      2,116,890
---------------------------------------------------------------

FRANCE-7.26%

Accor S.A. (Lodging-Hotels)               11,200      2,085,346
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)             17,000      2,051,229
---------------------------------------------------------------
AXA-UAP (Insurance-Multi-Line)            11,250        770,381
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                  21,500        950,461
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers- Software & Services)        27,000      2,143,804
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                     1,250        652,278
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
FRANCE-(CONTINUED)

Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing                13,000   $  1,377,021
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)               13,500      1,671,044
---------------------------------------------------------------
Essilor International
  (Manufacturing-Specialized)              2,200        587,353
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)                    33,000      1,830,711
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                           23,800      1,487,023
---------------------------------------------------------------
Legrand S.A. (Housewares)                  5,300        986,816
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)             2,900      1,326,260
---------------------------------------------------------------
Promodes (Retail-Food Chains)              4,800      1,562,762
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)             40,000      1,112,989
---------------------------------------------------------------
Rexel S.A. (Distributors-Food & Health)    2,600        689,637
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)                 46,500      2,027,435
---------------------------------------------------------------
Schneider S.A. (Housewares)                5,500        293,677
---------------------------------------------------------------
Societe BIC S.A. (Office
  Equipment & Supplies)                   20,000      1,368,179
---------------------------------------------------------------
Societe Generale (Banks-Major Regional)    8,000      1,095,653
---------------------------------------------------------------
Sodexho S.A.
  (Services-Commercial & Consumer)         1,100        548,641
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)               13,100      1,453,474
---------------------------------------------------------------
Valeo S.A. (Automobile Parts & Equipment) 19,400      1,293,838
---------------------------------------------------------------
                                                     29,366,012
---------------------------------------------------------------

GERMANY-3.76%

Adidas A.G. (Footwear)                     7,200      1,042,993
---------------------------------------------------------------
Adidas A.G. (Footwear)(b)
  (Acquired 04/11/97; Cost $963,943)       9,150      1,325,471
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)                   4,000        891,805
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)                  17,000        987,024
---------------------------------------------------------------
Commerzbank A.G. (Banks-Major Regional)   44,000      1,494,470
---------------------------------------------------------------
Continental A.G. (Automobile
  Parts & Equipment)                      29,600        706,337
---------------------------------------------------------------
Deutsche Bank A.G. (Banks-Major
  Regional)                               29,000      1,899,266
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                               36,000      1,473,568
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)                  7,500        389,729
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)                  2,150        908,758
---------------------------------------------------------------
Merck KGaA (Health
  Care/Drugs-Generic & Other)             26,000        964,612
---------------------------------------------------------------
SAP A.G. (Computers-Software & Services)   4,600      1,320,696
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
GERMANY-(CONTINUED)

Schering A.G. (Health
  Care/Drugs-Generic & Other)              8,000   $    776,149
---------------------------------------------------------------
VEBA A.G. (Manufacturing-Diversified)     18,000      1,004,325
---------------------------------------------------------------
                                                     15,185,203
---------------------------------------------------------------

HONG KONG-2.94%

Asia Satellite
  Telecommunications Holdings Ltd.-ADR(a)
  (Telecommunication-Cellular/Wireless)   24,500      572,688
---------------------------------------------------------------
Asia Satellite
  Telecommunications Holding Ltd.
  (Telecommunications-Cellular/
  Wireless)                              232,000        558,132
---------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Land Development)                      86,000        597,879
---------------------------------------------------------------
China Telecom (Hong Kong) Ltd.-ADR
  (Telecommunications-Cellular &
  Wireless)(a)                            31,900      1,032,763
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)              1,294,000      1,506,305
---------------------------------------------------------------
First Pacific Company Ltd.
  (Distributors-Food & Health)         1,323,000        834,201
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                        1,075,640      2,031,216
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                               63,400      1,435,038
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                   338,000      2,338,874
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial & Consumer)(a)    303,600        600,799
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                      53,600        395,163
---------------------------------------------------------------
                                                     11,903,058
---------------------------------------------------------------

INDONESIA-0.35%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       48,000      1,008,000
---------------------------------------------------------------
PT Indosat-ADR (Telephone)                 9,050        214,372
---------------------------------------------------------------
PT Indosat (Telephone)                    84,500        190,447
---------------------------------------------------------------
                                                      1,412,819
---------------------------------------------------------------

IRELAND-0.11%

Elan Corp. PLC-ADR (Health
  Care/Drugs-Generic & Other)(a)           9,000        448,875
---------------------------------------------------------------

ISRAEL-0.17%

Teva Pharmaceutical Industries Ltd.-ADR
  (Health Care/Drugs-Generic & Other)     14,500        677,875
---------------------------------------------------------------

ITALY-3.38%

Assicurazioni Generali
  (Insurance/Multi-Line)                  92,200      2,058,571
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)(a)            1,040,000      2,783,981
---------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining & Marketing)       290,000      1,639,108
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
ITALY-(CONTINUED)

Fiat S.p.A. (Automobiles)                566,500   $  1,797,207
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)          138,000      1,249,091
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless) 460,000      1,698,169
---------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)        388,888      2,432,560
---------------------------------------------------------------
                                                     13,658,687
---------------------------------------------------------------

JAPAN-9.78%

Advantest Corp.
  (Electronics-Instrumentation)           20,930      1,730,399
---------------------------------------------------------------
Bridgestone Corp. (Automobile
  Parts & Equipment)                     101,000      2,181,969
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                               97,000      2,353,469
---------------------------------------------------------------
Denso Corp. (Automobile Parts &
  Equipment)                              48,000      1,036,975
---------------------------------------------------------------
Fuji Photo Film Co.(Leisure
  Time-Products)                          61,000      2,209,888
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal Fabricators)  224,000      1,488,990
---------------------------------------------------------------
Honda Motor Co., Ltd. (Automobiles)       73,000      2,456,585
---------------------------------------------------------------
Hoya Corp.(Manufacturing-Specialized)     39,000      1,354,549
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component Distributors)   144,000      2,393,020
---------------------------------------------------------------
Kyocera Corp.
  (Electronics-Component Distributors)    13,000        744,246
---------------------------------------------------------------
Matsushita Electric Industrial
  Co. Ltd. (Electric Equipment)           61,000      1,023,847
---------------------------------------------------------------
Minebea Company Ltd.
  (Electronics-Component Distributors)   193,000      1,924,387
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Components Distributors)   46,000      1,865,227
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                        2,500      2,118,820
---------------------------------------------------------------
Nippon Television Network
  (Broadcasting-Television, Radio
  & Cable)                                 2,050        729,040
---------------------------------------------------------------
NTT Data Communications Systems
  Co. (Computers-Software & Services)        470      2,245,534
---------------------------------------------------------------
Ricoh Corp. Ltd. (Office
  Equipment & Supplies)                  124,000      1,597,009
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component Distributors)    29,000      2,867,470
---------------------------------------------------------------
SMC Corp.(Machinery-Diversified)           6,800        587,620
---------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                           30,000      2,490,237
---------------------------------------------------------------
TDK Corp. (Electronic Equipment)          31,000      2,570,669
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronic
  Semiconductors)                         31,600      1,575,405
---------------------------------------------------------------
                                                     39,545,355
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
MEXICO-3.67%

Cifra S.A. de C.V.
  (Retail-General Merchandise)         1,009,000   $  1,744,842
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)              52,400      2,263,025
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B (Beverages-Alcoholic)  384,050      2,702,320
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  CV-Class B (Foods)                     807,600        780,150
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                      67,700      2,098,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V.-
  Class A (Paper & Forest Products)      483,400      2,118,658
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class A
  (Beverages-Non-Alcoholic)               86,300      2,675,300
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television,
  Radio & Cable)(a)                       24,200        462,825
---------------------------------------------------------------
                                                     14,845,820
---------------------------------------------------------------

NETHERLANDS-4.32%

Akzo Nobel N.V.
  (Chemicals-Diversified)                  6,500      1,145,326
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Machinery- Diversified)(a)              5,700        413,958
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                               61,700      1,452,326
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)         41,000      1,353,644
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                    30,600        783,322
---------------------------------------------------------------
Koninklijke Nutricia Verenigde
  Bedrijven N.V. (Foods)                  26,000        743,240
---------------------------------------------------------------
Koninklijke Pakhoed N.V. (Shipping)       27,500        900,850
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                    7,000        798,609
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture & Appliances)(a)   32,000      2,505,279
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial & Consumer)        44,500      1,776,333
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)          26,400      1,396,487
---------------------------------------------------------------
Stork N.V.
  (Manufacturing-Diversified)             24,000      1,038,372
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)            38,000      2,074,685
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                      15,500        367,242
---------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)                                5,700        699,912
---------------------------------------------------------------
                                                     17,449,585
---------------------------------------------------------------

NORWAY-0.32%

Petroleum Geo-Services A.S.A.
  (Oil-International Integrated)(a)       18,800      1,296,013
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
PHILIPPINES-0.26%

Metro Pacific Corp.
  (Manufacturing-Diversified)(a)       3,070,970   $    204,443
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)               16,460        406,276
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)           17,800        431,650
---------------------------------------------------------------
                                                      1,042,369
---------------------------------------------------------------

PORTUGAL-0.64%

Electricidade de Portugal,
  S.A.-ADR (Electric Companies)(a)        24,200        845,488
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)         42,000      1,723,230
---------------------------------------------------------------
                                                      2,568,718
---------------------------------------------------------------

SINGAPORE-0.47%

City Developments Ltd. (Land
  Development)                           129,000        540,571
---------------------------------------------------------------
DBS Land Ltd. (Land Development)         507,000        862,705
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)                 150,000        500,000
---------------------------------------------------------------
                                                      1,903,276
---------------------------------------------------------------

SPAIN-1.42%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)                  73,500      1,965,457
---------------------------------------------------------------
Endesa S.A. (Electric Companies)          73,200      1,378,758
---------------------------------------------------------------
Iberdrola S.A. (Electric Companies)       60,000        717,674
---------------------------------------------------------------
Telefonica de Espana (Telephone)          62,000      1,692,033
---------------------------------------------------------------
                                                      5,753,922
---------------------------------------------------------------

SWEDEN-1.44%

Electrolux A.B. (Household
  Furniture & Appliances)(a)              27,000      2,235,010
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)              51,500      2,107,471
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banks-Major Regional)                  46,000      1,044,073
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                              10,000        442,500
---------------------------------------------------------------
                                                      5,829,054
---------------------------------------------------------------

SWITZERLAND-2.59%

Adecco S.A. (Services-Commercial
  & Consumer)                              5,000      1,589,002
---------------------------------------------------------------
Ciba Specialty Chemicals A.G.
  (Chemicals-Specialty)(a)                11,000      1,080,164
---------------------------------------------------------------
Clariant A.G. (Chemicals-Specialty)        1,650      1,269,095
---------------------------------------------------------------
Credit Suisse Group (Banks-Major
  Regional)                               14,500      2,042,582
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B
  (Construction-Cement & Aggregates)       1,050        845,099
---------------------------------------------------------------
Nestle S.A. (Foods)                          680        958,143
---------------------------------------------------------------
Novartis A.G. (Health Care-Diversified)    1,060      1,660,118
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
SWITZERLAND-(CONTINUED)

Zurich Versicherungs-Gesellschaft
  (Insurance-Multi-Line)                   2,500   $  1,031,958
---------------------------------------------------------------
                                                     10,476,161
---------------------------------------------------------------

UNITED KINGDOM-9.50%

Airtours PLC (Services-Commercial &
  Consumer)                               71,900      1,423,437
---------------------------------------------------------------
Barclays PLC (Banks-Major Regional)       18,500        463,403
---------------------------------------------------------------
Blue Circle Industries PLC
  (Construction-Cement & Aggregates)      55,000        322,967
---------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                   71,000      1,230,512
---------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                     64,000      1,698,688
---------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)               62,000        911,220
---------------------------------------------------------------
Compass Group PLC (Services
  Commercial & Consumer)                  59,200        631,196
---------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                     200,000      2,338,784
---------------------------------------------------------------
EMAP PLC (Publishing)                     51,000        732,011
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)            316,500      2,021,812
---------------------------------------------------------------
GKN PLC (Manufacturing-Diversified)       39,000        874,829
---------------------------------------------------------------
Granada Group PLC (Leisure Time-
  Products)                               61,400        846,774
---------------------------------------------------------------
Hays PLC (Services Commercial &
  Consumer)                              178,000      2,090,477
---------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)             140,000      2,015,313
---------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                         382,000      1,711,204
---------------------------------------------------------------
Lloyds TSB Group PLC
  (Banks-Major Regional)                  96,000      1,199,927
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                               45,000      1,134,369
---------------------------------------------------------------
Next PLC (Retail-General Merchandise)     77,000        917,226
---------------------------------------------------------------
Nycomed Amersham PLC (Health
  Care/Drugs-Generic & Other)             37,000      1,423,109
---------------------------------------------------------------
Pearson PLC (Specialty Printing)          70,000        916,051
---------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                     137,400      1,590,608
---------------------------------------------------------------
Railtrack Group PLC (Shipping)           100,000      1,598,896
---------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial & Consumer)       240,000        966,384
---------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC (Insurance-Multi-Line)        50,000        479,417
---------------------------------------------------------------
Siebe PLC (Electronics-Component
  Distributors)                           75,000      1,440,768
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care/Drugs-Major
  Pharmaceuticals)                        13,000        619,125
---------------------------------------------------------------
Smiths Industries PLC
  (Machinery- Diversified)                30,000        435,376
---------------------------------------------------------------
Tarmac PLC (Engineering &
  Construction)                        1,244,000      2,421,060
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Foods)                     224,000   $  1,668,623
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/Wireless) 150,000      817,903
---------------------------------------------------------------
WPP Group PLC
(Services-Advertising/Marketing)         316,000      1,444,711
---------------------------------------------------------------
                                                     38,386,180
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              243,909,235
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
  STOCKS-0.27%

FINANCIAL (DIVERSIFIED)-0.27%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                               7,000        714,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10
  Conv. Pfd.                               3,300        384,450
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                                1,098,450
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED

  NON-CONVERTIBLE PREFERRED STOCKS-1.03%

BRAZIL-0.69%

Petroleo Brasileiro S.A.-Petrobras
  (Oil & Gas-Exploration & Production)     5,416      1,007,009
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP (Telephone)                  6,900      1,802,531
---------------------------------------------------------------
                                                      2,809,540
---------------------------------------------------------------

GERMANY-0.34%

SAP A.G. (Computers-Software & Services)   4,600      1,371,440
---------------------------------------------------------------
    Total Non-U.S. Dollar Denominated
      Non-Convertible Preferred Stocks                4,180,980
---------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(c)
U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-0.46%

GERMANY-0.39%

Volkswagen International Finance
  N.V., (Automobiles) Conv. Gtd.
  Notes, 3.00%, 01/24/02          $    1,330,000      1,566,075
---------------------------------------------------------------
HONG KONG-0.07%
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds 5.00%,
  07/15/01                               100,000         94,500
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial & Consumer),
  Conv. Bonds 5.00%, 07/15/01(b)
  (Acquired 4/10/97-4/11/97; Cost
  $234,938)                              200,000        189,000
---------------------------------------------------------------
                                                        283,500
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Foreign Bonds & Notes               1,849,575
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(c)         VALUE
NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES-0.74%

FRANCE-0.18%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99                 FRF    $    2,835,000   $    750,741
---------------------------------------------------------------

ITALY-0.38%

Pirelli S.p.A., (Electrical
  Equipment), Conv. Bonds,
  4.375%, 12/31/98         ITL     1,591,686,200      1,527,756
---------------------------------------------------------------

JAPAN-0.18%

Ricoh Co., Ltd. (Office
  Equipment & Supplies), Conv.
  Bonds, 0.35%, 03/31/03   JPY        65,000,000        715,621
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds
      & Notes                                         2,994,118
---------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                    AMOUNT(c)         VALUE
U.S. TREASURY BILLS-2.95%(d)

5.093%, 01/02/1998                $   12,000,000(e)$ 11,904,240
---------------------------------------------------------------

REPURCHASE AGREEMENT-0.10%(f)

Sanua Securities (USA) L.P.,
  5.73%, 11/03/97(g)                     398,411        398,411
---------------------------------------------------------------
TOTAL INVESTMENTS-95.87%                            387,536,280
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.13%                  16,704,462
---------------------------------------------------------------
NET ASSETS-100.00%                                 $404,240,742
===============================================================

Abbreviations:

ADR   -- American Depository Receipt
Conv. -- Convertible
Deb.  -- Debentures
FRF   -- French Franc
GDR   -- Global Depository Receipt
Gtd.  -- Guaranteed
ITL   -- Italian Lire
JPY   -- Japanese Yen
Pfd.  -- Preferred
Sr.   -- Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of the securities at 10/31/97 was $1,514,471 which represented 0.37% of the Fund's net assets.
(c) Principal in U. S. Dollars unless otherwise indicated.
(d) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investment in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or it affiliates.
(g) Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/03/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $327,440,754)                           $  387,536,280
--------------------------------------------------------
Foreign currencies, at market value
  (cost $7,633,284)                            7,667,754
--------------------------------------------------------
Receivables for:
  Investments sold                            12,950,025
--------------------------------------------------------
  Capital stock sold                           4,700,631
--------------------------------------------------------
  Dividends and interest                         668,936
--------------------------------------------------------
  Variation margin                               271,700
--------------------------------------------------------
Investment for deferred compensation
  plan                                            11,215
--------------------------------------------------------
Other assets                                      23,824
--------------------------------------------------------
         Total assets                        413,830,365
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        6,828,079
--------------------------------------------------------
  Capital stock reacquired                     1,962,826
--------------------------------------------------------
  Deferred compensation                           11,215
--------------------------------------------------------
Accrued advisory fees                            308,513
--------------------------------------------------------
Accrued administrative services fees               9,966
--------------------------------------------------------
Accrued distribution fees                        281,782
--------------------------------------------------------
Accrued transfer agent fees                       70,776
--------------------------------------------------------
Accrued operating expenses                       116,466
--------------------------------------------------------
         Total liabilities                     9,589,623
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  404,240,742
========================================================

NET ASSETS:

  Class A                                 $  178,916,560
========================================================
  Class B                                 $  224,224,631
========================================================
  Class C                                 $    1,099,551
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                 10,747,564
========================================================
Class B:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                 13,684,612
========================================================
Class C:

  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                     67,094
========================================================
Class A:

  Net asset value and redemption price
    per share                             $        16.65
========================================================
  Offering price per share:
    (Net asset value $16.65
    divided by 95.25%)                    $        17.48
========================================================
Class B:

  Net asset value and offering price per
    share                                 $        16.39
========================================================
Class C:

  Net asset value and offering price per
    share                                 $        16.39
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $505,201 foreign
  withholding tax)                           $ 4,455,134
--------------------------------------------------------
Interest                                         506,016
--------------------------------------------------------
      Total investment income                  4,961,150
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,895,282
--------------------------------------------------------
Administrative services fees                      87,673
--------------------------------------------------------
Custodian fees                                   284,017
--------------------------------------------------------
Directors' fees                                   10,557
--------------------------------------------------------
Distribution fees -- Class A                     778,588
--------------------------------------------------------
Distribution fees -- Class B                   1,847,507
--------------------------------------------------------
Distribution fees -- Class C                       1,532
--------------------------------------------------------
Transfer agent fees -- Class A                   334,050
--------------------------------------------------------
Transfer agent fees -- Class B                   480,075
--------------------------------------------------------
Transfer agent fees -- Class C                       343
--------------------------------------------------------
Other                                            263,588
--------------------------------------------------------
      Total expenses                           6,983,212
--------------------------------------------------------
Less: Expenses paid indirectly                    (8,327)
--------------------------------------------------------
      Net expenses                             6,974,885
--------------------------------------------------------
Net investment income (loss)                  (2,013,735)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:

  Investment securities                       12,314,226
--------------------------------------------------------
  Foreign currencies                            (418,972)
--------------------------------------------------------
                                              11,895,254
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       37,009,027
--------------------------------------------------------
  Foreign currencies                              12,676
--------------------------------------------------------
  Futures contracts                               51,000
--------------------------------------------------------
                                              37,072,703
--------------------------------------------------------
Net gain on investment securities, foreign
  currencies and futures contracts            48,967,957
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $46,954,222
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                  1997            1996
OPERATIONS:

  Net investment income (loss)                                $ (2,013,735)   $    (548,400)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                      11,895,254         (604,088)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    37,072,703       20,032,132
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        46,954,222       18,879,644
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                              -         (516,173)
-------------------------------------------------------------------------------------------
    Class B                                                              -         (413,018)
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     41,376,928       81,693,730
-------------------------------------------------------------------------------------------
    Class B                                                     77,933,131       96,263,897
-------------------------------------------------------------------------------------------
    Class C                                                      1,157,289                -
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   167,421,570      195,908,080
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          236,819,172       40,911,092
-------------------------------------------------------------------------------------------
  End of period                                               $404,240,742    $ 236,819,172
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $334,919,809    $ 214,452,461
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (14,582)           7,538
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies and futures
    contracts                                                    9,241,432         (662,207)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            60,094,083       23,021,380
-------------------------------------------------------------------------------------------
                                                              $404,240,742    $ 236,819,172
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objectives by investing in a portfolio of global equity securities of selected companies which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date.

   Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distribu-tions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was increased by $1,991,615 and undistributed net realized gains was decreased by $1,991,615 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses - Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $87,673 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $479,472 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distribu-tors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the respective classes paid AIM Distributors $778,588, $1,847,507 and $1,532, as compensation under the Plans.
  AIM Distributors received commissions of $286,414 from the sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $25,870 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $4,793 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $1,382 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,390 and $2,555, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $8,327 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $410,474,400 and $315,085,765, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 72,845,545
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,799,402)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 59,046,143
---------------------------------------------------------

Cost of investments for tax purposes is $328,490,137.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $506,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                    NO. OF              MONTH/             UNREALIZED
                   CONTRACT                        CONTRACTS          COMMITMENT          APPRECIATION
                   --------                        ---------          ----------          ------------
                S&P 500 Index                         26               Dec. '97             $ 51,000

NOTE 8-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                          1996
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:

  Class A                                                      6,399,974    $103,567,757      7,117,057    $ 94,636,553
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                      6,303,261      98,414,198      7,683,810     101,786,913
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class C*                                                        67,094       1,157,289              -               -
------------------------------------------------------------  ----------    ------------    -----------    ------------
Issued as reinvestment of distributions:
  Class A                                                              -               -         36,930         453,130
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                              -               -         31,124         379,711
------------------------------------------------------------  ----------    ------------    -----------    ------------
Reacquired:
  Class A                                                     (3,750,438)    (62,190,829)      (983,830)    (13,395,953)
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class B                                                     (1,291,769)    (20,481,067)      (441,521)     (5,902,727)
------------------------------------------------------------  ----------    ------------    -----------    ------------
  Class C*                                                             -               -              -               -
------------------------------------------------------------  ----------    ------------    -----------    ------------
                                                               7,728,122    $120,467,348     13,443,570    $177,957,627
============================================================  ==========    ============    ===========    ============

* Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock and a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997          1996         1995        1994
                                                               --------      ---------    --------    --------
CLASS A:

Net asset value, beginning of period                           $  14.20      $   12.32    $  10.23    $  10.00
------------------------------------------------------------   --------      ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                    (0.04)         (0.01)      (0.02)          -
------------------------------------------------------------   --------      ---------    --------    --------
  Net gains on securities (both realized and unrealized)           2.49           2.11        2.11        0.23
------------------------------------------------------------   --------      ---------    --------    --------
    Total from investment operations                               2.45           2.10        2.09        0.23
------------------------------------------------------------   --------      ---------    --------    --------
Less distributions:
  Dividends from net investment income                                -              -      (0.004)          -
------------------------------------------------------------   --------      ---------    --------    --------
  Distributions from net realized gains                               -          (0.22)          -           -
------------------------------------------------------------   --------      ---------    --------    --------
    Total distributions                                               -          (0.22)     (0.004)          -
------------------------------------------------------------   --------      ---------    --------    --------
Net asset value, end of period                                 $  16.65      $   14.20    $  12.32    $  10.23
============================================================   ========      =========    ========    ========
Total return(a)                                                   17.25%         17.26%      20.48%       2.30%
============================================================   ========      =========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $178,917      $ 114,971    $ 23,754    $  3,093
============================================================   ========      =========    ========    ========
Ratio of expenses to average net assets(b)                         1.76%(c)(d)    1.93%       2.12%       1.95%(e)
============================================================   ========      =========    ========    ========
Ratio of net investment income (loss) to average net
  assets(f)                                                       (0.30)%(c)     (0.13)%     (0.28)%      0.10%(e)
============================================================   ========      =========    ========    ========
Portfolio turnover rate                                              96%            82%         79%          6%
============================================================   ========      =========    ========    ========
Average brokerage commission rate paid(g)                      $ 0.0239      $  0.0234         N/A         N/A
============================================================   ========      =========    ========    ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are based on average net assets of $155,717,515.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for the periods 1996-1994, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997            1996          1995          1994
                                                               ---------       --------      --------      --------
CLASS B:

Net asset value, beginning of period                           $   14.05       $  12.26      $  10.22      $  10.00
------------------------------------------------------------   ---------       --------      --------      --------
Income from investment operations:
  Net investment income (loss)                                     (0.11)         (0.05)        (0.04)            -
------------------------------------------------------------   ---------       --------      --------      --------
  Net gains on securities (both realized and unrealized)            2.45           2.06          2.08          0.22
------------------------------------------------------------   ---------       --------      --------      --------
    Total from investment operations                                2.34           2.01          2.04          0.22
------------------------------------------------------------   ---------       --------      --------      --------
Less distributions:
  Distributions from net realized gains                                -          (0.22)            -             -
------------------------------------------------------------   ---------       --------      --------      --------
    Total distributions                                                -          (0.22)            -             -
------------------------------------------------------------   ---------       --------      --------      --------
Net asset value, end of period                                 $   16.39       $  14.05      $  12.26      $  10.22
===========================================================    =========       ========      ========      ========
Total return(a)                                                    16.65%         16.60%        19.96%         2.20%
===========================================================    =========       ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 224,225       $121,848      $ 17,157      $  1,277
===========================================================    =========       ========      ========      ========
Ratio of expenses to average net assets(b)                          2.29%(c)(d)    2.48%         2.64%         2.51%(e)
===========================================================    =========       ========      ========      ========
Ratio of net investment income (loss) to average net
  assets(f)                                                        (0.83)%(c)     (0.69)%       (0.79)%       (0.47)%(e)
===========================================================    =========       ========      ========      ========
Portfolio turnover rate                                               96%            82%           79%            6%
===========================================================    =========       ========      ========      ========
Average brokerage commission rate paid(g)                      $  0.0239      $  0.0234           N/A           N/A
===========================================================    =========       ========      ========      ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for the periods 1996-1994, respectively.
(c) Ratios are based on average net assets of $184,750,715.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for the periods 1996-1994, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                  1997
CLASS C:                                                         -------
Net asset value, beginning of period                             $ 17.39
------------------------------------------------------------     -------
Income from investment operations:
    Net investment income (loss)                                   (0.03)
------------------------------------------------------------     -------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  (0.97)
------------------------------------------------------------     -------
         Total from investment operations                          (1.00)
------------------------------------------------------------     -------
Net asset value, end of period                                   $ 16.39
============================================================     =======
Total return(a)                                                    (5.75)%
============================================================     =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                         $ 1,100
============================================================     =======
Ratio of expenses to average net assets(b)                          2.29%(c)
============================================================     =======
Ratio of net investment income (loss) to average net
  assets(b)                                                        (0.83)%
============================================================     =======
Portfolio turnover rate                                               96%
============================================================     =======
Average brokerage commission rate paid(d)                        $0.0239
============================================================     =======

(a) Does not deduct sales charges and periods for less than one year, total returns are not annualized.
(b) Ratios are annualized and based on average net assets of $628,292.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, and for the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-50.55%

AGRICULTURAL PRODUCTS-0.20%

Hines Horticulture, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  11.75%, 10/15/05                   $  100,000   $    110,750
--------------------------------------------------------------

AIRLINES-3.32%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19         230,000        263,495
--------------------------------------------------------------
America West Airlines, Inc.,
  Pass Thru Certificates, 6.86%,
  07/02/04                              587,999        591,675
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 550,000        652,636
--------------------------------------------------------------
United Air Lines, Inc.,
  Pass Thru Certificates, 9.56%,
  10/19/18                              300,000        362,391
--------------------------------------------------------------
                                                     1,870,197
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.25%

First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35            200,000        220,060
--------------------------------------------------------------
Royal Bank of Scotland PLC (United
  Kingdom),
  Yankee Sub. Notes, 6.375%,
  02/01/11                              500,000        481,780
--------------------------------------------------------------
                                                       701,840
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.08%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.875%, 02/25/27          400,000        409,974
--------------------------------------------------------------
Deutsche Bank Financial,
  Gtd. Unsec. Sub. Deb., 6.70%,
  12/13/06                              750,000        760,808
--------------------------------------------------------------
                                                     1,170,782
--------------------------------------------------------------

BANKS (REGIONAL)-1.86%

Mercantile Bancorp Inc.,
  Unsec. Sub. Notes, 7.30%,
  06/15/07                            1,000,000      1,046,320
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.13%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.15%, 06/20/20(b)   3,113,000        635,301
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.44%

Capstar Broadcasting Partners,
  Sr. Disc. Notes, 12.75%,
  02/01/09(c)                           390,000        278,850
--------------------------------------------------------------
Comcast Cable Communications,
  Notes, 8.50%, 05/01/27
  (acquired 04/24/97; cost
  $499,145)(d)                          500,000        572,980
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Notes, 10.75%, 02/15/07(c)   $  870,000   $    567,675
--------------------------------------------------------------
Echostar DBS Corp.,
  Sr. Sec. Gtd. Notes, 12.50%,
  07/01/02
  (acquired 06/20/97; cost
  $320,000)(d)                          320,000        340,800
--------------------------------------------------------------
Kabelmedia Holdings GmbH (Germany),
  Sr. Yankee Unsec. Disc. Notes,
  13.625%, 08/01/06(c)                  200,000        146,000
--------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%, 01/15/06      40,000         43,500
--------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.00%, 08/01/05            150,000        157,845
--------------------------------------------------------------
TeleWest Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%, 10/01/07(c)       300,000        226,500
--------------------------------------------------------------
United International Holdings,
  Inc.,
  Sr. Sec. Disc. Notes, 10.28%,
  11/15/99(b)                           200,000        163,000
--------------------------------------------------------------
                                                     2,497,150
--------------------------------------------------------------

CHEMICALS-1.40%

Nova Chemicals Ltd. (Canada),
  Yankee Deb., 7.00%, 08/15/26          600,000        620,898
--------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Unsec. Sub. Notes, 11.75%,
  08/15/06                              150,000        167,250
--------------------------------------------------------------
                                                       788,148
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.08%

Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05       40,000         45,800
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.48%

ProNet, Inc.,
  Sr. Sub. Notes, 11.875%, 06/15/05     250,000        271,250
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.15%

Commemorative Brands,
  Sr. Sub. Notes, 11.00%, 01/15/07       85,000         86,488
--------------------------------------------------------------

CONSUMER FINANCE-1.28%

Household Finance Corp.,
  Notes, 7.125%, 09/01/05               700,000        720,076
--------------------------------------------------------------

CONTAINERS & PACKAGING
  (PAPER)-0.77%

BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                              100,000        110,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CONTAINERS & PACKAGING (PAPER)-(CONTINUED)
MVE Inc.,

  Sr. Sec. Notes, 12.50%, 02/15/02   $  100,000   $    101,500
--------------------------------------------------------------
Tekni-Plex Inc.,
  Sr. Sub. Notes, 11.25%, 04/01/07      200,000        219,500
--------------------------------------------------------------
                                                       431,500
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.45%

AmeriServ Food Co.,
  Sr. Sub. Notes, 10.125%, 07/15/07
  (acquired 07/09/97; cost
  $240,000)(d)                          240,000        250,800
--------------------------------------------------------------

ELECTRIC COMPANIES-0.99%

El Paso Electric Co.,
  Series D Sec. 1st Mortgage Bonds,
    8.90%, 02/01/06                     250,000        272,545
--------------------------------------------------------------
  Series E Sec. 1st Mortgage Bonds,
    9.40%, 05/01/11                     250,000        283,700
--------------------------------------------------------------
                                                       556,245
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.54%

Electronic Retailing Systems
  International, Inc.,
  Sr. Disc. Notes, 13.25%,
  02/01/04(c)                           440,000        305,800
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.58%

Advanced Micro Devices, Inc.,
  Sr. Sec. Notes, 11.00%, 08/01/03      110,000        119,213
--------------------------------------------------------------
Panda Funding Corp.,
  Series A-1 Pooled Project Bonds,
  11.625%, 08/20/12                     199,591        208,573
--------------------------------------------------------------
                                                       327,786
--------------------------------------------------------------

ENTERTAINMENT-1.83%

Time Warner, Inc.
  Deb., 9.125%, 01/15/13                500,000        582,845
--------------------------------------------------------------
  Notes, 8.18%, 08/15/07                200,000        218,086
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26          125,000        126,673
--------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%, 06/01/05            100,000        101,629
--------------------------------------------------------------
                                                     1,029,233
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.13%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
  02/15/10                              100,000        111,814
--------------------------------------------------------------
Finova Capital Corp.,
  Unsec. Notes, 7.40%, 05/06/06         500,000        524,850
--------------------------------------------------------------
                                                       636,664
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
FOODS-2.34%

ConAgra Inc.,
  Sr. Unsec. Notes, 7.125%,
  10/01/26                           $  900,000   $    952,389
--------------------------------------------------------------
Del Monte Corp./Foods Co.,
  Sr. Unsec. Sub. Notes, 12.25%,
  04/15/07                              260,000        288,600
--------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%, 08/01/03      70,000         73,850
--------------------------------------------------------------
                                                     1,314,839
--------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.21%

Showboat Marina Casino Partnership
  &
  Showboat Marina Financial Corp.,
  Series B Sec. 1st Mortgage Notes,
  13.50%, 03/15/03                      100,000        115,500
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.90%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                       500,000        507,500
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.81%

Sun Healthcare Group, Inc.,
  Sr. Sub. Notes, 9.50%, 07/01/07
  (acquired 07/01/97; cost
  $448,200)(d)                          450,000        455,625
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.56%

Alaris Medical Systems,
  Sr. Unsec. Gtd. Sub. Deb., 9.75%,
  12/01/06                              200,000        205,000
--------------------------------------------------------------
Dade International Inc.,
  Series B Sr. Sub. Notes, 11.125%,
  05/01/06                              100,000        111,500
--------------------------------------------------------------
                                                       316,500
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.15%

Dynacare Inc. (Canada),
  Sr. Yankee Notes, 10.75%,
  01/15/06                               80,000         84,200
--------------------------------------------------------------

HOMEBUILDING-0.10%

Continental Homes Holdings Corp.,
  Sr. Unsec. Gtd. Notes, 10.00%,
  04/15/06                               55,000         58,025
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.40%

Torchmark Corp.,
  Notes, 7.875%, 05/15/23               750,000        790,035
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.54%

Travelcenters of America Inc.,
  Sr. Gtd. Unsec. Sub. Deb.,
  10.25%, 04/01/07                      290,000        303,050
--------------------------------------------------------------

IRON & STEEL-0.15%

GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%, 09/01/04       75,000         81,937
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
LODGING-HOTELS-0.59%

Coast Hotels & Casinos Inc.,
  Series B Sec. 1st Mortgage Gtd.
  Notes, 13.00%, 12/15/02            $   70,000   $     78,750
--------------------------------------------------------------
ITT Corp.,
  Unsec. Gtd. Deb., 7.375%,
  11/15/15                              150,000        151,119
--------------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Sec. 1st Mortgage Notes, 9.75%,
  10/01/05                              100,000        104,750
--------------------------------------------------------------
                                                       334,619
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.10%

Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%, 07/01/01      50,000         53,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.51%

MMI Products Inc.,
  Sr. Unsec. Sub. Notes, 11.25%,
  04/15/07                              260,000        284,700
--------------------------------------------------------------

METAL FABRICATORS-0.11%

Gulf States Steel Corp.,
  1st Mortgage Notes, 13.50%,
  04/15/03                               60,000         61,950
--------------------------------------------------------------

METALS MINING-0.23%

Rio Algom Ltd. (Canada),
  Yankee Unsec. Deb., 7.05%,
  11/01/05                              130,000        131,940
--------------------------------------------------------------

NATURAL GAS-0.56%

Ferrellgas Partners,
  Series B Sr. Sec. Gtd. Notes,
  9.375%, 06/15/06                      300,000        316,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.24%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05               120,000        135,900
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.08%

Gulf Canada Resources, Ltd.
  (Canada),
  Sr. Yankee Unsec. Notes, 8.35%,
  08/01/06                              550,000        607,189
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.04%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                               20,000         21,050
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.64%

Abraxas Petroleum Corp.,
  Series B Sr. Notes, 11.50%,
  11/01/04                               95,000        104,500
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07         250,000        256,875
--------------------------------------------------------------
                                                       361,375
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
PAPER & FOREST PRODUCTS-1.15%

Indah Kiat Fin Mauritius,
  Sr. Gtd. Unsec. Notes, 10.00%,
  07/01/07
  (acquired 06/26/97; cost
  $466,931)(d)                       $  470,000   $    434,750
--------------------------------------------------------------
National Fiberstock Corp.,
  Series B Sr. Notes, 11.625%,
  06/15/02                              200,000        210,500
--------------------------------------------------------------
                                                       645,250
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.52%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13        250,000        291,293
--------------------------------------------------------------

RAILROADS-0.84%

Norfolk Southern Corp.,
  Bonds, 7.05%, 05/01/37                450,000        474,638
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Loehmann's Holdings, Inc.,
  Sr. Unsec. Notes, 11.875%,
  05/15/03                              100,000        102,500
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.78%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%, 11/15/05      100,000        110,500
--------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc. (Canada),
  Yankee Gtd. Notes, 7.78%,
  11/01/00
  (acquired 10/18/95; cost
  $100,000)(d)                          100,000        103,642
--------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                              200,000        225,500
--------------------------------------------------------------
                                                       439,642
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.80%

CSK Auto Inc.,
  Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                               60,000         64,500
--------------------------------------------------------------
Icon Health & Fitness,
  Series B Sr. Sub. Notes, 13.00%,
  07/15/02                               70,000         78,750
--------------------------------------------------------------
United Auto Group, Inc.,
  Sr. Sub. Notes, 11.00%, 07/15/07
  (acquired 07/22/97; cost
  $197,500)(d)                          200,000        206,000
--------------------------------------------------------------
Wilsons The Leather Experts Inc.,
  Sr. Notes, 11.25%, 08/15/04
  (acquired 08/14/97; cost
  $100,000)(d)                          100,000         99,250
--------------------------------------------------------------
                                                       448,500
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.47%

Sovereign Bancorp, Inc.,
  Sub. Notes, 8.00%, 03/15/03           250,000        263,523
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.38%

MDC Communications Corp.(Canada),
  Sr. Yankee Unsec. Sub. Notes,
  10.50%, 12/01/06                      200,000        215,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SHIPPING-0.99%

Hutchison Whampoa Ltd. (Cayman
  Islands),
  Series D Sr. Yankee Gtd. Unsec. Unsub. Deb.,
    6.988%, 08/01/37
    (acquired 10/02/97; cost
      $502,005)(d)                   $  500,000   $    467,595
--------------------------------------------------------------
Stena A.B. (Sweden),
  Sr. Yankee Unsec. Notes, 10.50%,
  12/15/05                               80,000         87,400
--------------------------------------------------------------
                                                       554,995
--------------------------------------------------------------

SOVEREIGN DEBT-0.59%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16         300,000        334,791
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.96%

Celcaribe S.A.,
  Sr. Secured Notes, 13.50%,
  03/15/04(c)                           500,000        502,500
--------------------------------------------------------------
GST Equipment Funding,
  Sr. Sec. Notes, 13.25%, 05/01/07
  (acquired 05/08/97; cost
  $200,000)(d)                          200,000        225,500
--------------------------------------------------------------
ICG Holdings Inc.,
  Gtd. Unsec. Sr. Disc. Notes,
  11.625%,
  03/15/07(c)                           290,000        194,300
--------------------------------------------------------------
Orion Network Systems, Inc.,
  Sr. Notes, 11.25%, 01/15/07(e)        420,000        476,700
--------------------------------------------------------------
Pricellular Wireless Corp.,
  Sr. Notes, 10.75%, 11/01/04           130,000        141,050
--------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Unsec. Notes, 11.50%,
  10/01/06                              160,000        173,600
--------------------------------------------------------------
360 Communications Co.,
  Sr. Unsec. Notes, 7.50%, 03/01/06     500,000        516,700
--------------------------------------------------------------
                                                     2,230,350
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.00%

MCI Communications Corp.,
  Putable Deb., 7.125%, 06/15/27        450,000        480,402
--------------------------------------------------------------
PhoneTel Technologies, Inc.,
  Sr. Gtd. Unsec. Notes, 12.00%,
  12/15/06                               80,000         82,600
--------------------------------------------------------------
                                                       563,002
--------------------------------------------------------------

TELEPHONE-0.70%

Esat Holdings Ltd. (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(c)                           350,000        243,250
--------------------------------------------------------------
Hermes Europe Railtel BV,
  Sr. Notes, 11.50%, 08/15/07
  (acquired 08/14/97; cost
  $142,413)(d)                          140,000        153,300
--------------------------------------------------------------
                                                       396,550
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TRUCKERS-0.56%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes, 12.25%,
  11/15/05                           $  300,000   $    318,000
--------------------------------------------------------------

TRUCKS & PARTS-0.15%

Blue Bird Body Co.,
  Series B Sr. Sub. Notes, 10.75%,
  11/15/06                               80,000         84,500
--------------------------------------------------------------

WASTE MANAGEMENT-2.26%

Allied Waste Industries, Inc.,
  Sr. Disc. Notes, 11.30%, 06/01/07
  (acquired 05/01/97; cost
  $356,103)(c)(d)                       620,000        424,700
--------------------------------------------------------------
Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                              150,000        172,875
--------------------------------------------------------------
WMX Technologies, Inc.,
  Unsec. Notes, 7.10%, 08/01/26         650,000        677,417
--------------------------------------------------------------
                                                     1,274,992
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes                 28,456,090
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES(F)-14.34%

CANADA-7.21%

Bank of Montreal (Banks-Money
  Center),
  Sub. Deb., 7.92%, 07/31/12    CAD     300,000   $    242,897
--------------------------------------------------------------
Bell Canada (Telephone),
  Unsec. Deb., 10.875, 10/11/04         250,000        228,786
--------------------------------------------------------------
Bell Mobility Cellular
  (Telecommunications-Cellular/Wireless),
  Bonds, 6.55%, 06/02/08                750,000        540,042
--------------------------------------------------------------
Canadian Oil Debco Inc.
  (Oil & Gas-Exploration &
  Production),
  Deb., 11.00%, 10/31/00                250,000        203,876
--------------------------------------------------------------
Clearnet Communications
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%, 08/13/07
  (acquired 07/31/97; cost
  $347,582)(c)(d)                       850,000        366,392
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%, 06/01/27   1,000,000        800,731
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03          650,000        523,496
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Exploration &
  Production),
  Series Q Deb., 10.625%, 10/20/09      375,000        365,477
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06         500,000        417,784
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CANADA-(CONTINUED)

Westcoast Energy, Inc. (Oil & Gas-
  Exploration & Production), Deb.,
  6.45%, 12/18/06
  (acquired 12/03/96; cost
  $369,632)(d)  CAD                     500,000   $    368,955
--------------------------------------------------------------
                                                     4,058,436
--------------------------------------------------------------

FRANCE-0.26%

Credit Foncier de France
  (Financial-Diversified)
  Sr. Unsec. Unsub. Eurobonds,
    6.50%, 02/22/99           SEK       750,000        101,061
--------------------------------------------------------------
  Sr. Unsec. Unsub. Eurobonds,
    6.00%, 11/15/01           FRF       250,000         44,838
--------------------------------------------------------------
                                                       145,899
--------------------------------------------------------------

GERMANY-2.36%

Daimler-Benz A.G. (Automobiles),
  Gtd. Unsub. Eurobonds, 4.125%,
  07/05/03                    DEM       430,000        314,258
--------------------------------------------------------------
International Bank for
  Reconstruction &
  Development (Banks-Money Center),
  Unsec. Global Bonds, 7.125%,
  04/12/05                              475,000        301,434
--------------------------------------------------------------
LKB Global (Financial-Diversified),
  Gtd. Notes, 6.00%, 01/25/06         1,200,000        712,120
--------------------------------------------------------------
                                                     1,327,812
--------------------------------------------------------------

ITALY-1.33%

KFW International Finance Inc.
  (Investment Banking/Brokerage),
  Gtd. Eurobonds, 11.625%,
  11/27/98                    ITL 1,200,000,000        749,592
--------------------------------------------------------------

NEW ZEALAND-0.44%

International Bank for
  Reconstruction &
  Development (Banks-Money Center),
  Bonds, 6.63%, 08/20/07(b)   NZD       750,000        245,869
--------------------------------------------------------------

SWEDEN-0.78%

Swedish Export Credit
  (Financial-Diversified),
  Unsec. Unsub. Eurobonds, 11.70%,
  12/04/98                    ITL   700,000,000        437,965
--------------------------------------------------------------

UNITED KINGDOM-1.96%

Ford Credit Europe PLC
  (Financial-Diversified),
  Deb., 6.00%, 03/30/99       DEM       200,000        118,298
--------------------------------------------------------------
KFW International Finance
  (Investment Banking/Brokerage),
  Gtd. Eurobonds, 10.625%,
  09/03/01                    GBP       100,000        186,255
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
UNITED KINGDOM-(CONTINUED)

Sutton Bridge
  (Financial-Diversified),
  Gtd. Eurobonds, 8.625%, 06/30/22
  (acquired 05/29/97; cost
  $733,585)(d)                GBP       450,000   $    800,287
--------------------------------------------------------------
                                                     1,104,840
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated
      Non-Convertible Bonds & Notes                  8,070,413
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES(F)-2.58%

FRANCE-0.08%

Societe Generale (Banks-Money
  Center),
  Conv. Deb., 3.50%, 01/01/00 FRF       231,000         48,841
--------------------------------------------------------------

JAPAN-0.64%

Glaxo Wellcome PLC
  (Financial-Diversified),
  Conv. Unsub. Notes, 4.30%,
  09/28/98   JPY                      4,000,000         55,708
--------------------------------------------------------------
Sony Corp. (Electronic Equipment),
  Conv. Deb., 1.40%, 03/31/05         8,000,000         87,744
--------------------------------------------------------------
Toyota Motor Corp. (Automobiles),
  Conv. Bonds, 1.20%, 01/28/98       15,000,000        215,060
--------------------------------------------------------------
                                                       358,512
--------------------------------------------------------------

SWITZERLAND-0.38%

Yamada Denki Co. Ltd. (Retail-
  Computers & Electronics), Unsec.
  Conv. Notes, 0.25%, 03/31/00 CHF      300,000        212,105
--------------------------------------------------------------

UNITED KINGDOM-1.48%

British Airport Authority
  (Airlines),
  Eurobonds, 5.75%, 03/29/06  GBP       450,000        834,261
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes                                        1,453,719
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  GOVERNMENT BONDS &
  NOTES(F)-20.94%

CANADA-3.21%

B.C. Generic Residual,
  Deb., 13.88%, 06/21/04(b)   CAD       150,000         74,269
--------------------------------------------------------------
Canadian Government,
  Bonds, 7.00%, 12/01/06              1,000,000        787,824
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
Municipal Finance Authority of
  British Columbia,
  Bonds, 7.75%, 12/01/05        CAD     500,000   $    404,842
--------------------------------------------------------------
Ontario Province,
  Sr. Unsec. Unsub. Deb.,
    6.875%, 09/15/00            GBP      35,000         58,193
--------------------------------------------------------------
  Sr. Unsec. Unsub. Global Bonds,
    8.00%, 03/11/03             CAD     600,000        480,021
--------------------------------------------------------------
                                                     1,805,149
--------------------------------------------------------------

FRANCE-1.09%

French Treasury Bill,
  Notes, 5.75%, 11/12/98        FRF   3,500,000        617,085
--------------------------------------------------------------

GERMANY-1.29%

Bundesrepublik Deutschland,
  Bonds, 6.75%, 07/15/04        DEM     750,000        471,006
--------------------------------------------------------------
  Bonds, 6.875%, 05/12/05               400,000        252,736
--------------------------------------------------------------
                                                       723,742
--------------------------------------------------------------

ITALY-0.48%

Republic of Italy,
  Conv. Bonds, 6.50%, 06/28/01  ITL 400,000,000        273,172
--------------------------------------------------------------

NEW ZEALAND-4.73%

Federal National Mortgage
  Association,
  Notes, 7.25%, 06/20/02        NZD     750,000        469,042
--------------------------------------------------------------
New Zealand Government,
  Bonds, 8.00%, 02/15/01              1,000,000        644,440
--------------------------------------------------------------
  Bonds, 10.00%, 03/15/02             1,500,000      1,047,453
--------------------------------------------------------------
  Bonds, 8.00%, 04/15/04                750,000        500,116
--------------------------------------------------------------
                                                     2,661,051
--------------------------------------------------------------

SWEDEN-4.19%

Swedish Government,
  Bonds, 13.00%, 06/15/01       SEK   3,000,000        492,824
--------------------------------------------------------------
  Bonds, 10.25%, 05/05/03             5,000,000        797,374
--------------------------------------------------------------
  Bonds, 6.00%, 02/09/05              4,000,000        527,110
--------------------------------------------------------------
  Bonds, 6.50%, 10/25/06              4,000,000        539,527
--------------------------------------------------------------
                                                     2,356,835
--------------------------------------------------------------

UNITED KINGDOM-5.95%

Federal National Mortgage
  Association,
  Sr. Unsec. Notes, 6.875%,
  06/07/02    GBP                       350,000        585,451
--------------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00                350,000        606,708
--------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01           800,000      1,354,548
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
UNITED KINGDOM-(CONTINUED)

  Bonds, 7.50%, 12/07/06        GBP     450,000   $    801,823
--------------------------------------------------------------
                                                     3,348,530
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes                                       11,785,564
--------------------------------------------------------------

                                       SHARES
DOMESTIC COMMON STOCK-0.03%

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.03%

Nextel Communications, Inc.(g)              557   $     14,621
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.16%

BANKS (REGIONAL)-0.88%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                16,000        496,000
--------------------------------------------------------------

ENTERTAINMENT-0.00%

Time Warner Inc.-Series M,
  $102.50 PIK Conv. Pfd.                      1          1,165
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.08%

Conseco Inc.-$4.278 Conv. PRIDES          4,000        608,000
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.20%

Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                    2,300        109,681
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               1,214,846
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.20%

UNITED KINGDOM-2.20%

J Sainsbury PLC (Retail-Food
  Chains)(g)                            148,367      1,238,390
--------------------------------------------------------------

WARRANTS-0.09%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Wireless One, Inc., expiring
  10/19/00(h)                               150              0
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.04%

Electronic Retailing Systems,
  expiring 01/24/98(h)                      440         22,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.01%

MVE Inc., expiring 02/15/02(h)              100          3,000
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel Corp.,
  expiring 04/15/03(h)                       60            270
--------------------------------------------------------------

PERSONAL CARE-0.01%

IHF Capital Inc., expiring
  11/14/99(h)
  (acquired 11/04/94-12/07/94; cost
  $0)(d)                                     70          3,465
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(h)                      330          2,970
--------------------------------------------------------------

                                                     MARKET
WARRANTS-(CONTINUED)                   SHARES        VALUE
Orion Network Systems, Inc.,
  expiring 01/15/07(h)                      420   $      5,880
--------------------------------------------------------------
                                                         8,850
--------------------------------------------------------------

TELEPHONE-0.02%

ESAT Holdings Ltd., expiring

  02/01/07(h)
    (acquired 06/16/97; cost $0)(d)         350          1,137
--------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(h)                      150         10,500
--------------------------------------------------------------

                                                        11,637
--------------------------------------------------------------
    Total Warrants                                      49,222
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. TREASURY SECURITIES-1.65%

  Notes, 6.50%, 05/31/01             $  400,000   $    409,844
--------------------------------------------------------------
  Notes, 6.625%, 02/15/27               100,000        106,047
--------------------------------------------------------------
  Notes, 6.375%, 08/15/27               400,000        412,360
--------------------------------------------------------------
    Total U.S. Treasury Securities                     928,251
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-0.73%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                       400,000        410,280
--------------------------------------------------------------

REPURCHASE AGREEMENT(i)-2.13%

Sanwa Securities (U.S.A.) Co., L.P.
  5.73%, 11/03/97(j)                  1,201,988      1,201,988
--------------------------------------------------------------
TOTAL INVESTMENTS-97.40%                            54,823,384
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.60%                  1,463,735
--------------------------------------------------------------
NET ASSETS-100.00%                                $ 56,287,119
--------------------------------------------------------------

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(c) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $5,275,178 which represented 9.37% of the Fund's net assets.
(e) Issued as a unit. Each unit consists of $1,000 Sr. notes plus warrants to purchase 0.8463 shares of common stock.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/15/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

Abbreviations:

CAD  - Canadian Dollar                      Pfd.    - Preferred
CHF  - Swiss Franc                          PIK     - Payment in Kind
Conv. - Convertible                         PRIDES  - Preferred Redemption
Deb.  - Debentures                                    Increased Dividend Equity Securities
DEM  - German Deutschemark                  Sec.    - Secured
Disc.  - Discounted                         SEK     - Swedish Krona
FRF  - French Franc                         Sr.     - Senior
GBP  - British Pound Sterling               STRYPES - Structured Yield Product
Gtd.  - Guaranteed                                    Exchangeable for Stock
ITL  - Italian Lire                         Sub.    - Subordinated
JPY  - Japanese Yen                         Unsec.  - Unsecured
NZD  - New Zealand Dollar                   Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS:

Investments, at market value (cost
  $53,006,761)                                  $54,823,384
-----------------------------------------------------------
Foreign currencies, at market value (cost
  $57,610)                                           57,391
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                349,669
-----------------------------------------------------------
  Dividends and interest                          1,249,220
-----------------------------------------------------------
Investment for deferred compensation plan            10,356
-----------------------------------------------------------
Other assets                                         17,042
-----------------------------------------------------------
    Total assets                                 56,507,062
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                           34,206
-----------------------------------------------------------
  Forward contracts                                  47,608
-----------------------------------------------------------
  Dividends                                          63,819
-----------------------------------------------------------
  Deferred compensation plan                         10,356
-----------------------------------------------------------
Accrued advisory fees                                 7,612
-----------------------------------------------------------
Accrued administrative service fees                   2,604
-----------------------------------------------------------
Accrued distribution fees                            34,324
-----------------------------------------------------------
Accrued transfer agent fees                           9,826
-----------------------------------------------------------
Accrued operating expenses                            9,588
-----------------------------------------------------------
    Total liabilities                               219,943
-----------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING     $56,287,119
===========================================================

NET ASSETS:

  Class A                                       $30,924,029
===========================================================

  Class B                                       $25,120,996
===========================================================

  Class C                                       $   242,094
===========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,830,028
===========================================================
CLASS B:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,300,947
===========================================================
CLASS C:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                        22,178
===========================================================
CLASS A:

  NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                       $     10.93
===========================================================

  OFFERING PRICE PER SHARE:
    (Net asset value of $10.93 divided
    by 95.25%)                                  $     11.48
===========================================================
CLASS B:

  NET ASSET VALUE AND OFFERING PRICE PER SHARE  $     10.92
===========================================================
CLASS C:

  NET ASSET VALUE AND OFFERING PRICE PER SHARE  $     10.92
===========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Interest                                         $3,826,335
-----------------------------------------------------------
Dividends                                            31,675
-----------------------------------------------------------
      Total investment income                     3,858,010
-----------------------------------------------------------

EXPENSES:
Advisory fees                                       346,653
-----------------------------------------------------------
Administrative service fees                          74,031
-----------------------------------------------------------
Directors' fees                                       8,735
-----------------------------------------------------------
Distribution fees-Class A                           137,912
-----------------------------------------------------------
Distribution fees-Class B                           219,155
-----------------------------------------------------------
Distribution fees-Class C                               240
-----------------------------------------------------------
Custodian fees                                       25,984
-----------------------------------------------------------
Transfer agent fees-Class A                          62,912
-----------------------------------------------------------
Transfer agent fees-Class B                          54,149
-----------------------------------------------------------
Transfer agent fees-Class C                              59
-----------------------------------------------------------
Other                                               103,320
-----------------------------------------------------------
      Total expenses                              1,033,150
-----------------------------------------------------------
Less: Fees waived by advisor                       (302,278)
-----------------------------------------------------------
    Expenses paid indirectly                         (2,232)
-----------------------------------------------------------
      Net expenses                                  728,640
-----------------------------------------------------------
Net investment income                             3,129,370
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                             109,553
-----------------------------------------------------------
  Foreign currencies                               (101,917)
-----------------------------------------------------------
  Forward currency contracts                        389,609
-----------------------------------------------------------
                                                    397,245
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                             884,081
-----------------------------------------------------------
  Foreign currencies                                 (1,291)
-----------------------------------------------------------
  Forward currency contracts                        (88,451)
-----------------------------------------------------------
                                                    794,339
-----------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward currency contracts.    1,191,584
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $4,320,954
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                 1997            1996
                                                              -----------    ------------
OPERATIONS:

  Net investment income                                       $ 3,129,370    $  1,844,305
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and forward currency contracts             397,245         418,371
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and forward currency contracts             794,339         543,300
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        4,320,954       2,805,976
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                      (1,835,866)     (1,175,361)
-----------------------------------------------------------------------------------------
  Class B                                                      (1,337,369)       (705,239)
-----------------------------------------------------------------------------------------
  Class C                                                            (767)             --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (311,081)       (122,866)
-----------------------------------------------------------------------------------------
  Class B                                                        (242,850)        (57,565)
-----------------------------------------------------------------------------------------
  Class C                                                            (605)             --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       8,692,165      11,543,105
-----------------------------------------------------------------------------------------
  Class B                                                       8,049,066      12,214,514
-----------------------------------------------------------------------------------------
  Class C                                                         239,702
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 17,573,349      24,502,564
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          38,713,770      14,211,206
-----------------------------------------------------------------------------------------
  End of period                                               $56,287,119    $ 38,713,770
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $54,262,086    $ 37,281,153
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (10,921)        123,655
-----------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and forward currency
    contracts                                                     263,067         330,414
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   1,772,887         978,548
-----------------------------------------------------------------------------------------
                                                              $56,287,119    $ 38,713,770
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Income Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at October 31, 1997 were as follows:

                                                            UNREALIZED
  SETTLEMENT                                CONTRACT TO    APPRECIATION
     DATE        DELIVER         VALUE        RECEIVE     (DEPRECIATION)
  ----------  -------------   -----------   -----------   --------------
  11/18/97    NZD 3,580,000   $ 2,229,087   $ 2,279,923      $ 50,836
  11/20/97    DEM 1,400,000       812,843       763,734       (49,109)
  12/05/97    JPY 41,000,000      340,690       352,536        11,846
  12/10/97    CHF   300,000       215,180       204,026       (11,154)
  12/19/97    NZD 1,000,000       623,387       633,000         9,613
  01/14/97     DEM  570,000       332,383       327,210        (5,173)
  01/28/98    DEM 1,850,000     1,079,618     1,046,380       (33,238)
  01/29/98    SEK 18,000,000    2,410,316     2,420,005         9,689
  01/30/98    GBP 1,200,000     2,035,398     2,004,480       (30,918)
                              -----------   -----------      --------
                              $10,078,902   $10,031,294      $(47,608)
                              ===========   ===========      ========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid annually. On October 31, 1997, undistributed net investment income was decreased by $89,944 and undistributed net realized gains increased by $89,944 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1997, AIM waived fees of $302,278.
  The Fund, pursuant to a master administrative services agreement, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $74,031 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, the Fund paid AFS $72,578 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares paid AIM Distributors $137,912, $219,155 and $240, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $59,763 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $3,397 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $3,931 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $190 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $649 and $1,393, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,232 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $45,325,570 and $28,881,069, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 2,907,693
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,091,792)
------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investment securities  $ 1,815,901
======================================================
Cost of investments for tax purposes is $53,007,483.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the year ended October 31, 1997 and 1996 were as follows:

                                                                        1997                      1996
                                                              ------------------------   -----------------------
                                                                SHARES       AMOUNT       SHARES       AMOUNT
                                                              ----------   -----------   ---------   -----------
Sold:
  Class A                                                      1,677,097   $17,985,938   1,609,644   $17,019,341
----------------------------------------------------------------------------------------------------------------
  Class B                                                      1,244,806    13,337,043   1,313,279    13,876,204
----------------------------------------------------------------------------------------------------------------
  Class C*                                                        23,915       258,631          --            --
----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        168,472     1,809,673      92,969       985,383
----------------------------------------------------------------------------------------------------------------
  Class B                                                        118,888     1,275,952      58,431       618,362
----------------------------------------------------------------------------------------------------------------
  Class C*                                                            71           779          --            --
----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,035,690)  (11,103,446)   (613,922)   (6,461,619)
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (610,857)   (6,563,929)   (215,814)   (2,280,052)
----------------------------------------------------------------------------------------------------------------
  Class C*                                                        (1,808)      (19,708)         --            --
----------------------------------------------------------------------------------------------------------------
                                                               1,584,894   $16,980,933   2,244,587   $23,757,619
================================================================================================================

* Class C Shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock and a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (dates operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997         1996        1995        1994
                                                              ----------     -------     -------     ------
CLASS A:

Net asset value, beginning of period                           $ 10.85        $10.74      $10.02     $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.72          0.79(a)     0.79       0.08
-----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.21          0.25        0.75       0.01
-----------------------------------------------------------------------------------------------------------
      Total from investment operations                            0.93          1.04        1.54       0.09
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from investment income                               (0.72)        (0.81)      (0.82)     (0.07)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.13)        (0.12)         --         --
-----------------------------------------------------------------------------------------------------------
      Total distributions                                        (0.85)        (0.93)      (0.82)     (0.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.93        $10.85      $10.74     $10.02
===========================================================================================================
Total return(b)                                                   9.05%        10.22%      16.07%      0.93%
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $30,924       $21,926     $10,004     $2,661
===========================================================================================================
Ratio of expenses to average net assets(c)                        1.25%(d)(e)   1.25%       1.25%      1.25%(f)
===========================================================================================================
Ratio of net investment income to average net assets(g)           6.54%(d)      7.27%       7.38%      6.01%(f)
===========================================================================================================
Portfolio turnover rate                                            61%           83%        128%         6%
===========================================================================================================

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86%, 2.02%, 3.03% and 5.61% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $27,582,444.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.93%, 6.51%, 5.59% and 1.65% (annualized) for the periods 1997-1994, respectively.

                                                                 1997        1996       1995      1994
                                                              ----------    -------    ------    ------
CLASS B:

Net asset value, beginning of period                           $ 10.84       $10.73    $10.01    $10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.67         0.74(a)   0.74      0.07
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.21         0.24      0.75      0.01
-------------------------------------------------------------------------------------------------------
      Total from investment operations                            0.88         0.98      1.49      0.08
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from investment income                               (0.67)       (0.75)    (0.77)    (0.07)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.13)       (0.12)       --        --
-------------------------------------------------------------------------------------------------------
      Total distributions                                        (0.80)       (0.87)    (0.77)    (0.07)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.92       $10.84    $10.73    $10.01
=======================================================================================================
Total return(b)                                                   8.48%        9.66%    15.56%     0.79%
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $25,121      $16,787    $4,207      $362
=======================================================================================================
Ratio of expenses to average net assets(c)                        1.76%(d)(e)  1.75%     1.74%     1.73%(f)
=======================================================================================================
Ratio of net investment income to average net assets(g)           6.03%(d)     6.77%     6.88%     3.59%(f)
=======================================================================================================
Portfolio turnover rate                                             61%          83%      128%        6%
=======================================================================================================

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.37%, 2.53%, 3.57% and 22.09% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $21,915,481.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.42%, 6.00%, 5.05% and (16.77)% (annualized) for the periods 1997-1994, respectively.

                                                                 1997
CLASS C:                                                      ----------
Net asset value, beginning of period                            $10.76
------------------------------------------------------------    ------
Income from investment operations:
   Net investment income                                          0.15(a)
------------------------------------------------------------    ------
   Net gains on securities (both realized and unrealized)         0.17
------------------------------------------------------------    ------
       Total from investment operations                           0.32
------------------------------------------------------------    ------
Less distributions:
   Dividends from net investment income                          (0.13)
------------------------------------------------------------    ------
   Distributions from net realized gains                         (0.03)
------------------------------------------------------------    ------
       Total distributions                                       (0.16)
------------------------------------------------------------    ------
Net asset value, end of period                                  $10.92
============================================================    ======
Total return(b)                                                   2.99%
============================================================    ======
Ratios/supplement data:
Net assets, end of period (000s omitted)                        $  242
============================================================    ======
Ratio of expenses to average net assets(c)                        1.76%(e)(d)
============================================================    ======
Ratio of net investment income (loss) to average net
assets(f)                                                        6.03%(c)(d)
============================================================    ======
Portfolio turnover rate                                             61%
============================================================    ======

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and periods for less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.37% (annualized).

(d) Ratios are annualized and based on average net assets of $98,262.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.42% (annualized).

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                    MARKET
                                    SHARES           VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.55%

ARGENTINA-2.07%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                    354,880   $     8,600,295
---------------------------------------------------------------
Banco Rio de La Plata S.A.
  (Banks-Money Center)(a)             415,000         4,357,500
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil
  & Gas-Refining & Marketing)       1,763,181        11,044,194
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                         240,600         6,766,875
---------------------------------------------------------------
YPF Sociedad Anonima-ADR (Oil-
  International Integrated)           508,200        16,262,400
---------------------------------------------------------------
                                                     47,031,264
---------------------------------------------------------------

AUSTRALIA-1.22%

Boral Ltd. (Engineering &
  Construction)                     4,080,000        10,731,032
---------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Beverages-Non-Alcoholic)           813,536         6,121,675
---------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)     1,870,277         8,746,561
---------------------------------------------------------------
QBE Insurance Group Ltd.-Bonus
  Shares
  (Insurance-Property-Casualty)       467,569         2,130,741
---------------------------------------------------------------
                                                     27,730,009
---------------------------------------------------------------

AUSTRIA-0.77%

OMV A.G. (Oil & Gas-Refining &
  Marketing)                           66,000         9,383,113
---------------------------------------------------------------
VA Technologie A.G. (Engineering
  & Construction)                      45,700         8,109,128
---------------------------------------------------------------
                                                     17,492,241
---------------------------------------------------------------

BELGIUM-1.17%

Barco Industries (Manufacturing-
  Diversified)                         41,000         7,909,040
---------------------------------------------------------------
Colruyt S.A. (Retail-Food
  Chains)                              14,600         7,832,442
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)           3,100        10,711,631
---------------------------------------------------------------
                                                     26,453,113
---------------------------------------------------------------

BRAZIL-1.97%

Companhia Energetica de Minas
  Gerais (Electric Companies)         173,000         6,904,622
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras - Preferred
  (Oil & Gas-Exploration &
  Production)                          30,271         5,628,951
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)       124,500        12,636,750
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Preferred
  (Telephone)                          39,000        10,188,217
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)        343,000         9,346,750
---------------------------------------------------------------
                                                     44,705,290
---------------------------------------------------------------

CANADA-2.86%

Bank of Montreal (Banks-Money
  Center)                             118,000         5,094,760
---------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                         170,000         9,169,375
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration &
  Production)(a)                      335,000         9,745,627
---------------------------------------------------------------
Canadian Pacific, Ltd.
  (Railroads)                         307,000         9,152,438
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

CANADA-(CONTINUED)

Magna International, Inc.-Class
  A (Machinery-Diversified)           101,900   $     6,716,933
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)          124,700        11,184,031
---------------------------------------------------------------
Suncor, Inc. (Oil-International
  Integrated)                         380,000        13,683,613
---------------------------------------------------------------
                                                     64,746,777
---------------------------------------------------------------

CHILE-0.65%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)          263,925         7,323,919
---------------------------------------------------------------
Quinenco S.A.-ADR (Financial-
  Diversified)(a)                     513,900         7,515,788
---------------------------------------------------------------
                                                     14,839,707
---------------------------------------------------------------

DENMARK-0.84%

Novo Nordisk A/S-Class B (Health
  Care/Drugs-Generic & Other)         176,600        19,113,428
---------------------------------------------------------------

FINLAND-0.78%

Enso Oy (Paper & Forest
  Products)                           560,000         5,315,034
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-
   Cellular/Wireless)                 141,000        12,319,528
---------------------------------------------------------------
                                                     17,634,562
---------------------------------------------------------------

FRANCE-11.74%

Accor S.A. (Lodging-Hotels)            63,200        11,767,312
---------------------------------------------------------------
Alcatel Alsthom
  (Manufacturing-Diversified)         160,000        19,305,681
---------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)       132,000         9,039,137
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)              250,000        11,051,879
---------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software &
  Services)                           162,000        12,862,827
---------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                  7,500         3,913,665
---------------------------------------------------------------
Compagnie Francaise d'Etudes et
  de Construction Technip (Oil &
  Gas-Refining & Marketing)            86,000         9,109,522
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)           180,500        22,342,477
---------------------------------------------------------------
Essilor International
  (Manufacturing-Specialized)          24,940         6,658,449
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)                195,000        10,817,839
---------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                       138,500         8,653,474
---------------------------------------------------------------
Legrand S.A. (Housewares)              30,500         5,678,845
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         34,800        15,915,122
---------------------------------------------------------------
Promodes (Retail-Food Chains)          28,000         9,116,110
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)         465,000        12,938,500
---------------------------------------------------------------
Renault S.A. (Automobiles)
  (Acquired 07/31/97; cost
  $5,810,539)(a)(b)                   210,000         5,843,193
---------------------------------------------------------------
Rexel S.A. (Distributors-Food &
  Health)                              23,200         6,153,686
---------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)             270,000        11,772,201
---------------------------------------------------------------
Schneider S.A. (Housewares)           160,000         8,543,319
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

FRANCE-(CONTINUED)

Societe BIC S.A. (Office
  Equipment & Supplies)               222,000   $    15,186,790
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                           177,000        24,241,321
---------------------------------------------------------------
Sodexho S.A.
  (Services-Commercial &
  Consumer)                             9,200         4,588,636
---------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)           111,000        12,315,694
---------------------------------------------------------------
Valeo S.A. (Automobile Parts &
  Equipment)                          128,500         8,570,008
---------------------------------------------------------------
                                                    266,385,687
---------------------------------------------------------------

GERMANY-5.81%

Adidas A.G. (Footwear)                 42,000         6,084,129
---------------------------------------------------------------
Adidas A.G. (Footwear) (Acquired
  04/11/97; cost $8,533,263)(b)        81,000        11,733,678
---------------------------------------------------------------
Allianz A.G.
  (Insurance-Multi-Line)               23,500         5,239,353
---------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)              187,000        10,857,259
---------------------------------------------------------------
Commerzbank A.G. (Banks-Major
  Regional)                           295,000        10,019,740
---------------------------------------------------------------
Continental A.G. (Automobile
  Parts & Equipment)                  285,000         6,800,883
---------------------------------------------------------------
Deutsche Bank A.G. (Banks-Major
  Regional)                           170,500        11,166,372
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                           240,000         9,823,787
---------------------------------------------------------------
Henkel KGaA
  (Chemicals-Diversified)             105,000         5,456,208
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)              24,250        10,249,949
---------------------------------------------------------------
Merck KGaA (Health
  Care/Drugs-Generic & Other)         290,000        10,759,137
---------------------------------------------------------------
SAP A.G. (Computers-Software &
  Services)                            27,000         7,751,909
---------------------------------------------------------------
SAP A.G.-Preferred
  (Computers-Software &
  Services)                            27,000         8,049,758
---------------------------------------------------------------
Schering A.G. (Health
  Care/Drugs-Generic & Other)          94,000         9,119,749
---------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)         155,000         8,648,358
---------------------------------------------------------------
                                                    131,760,269
---------------------------------------------------------------

HONG KONG-4.14%

Asia Satellite
  Telecommunications Holdings
  Ltd. (Telecommunications-
  Cellular/Wireless)                1,000,000         2,405,743
---------------------------------------------------------------
Asia Satellite
  Telecommunications Holdings
  Ltd.-ADR (Telecommunications-
  Cellular/Wireless)                  174,500         4,078,938
---------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Land Development)                  904,000         6,284,680
---------------------------------------------------------------
China Telecom Ltd.-ADR
  (Telecommunications-Cellular &
  Wireless)(a)                        179,700         5,817,788
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           9,772,000        11,375,283
---------------------------------------------------------------
First Pacific Co. Ltd.
  (Distributors-Food & Health)     11,493,908         7,247,339
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                     9,280,960        17,525,967
---------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                           490,000        11,090,991
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)              2,552,000        17,659,186
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                      2,968,400         5,874,218
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

HONG KONG-(CONTINUED)

Sun Hung Kai Properties Ltd.
  (Land Development)                  628,100   $     4,630,628
---------------------------------------------------------------
                                                     93,990,761
---------------------------------------------------------------

INDONESIA-0.39%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                      250,000         5,250,000
---------------------------------------------------------------
PT Indosat (Telephone)                933,000         2,102,809
---------------------------------------------------------------
PT Indosat-ADR (Telephone)             63,500         1,504,156
---------------------------------------------------------------
                                                      8,856,965
---------------------------------------------------------------

IRELAND-0.35%

Elan Corp. PLC-ADR (Health
  Care/Drugs-Generic & Other)(a)      158,800         7,920,150
---------------------------------------------------------------

ISRAEL-0.38%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care/Drugs-Generic & Other)         186,800         8,732,900
---------------------------------------------------------------

ITALY-3.92%

Assicurazioni Generali
  (Insurance-Multi-Line)              508,500        11,353,396
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)            6,200,000        16,596,810
---------------------------------------------------------------
Ente Nazionale Idrocarburi
  S.p.A. (Oil & Gas-Refining &
  Marketing)                        2,050,000        11,586,799
---------------------------------------------------------------
Fiat S.p.A. (Automobiles)           3,300,000        10,469,167
---------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major Regional)       825,000         7,467,395
---------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)               3,800,000        14,028,352
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                       2,777,777        17,375,463
---------------------------------------------------------------
                                                     88,877,382
---------------------------------------------------------------

JAPAN-14.52%

Advantest Corp. (Electronics-
  Instrumentation)                    249,700        20,644,080
---------------------------------------------------------------
Bridgestone Corp. (Automobile
  Parts & Equipment)                  477,000        10,304,944
---------------------------------------------------------------
Canon, Inc. (Office Equipment &
  Supplies)                           797,000        19,337,266
---------------------------------------------------------------
Denso Corp. (Automobile Parts &
  Equipment)                          370,000         7,993,353
---------------------------------------------------------------
Fuji Photo Film Co. (Leisure
  Time-Products)                      530,000        19,200,665
---------------------------------------------------------------
Hitachi Cable, Ltd. (Metal
  Fabricators)                      1,254,000         8,335,688
---------------------------------------------------------------
Honda Motor Co., Ltd.
  (Automobiles)                       610,000        20,527,628
---------------------------------------------------------------
Hoya
Corp.(Manufacturing-Specialized)      236,000         8,196,759
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                     1,205,000        20,024,927
---------------------------------------------------------------
Kyocera
  Corp.(Electronics-Component
  Distributors)                        71,000         4,064,728
---------------------------------------------------------------
Matsushita Electric Industrial
  Co. Ltd. (Electrical
  Equipment)                          569,000         9,550,312
---------------------------------------------------------------
Minebea Co. Ltd.
  (Electronics-Component
  Distributors)                     1,614,000        16,093,062
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                       326,000        13,218,779
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telephone)                    23,200        19,662,651
---------------------------------------------------------------
Nippon Television Network
  (Broadcasting-Television,
  Radio & Cable)                       26,530         9,434,848
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

JAPAN-(CONTINUED)

NTT Data Communications Systems Co.
  (Computers-Software &
  Services)                             4,500   $    21,499,792
---------------------------------------------------------------
Ricoh Corp. Ltd. (Office
  Equipment & Supplies)             1,095,000        14,102,617
---------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                       209,000        20,665,559
---------------------------------------------------------------
SMC Corp.(Machinery-Diversified)      100,000         8,641,462
---------------------------------------------------------------
Sony Corp.
  (Electronics-Component
  Distributors)                       234,000        19,423,847
---------------------------------------------------------------
TDK Corp. (Electrical Equipment)      244,000        20,233,652
---------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronics-Semiconductors)        367,100        18,301,620
---------------------------------------------------------------
                                                    329,458,239
---------------------------------------------------------------

MEXICO-4.13%

Cifra S.A. de C.V.
  (Retail-General Merchandise)      5,637,000         9,747,943
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)           320,500        13,841,594
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)             2,350,050        16,535,832
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  CV- Class B (Foods)               6,469,600         6,249,703
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                  374,200        11,600,200
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A.
  de C.V.-Class A (Paper &
  Forest Products)                  3,260,000        14,288,014
---------------------------------------------------------------
Panamerican Beverages,
  Inc.-Class A
  (Beverages-Non-Alcoholic)           609,200        18,885,200
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television,
  Radio & Cable)(a)                   136,200         2,604,825
---------------------------------------------------------------
                                                     93,753,311
---------------------------------------------------------------

NETHERLANDS-6.57%

Akzo Nobel N.V.
  (Chemicals-Diversified)              75,000        13,215,297
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Machinery-Diversified)(a)           65,000         4,720,577
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                           357,800         8,422,076
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software &
  Services)                           292,000         9,640,587
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                426,000        10,905,073
---------------------------------------------------------------
Koninklijke Nutricia Verenigde
  Bedrijven N.V. (Foods)              153,000         4,373,680
---------------------------------------------------------------
Koninklijke Pakhoed N.V.
  (Shipping)                          323,000        10,580,891
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                60,000         6,845,223
---------------------------------------------------------------
Philips Electronics N.V.
  (Household Furniture &
  Appliances)                         358,000        28,027,814
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                           257,500        10,278,779
---------------------------------------------------------------
Royal Dutch Petroleum Co. (Oil-
  International Integrated)           178,000         9,415,710
---------------------------------------------------------------
Stork N.V.
  (Manufacturing-Diversified)         135,000         5,840,845
---------------------------------------------------------------
Vendex International N.V.
  (Retail-General Merchandise)        215,000        11,738,347
---------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  332,000         7,866,083
---------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)                            58,000         7,121,916
---------------------------------------------------------------
                                                    148,992,898
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

NORWAY-0.65%

Petroleum Geo-Services A.S.A.
  (Oil-International
  Integrated)(a)                      215,000   $    14,821,423
---------------------------------------------------------------

PHILIPPINES-0.44%

Metro Pacific Corp.
  (Manufacturing-Diversified)      45,013,850         2,996,691
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)           168,960         4,170,381
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.- ADR (Telephone)      119,200         2,890,600
---------------------------------------------------------------
                                                     10,057,672
---------------------------------------------------------------

PORTUGAL-1.14%

Electricidade de Portugal,
  S.A.-ADR (Electric
  Companies)(a)                       140,800         4,919,200
---------------------------------------------------------------
Portugal Telecom S.A.
  (Telephone)                         510,000        20,924,936
---------------------------------------------------------------
                                                     25,844,136
---------------------------------------------------------------

SINGAPORE-0.87%

City Developments Ltd. (Land
  Development)                      1,600,000         6,704,762
---------------------------------------------------------------
DBS Land Ltd. (Land Development)    4,096,000         6,969,702
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)            1,846,800         6,156,000
---------------------------------------------------------------
                                                     19,830,464
---------------------------------------------------------------

SPAIN-2.00%

Banco Bilbao Vizcaya, S.A.
  (Banks-Major Regional)              432,000        11,552,073
---------------------------------------------------------------
Endesa S.A. (Electric Companies)      501,000         9,436,585
---------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                          745,000         8,911,116
---------------------------------------------------------------
Telefonica de Espana (Telephone)      565,000        15,419,330
---------------------------------------------------------------
                                                     45,319,104
---------------------------------------------------------------

SWEDEN-2.75%

Electrolux A.B. (Household
  Furniture & Appliances)             290,900        24,080,161
---------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail/Specialty-Apparel)          370,000        15,141,057
---------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banks-Major Regional)              530,000        12,029,533
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                          250,000        11,062,500
---------------------------------------------------------------
                                                     62,313,251
---------------------------------------------------------------

SWITZERLAND-4.23%

Adecco S.A. (Services-Commercial
  & Consumer)                          30,000         9,534,012
---------------------------------------------------------------
Ciba Specialty Chemicals A.G.
  (Chemicals-Specialty)(a)            122,000        11,980,004
---------------------------------------------------------------
Clariant A.G.
  (Chemicals-Specialty)                19,200        14,767,649
---------------------------------------------------------------
Credit Suisse Group (Banks-Major
  Regional)                            82,300        11,593,412
---------------------------------------------------------------
Holderbank Financiere Glarus
  A.G.-Class B
  (Construction-Cement &
  Aggregates)                          12,100         9,738,761
---------------------------------------------------------------
Nestle S.A. (Foods)                     7,800        10,990,466
---------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                    13,696        21,449,975
---------------------------------------------------------------

Zurich

  Versicherungs-Gesellschaft
  (Insurance-Multi-Line)               14,500         5,985,360
---------------------------------------------------------------
                                                     96,039,639
---------------------------------------------------------------

                                                        MARKET
                                       SHARES           VALUE

UNITED KINGDOM-15.19%

Airtours PLC
  (Services-Commercial &
  Consumer)                               466,450   $     9,234,521
-------------------------------------------------------------------
Amersham International PLC
  (Health Care/Drugs-Generic &
  Other)                                  215,000         8,269,420
-------------------------------------------------------------------
Barclays PLC (Banks-Major
  Regional)                               500,000        12,524,404
-------------------------------------------------------------------
Blue Circle Industries PLC
  (Construction-Cement &
  Aggregates)                           1,570,000         9,219,236
-------------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                   410,000         7,105,775
-------------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                     425,000        11,280,352
-------------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)             1,410,000        20,722,897
-------------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                               970,000        10,342,238
-------------------------------------------------------------------
Dixons Group PLC
  (Retail-Specialty)                    1,110,000        12,980,248
-------------------------------------------------------------------
EMAP PLC (Publishing)                     625,000         8,970,720
-------------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)           1,769,800        11,305,541
-------------------------------------------------------------------
GKN PLC
  (Manufacturing-Diversified)             530,000        11,888,704
-------------------------------------------------------------------
Granada Group PLC (Leisure Time-
  Products)                               435,000         5,999,130
-------------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             1,050,050        12,332,050
-------------------------------------------------------------------
Kingfisher PLC
  (Retail-Department Stores)              825,000        11,875,953
-------------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                        4,325,000        19,374,238
-------------------------------------------------------------------
Lloyds TSB Group PLC
  (Banks-Major Regional)                  570,000         7,124,565
-------------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                               250,000         6,302,048
-------------------------------------------------------------------
Next PLC (Retail-General
  Merchandise)                          1,010,000        12,031,145
-------------------------------------------------------------------
Pearson PLC (Specialty Printing)          950,000        12,432,128
-------------------------------------------------------------------
Provident Financial PLC
  (Consumer Finance)                      942,400        10,909,670
-------------------------------------------------------------------
Railtrack Group PLC (Shipping)          1,450,000        23,183,987
-------------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial &
  Consumer)                             2,760,000        11,113,416
-------------------------------------------------------------------
Royal & Sun Alliance Insurance
  Group PLC
  (Insurance-Multi-Line)                1,350,000        12,944,261
-------------------------------------------------------------------
Siebe PLC (Electronics-Component
  Distributors)                           370,000         7,107,788
-------------------------------------------------------------------
Smiths Industries PLC
  (Machinery-Diversified)                 256,000         3,715,210
-------------------------------------------------------------------
Tarmac PLC (Engineering &
  Construction)                         8,709,800        16,950,926
-------------------------------------------------------------------
Unilever PLC (Foods)                    2,064,000        15,375,169
-------------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                    1,865,000        10,169,262
-------------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

UNITED KINGDOM-(CONTINUED)

WPP Group PLC (Services-
  Advertising/Marketing)            2,575,000   $    11,772,562
---------------------------------------------------------------
                                                    344,557,564
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                            2,077,258,206
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT

FOREIGN CONVERTIBLE BONDS-1.55%

FRANCE-0.40%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99(c)  FRF                     33,885,000         8,973,144
-------------------------------------------------------------------

GERMANY-0.41%

Volkswagen International Finance
  N.V. (Automobiles), Conv. Gtd.
  Notes, 3.00%, 01/24/02          $     7,880,000         9,278,700
-------------------------------------------------------------------

HONG KONG-0.12%

New World Infrastructure Ltd.

  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01 (Acquired
  04/10/97-04/11/97; cost
  $2,056,313)(b)                  $     1,750,000         1,653,750
-------------------------------------------------------------------

New World Infrastructure Ltd.

  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01                        $     1,150,000         1,086,750
-------------------------------------------------------------------
                                                          2,740,500
-------------------------------------------------------------------

ITALY-0.43%

Pirelli S.p.A. (Electrical
  Equipment), Conv. Bonds,
  5.00%, 12/31/98(c)    ITL        10,062,964,600         9,658,782
-------------------------------------------------------------------

JAPAN-0.19%

Ricoh Co., Ltd. (Office
  Equipment & Supplies), Conv.
  Bonds, 0.35%, 03/31/03(c)  JPY      395,000,000         4,348,774
-------------------------------------------------------------------
    Total Foreign Convertible
      Bonds                                              34,999,900
-------------------------------------------------------------------

REPURCHASE AGREEMENT-4.92%(d)

SBC Warburg Inc., 5.40%,
  11/03/1997(e)                       111,732,336       111,732,336
-------------------------------------------------------------------
TOTAL INVESTMENTS-98.02%                              2,223,990,442
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.98%                      45,037,322
-------------------------------------------------------------------
NET ASSETS-100.00%                                  $ 2,269,027,764
===================================================================

Investment Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debenture
FRF   - French Franc
GDR   - Global Depository Receipt
Gtd.  - Guaranteed
ITL   - Italian Lira
JPY   - Japanese Yen
Sr.   - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $19,230,621 which represented 0.85% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $300,135,000. Collateralized by $295,632,000 U.S. Government obligations, 5.25% to 8.875% due 12/31/97 to 08/15/02 with an aggregate market value at 10/31/97 of $306,259,515.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997


ASSETS:

Investments, at market value (cost
  $1,836,302,147)                             $2,223,990,442
------------------------------------------------------------
Foreign currencies, at market value
  (cost $42,794,789)                              43,045,352
------------------------------------------------------------
Receivables for:
  Investments sold                                14,136,654
------------------------------------------------------------
  Capital stock sold                              44,111,370
------------------------------------------------------------
  Dividends and interest                           4,967,585
------------------------------------------------------------
Investment for deferred compensation plan             26,785
------------------------------------------------------------
Other assets                                          75,088
------------------------------------------------------------
    Total assets                               2,330,353,276
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           49,044,157
------------------------------------------------------------
  Capital stock reacquired                         8,290,939
------------------------------------------------------------
  Deferred compensation                               26,785
------------------------------------------------------------
Accrued advisory fees                              1,796,123
------------------------------------------------------------
Accrued administrative services fees                   7,878
------------------------------------------------------------
Accrued directors' fees                                6,184
------------------------------------------------------------
Accrued distribution fees                          1,044,063
------------------------------------------------------------
Accrued transfer agent fees                          367,018
------------------------------------------------------------
Accrued operating expenses                           742,365
------------------------------------------------------------
    Total liabilities                             61,325,512
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $2,269,027,764
============================================================

NET ASSETS:

Class A                                       $1,577,389,921
============================================================
Class B                                       $  678,808,929
============================================================
Class C                                       $   12,828,914
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     94,802,921
============================================================

Class B:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     41,731,824
============================================================

Class C:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        788,620
============================================================

Class A:

  NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                     $        16.64
============================================================
  OFFERING PRICE PER SHARE:
    (Net asset value of $16.64 divided
     by 94.50%)                               $        17.61
============================================================

Class B:

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                     $        16.27
============================================================
Class C:

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                     $        16.27
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997


INVESTMENT INCOME:

Dividends (net of $4,176,776 foreign
  withholding tax)                             $ 29,139,495
-----------------------------------------------------------
Interest                                          4,617,214
-----------------------------------------------------------
    Total investment income                      33,756,709
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    18,284,107
-----------------------------------------------------------
Administrative services fees                        105,163
-----------------------------------------------------------
Directors' fees                                      20,121
-----------------------------------------------------------
Distribution fees-Class A                         4,249,575
-----------------------------------------------------------
Distribution fees-Class B                         5,581,303
-----------------------------------------------------------
Distribution fees-Class C                            13,568
-----------------------------------------------------------
Custodian fees                                    1,521,866
-----------------------------------------------------------
Transfer agent fees-Class A                       2,237,953
-----------------------------------------------------------
Transfer agent fees-Class B                       1,303,468
-----------------------------------------------------------
Transfer agent fees-Class C                           5,037
-----------------------------------------------------------
Other                                               882,828
-----------------------------------------------------------
      Total expenses                             34,204,989
-----------------------------------------------------------
Less: Advisory fees waived                         (738,005)
-----------------------------------------------------------
      Expenses paid indirectly                      (38,529)
-----------------------------------------------------------
      Net expenses                               33,428,455
-----------------------------------------------------------
Net investment income                               328,254
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:

  Investment securities                         (14,679,896)
-----------------------------------------------------------
  Foreign currencies                             (1,876,119)
-----------------------------------------------------------
                                                (16,556,015)
-----------------------------------------------------------

Net unrealized appreciation of:

  Investment securities                         192,756,147
-----------------------------------------------------------
  Foreign currencies                                438,913
-----------------------------------------------------------
                                                193,195,060
-----------------------------------------------------------
    Net gain on investment securities and
      foreign
      currencies                                176,639,045
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $176,967,299
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997               1996
OPERATIONS:
  Net investment income                                       $      328,254     $    1,130,094
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                       (16,556,015)        43,829,404
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           193,195,060         98,461,748
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         176,967,299        143,421,246
-----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
    Class A                                                       (1,250,230)          (295,965)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                      (31,812,536)       (18,468,041)
-----------------------------------------------------------------------------------------------
    Class B                                                      (11,361,858)        (1,875,276)
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      363,888,653        350,398,961
-----------------------------------------------------------------------------------------------
    Class B                                                      282,384,176        296,841,074
-----------------------------------------------------------------------------------------------
    Class C                                                       13,462,792                 --
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     792,278,296        770,021,999
-----------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          1,476,749,468        706,727,469
-----------------------------------------------------------------------------------------------
  End of period                                               $2,269,027,764     $1,476,749,468
-----------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,897,861,942     $1,238,126,321
-----------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,863,515          1,113,111
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities
    and foreign currencies                                       (22,453,519)        42,949,270
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           387,755,826        194,560,766
-----------------------------------------------------------------------------------------------
                                                              $2,269,027,764     $1,476,749,468
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales August 4, 1997. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was increased by $5,672,380 and undistributed net realized gains decreased by $5,672,380 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,969,471 (which may be carried forward to offset future capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $738,005.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $105,163 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $1,774,819 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A Plan and the Class C Plan are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A shares and Class B shares, and the period August 4, 1997 through October 31, 1997 the Class C shares paid AIM Distributors $4,249,575, $5,581,303 and $13,568, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,172,508 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $91,984 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund incurred legal fees of $9,514 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $7,691. The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $25,598 and $5,240, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $38,529 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $1,525,690,965 and $943,814,904, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $463,067,699
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (82,747,088)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $380,320,611
=========================================================

Cost of investments for tax purposes is $1,843,669,831.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                    1997                           1996
                       ------------------------------   ---------------------------
                          SHARES          AMOUNT          SHARES         AMOUNT
                       ------------   ---------------   -----------   -------------
Sold:
  Class A               105,291,824   $ 1,764,668,535    41,055,911   $ 601,559,902
-----------------------------------------------------------------------------------
  Class B                21,599,075       352,871,134    21,641,528     313,690,762
-----------------------------------------------------------------------------------
  Class C*                1,372,281        23,795,456            --              --
-----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 2,035,986        31,231,975     1,305,811      17,576,215
-----------------------------------------------------------------------------------
  Class B                   707,879        10,688,975       130,593       1,741,975
-----------------------------------------------------------------------------------
  Class C*                       --                --            --              --
-----------------------------------------------------------------------------------
Reacquired:
  Class A               (84,633,652)   (1,432,011,857)  (18,205,834)   (268,737,156)
-----------------------------------------------------------------------------------
  Class B                (4,913,096)      (81,175,933)   (1,270,776)    (18,591,663)
-----------------------------------------------------------------------------------
  Class C*                 (583,661)      (10,332,664)           --              --
-----------------------------------------------------------------------------------
                         40,876,636   $   659,735,621    44,657,233   $ 647,240,035
===================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the five-year period ended October 31, 1997, for a Class B share outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a Class C share outstanding for the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997            1996          1995         1994         1993
                                                              -----------     -----------    ---------    ---------    ---------
CLASS A:

Net asset value, beginning of period                          $     15.37     $     13.65    $   13.50    $   12.18    $    8.88
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04(a)         0.04(a)      0.01         0.02         0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             1.68            2.07         0.62         1.31         3.29
--------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations                             1.72            2.11         0.63         1.33         3.31
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.02)          (0.01)       (0.04)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.43)          (0.38)       (0.44)          --           --
--------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                         (0.45)          (0.39)       (0.48)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $     16.64     $     15.37    $   13.65    $   13.50    $   12.18
================================================================================================================================
Total return(b)                                                     11.43%          15.79%        5.24%       10.94%       37.36%
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,577,390     $ 1,108,395    $ 654,764    $ 708,159    $ 372,282
================================================================================================================================
Ratio of expenses to average net assets(c)                           1.47%(d)(e)        1.58%      1.67%       1.64%        1.78%
================================================================================================================================
Ratio of net investment income to average net assets(f)              0.24%(d)        0.25%        0.10%        0.22%        0.28%
================================================================================================================================
Portfolio turnover rate                                                50%             66%          68%          67%          62%
================================================================================================================================
Average brokerage commission rate(g)                          $    0.0168     $    0.0192          N/A          N/A          N/A
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.51%, 1.60% and 1.68, respectively for 1997-1995.
(d) Ratios are based on average net assets of $1,416,524,861.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 0.20%, 0.22% and 0.09%, respectively for 1997-1995.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                1997            1996          1995           1994
                                                              ---------       ---------     ---------      ---------
CLASS B:

Net asset value, beginning of period                          $   15.13       $   13.54     $   13.49      $   13.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)(a)       (0.07)(a)     (0.09)         (0.01)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.66            2.04          0.61           0.08
--------------------------------------------------------------------------------------------------------------------
        Total from investment operations                           1.57            1.97          0.52           0.07
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --              --         (0.03)            --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.43)          (0.38)        (0.44)            --
--------------------------------------------------------------------------------------------------------------------
        Total distributions                                       (0.43)          (0.38)        (0.47)            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   16.27       $   15.13     $   13.54      $   13.49
====================================================================================================================
Total return(b)                                                   10.61%          14.88%         4.35%          0.52%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 678,809       $ 368,355     $  51,964      $   4,833
====================================================================================================================
Ratio of expenses to average net assets(c)                         2.25%(d)(e)      2.35%        2.55%          2.53%(f)
====================================================================================================================
Ratio of net investment income (loss) to average net
  assets(g)                                                       (0.53)%(d)      (0.53)%       (0.78)%        (0.67)%(f)
====================================================================================================================
Portfolio turnover rate                                              50%             66%           68%            67%
====================================================================================================================
Average brokerage commission rate(h)                          $  0.0168       $  0.0192           N/A            N/A
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 2.28%, 2.37% and 2.56%, respectively for 1997-1995.
(d) Ratios are based on average net assets of $558,130,289.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.24%.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.57)%, (0.55)% and (0.79)%, respectively for 1997-1995.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                1997
                                                              --------

CLASS C:

Net asset value, beginning of period                          $  17.64
----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)
----------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.35)
----------------------------------------------------------------------
        Total from investment operations                         (1.37)
----------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              --
----------------------------------------------------------------------
  Distributions from net realized gains                             --
----------------------------------------------------------------------
        Total distributions                                         --
----------------------------------------------------------------------
Net asset value, end of period                                $  16.27
======================================================================
Total return(b)                                                  (7.77)%
======================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 12,829
======================================================================
Ratio of expenses to average net assets(c)                        2.27%(d)(e)
======================================================================
Ratio of net investment income (loss) to average net
  assets(f)                                                      (0.55)%(d)
======================================================================
Portfolio turnover rate                                             50%
======================================================================
Average brokerage commission rate(g)                          $ 0.0168
======================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 2.30% (annualized).
(d) Ratio is annualized and based on average net assets of $5,564,501.
(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.26%.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (0.59)% (annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.